Exhibit 10(x)

Special Compensation and Non-Compete Agreement

THIS AGREEMENT is entered into as of the 12th day of August, 1996 (the “Effective Date”), by and between SPRINT CORPORATION, a Kansas corporation (“Sprint,” and it, together with its Subsidiaries, the “Employer”), and William R. Blessing (“Employee”).

Recitals

1.	Employer is engaged in the telecommunications and related businesses. This is a worldwide business that may be conducted from sites and serve customers throughout the world.

2.	By virtue of his work for Employer, Employee has gained and will continue to gain additional valuable Proprietary Information of Employer.

3.	Employer desires to enter into this Agreement to provide severance and other benefits for Employee in exchange for Employee’s agreement to maintain the confidentiality of certain information and to refrain from competing with Employer during and after termination of his employment with Employer.

Capitalized terms are defined in Section 6 of, or parenthetically throughout, this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereby agree as follows:

1.	Employment At Will

Employee’s employment may be terminated by either party for any reason. Employee shall provide Employer with written notice of his intent to terminate at least 30 days before the effective date of the termination. Except in the event of Termination for Cause, Employer shall provide Employee with written notice of its intent to terminate Employee’s employment at least 30 days before the effective date of the termination.

2.	Employee’s Covenants

(a)	Exclusivity of Services

Employee shall, during his employment with Employer, owe an undivided duty of loyalty to Employer and agrees to devote his entire business time and attention to the performance of those duties and responsibilities and to use his best efforts to promote and develop the business of Employer. Employee shall adhere to the conflicts of interest provisions set forth in Section 7 of the Sprint Code of Ethics (or any successor provision, which is incorporated by this reference) as in effect as of the date of this Agreement and as may be amended from time to time hereafter. The determination of the Committee as to the Employee’s compliance with this provision shall be final.

(b)	Proprietary Information

Employee acknowledges that during the course of his employment he has learned or will learn or develop Proprietary Information. Employee further acknowledges that unauthorized disclosure or use of such Information, other than in discharge of Employee’s duties, will cause Employer irreparable harm.

Except in the course of his employment with Employer under this Agreement, in the pursuit of the business of Employer or as otherwise required in employment with Employer, Employee shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate or use on his behalf or another’s behalf, any Proprietary Information. If during or after his employment Employee has any questions about whether particular information is Proprietary Information he shall consult with Employer’s Corporate Secretary.

(c)	Non-Competition

Employee shall not, during the Non-Compete Period, engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. This provision shall not apply if, within one year following a Change in Control:

(i)	Employer terminates Employee’s employment with Employer for any reason other than Termination for Cause or Total Disability; or

(ii)	Employee terminates his employment with Employer upon Constructive Discharge.

If Employee ceases to be employed by Employer because of a sale, merger, divestiture, or other transaction entered into by Employer, this provision shall continue to apply during the Non-Compete Period, except that Employee’s continued employment for the subsidiary, division, or other divested unit of the Employer shall not be deemed a violation of this provision.

Employee agrees that because of the worldwide nature of Employer’s business, breach of this agreement by accepting Competitive Employment anywhere in the United States would irreparably injure Employer and that, therefore, a more limited geographic restriction is neither feasible nor appropriate to protect Employer’s interests.

(d)	Inducement of Employees, Customers and Others

During the term of his employment and the Non-Compete Period, Employee shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, or customer of Employer with whom he has worked or about whom he has gained Proprietary Information to terminate his or its employment, agency, or customer relationship with Employer or to render services for or transfer business to any Competitor of Employer.

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(e)	Return of Employer’s Property

Employee shall, upon termination of his employment with Employer, return to Employer all property of Employer in his possession, including all notes, reports, sketches, plans, published memoranda or other documents, whether in hard copy or in computer form, created, developed, generated, received, or held by Employee during employment, concerning or related to Employer’s business, whether containing or relating to Proprietary Information or not. Employee shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from Employer’s premises without Employer’s authorization.

(f)	Exit Interview

At Employer’s request, Employee shall participate in an exit interview prior to his Severance Date to provide for the orderly transition of his duties, to arrange for the return of Employer’s property, to discuss his intended new employment, and to discuss and complete such other matters as may be necessary to ensure full compliance with this Agreement.

(g)	Confidentiality of Agreement

Employee shall not disclose or discuss the existence of this Agreement, the Alternative Stock-Based Award, the Special Compensation, or any other terms of the Agreement except (1) to members of his immediate family, (2) to his financial advisor or attorney, but then only to the extent necessary for them to assist him, (3) to a potential employer on a strictly confidential basis, and then only to the extent necessary for reasonable disclosure in the course of serious negotiations, or (4) as required by law or to enforce his legal rights.

3.	Alternative Stock-Based Awards

As partial consideration for Employee’s agreements hereunder, Employee shall be granted one of the two Stock-Based Awards, at the election of Employee, on the terms set forth in this section. Employee must indicate which of the two forms of compensation he elects to receive by checking the corresponding box above his signature line at the bottom of this Agreement. If Employee signs this Agreement but checks neither box or both boxes, Employee shall be considered to have elected to receive restricted stock.

(a)	Alternative Award of Restricted Stock

If Employee elects to receive Restricted Stock, this Section 3(a) shall be considered a part of this Agreement, otherwise it shall not be considered a part of this Agreement.

Employer hereby grants to Employee an award of 3,000 shares of restricted stock under Sprint’s 1990 Restricted Stock Plan, the terms of which are hereby incorporated into this Agreement by this reference.

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(a1)	Lapse of Restrictions

Employee may not sell, transfer, assign, pledge, or otherwise encumber or dispose of shares of restricted stock until the restrictions on the shares lapse. Restrictions on the shares covered by this award shall lapse, with respect to 25% of the total shares granted, on each of the first four anniversary dates of the Effective Date.

(a2)	Rights as Stockholder and Issuance of Shares

Except as set forth in the 1990 Restricted Stock Plan, Employee shall have all rights of a stockholder with respect to the shares of restricted stock, including the right to vote the shares of stock and the right to dividends on the shares. The shares of restricted stock shall be registered in the name of the Employee and the certificates evidencing the shares shall, at Employer’s sole election, either (a) bear an appropriate legend referring to the terms, conditions, and restrictions applicable to the award or (b) be held in escrow by the Company. Within 60 days of the Effective Date of this Agreement, the Employee shall execute a stock power or powers assigning the shares of restricted stock to Sprint, and Sprint shall hold the stock power and the certificate in escrow and may use the stock power to effect forfeiture of the restricted stock to the extent the shares are forfeited under the terms of this Agreement. Sprint shall cause the certificate evidencing unrestricted shares of common stock to be issued to the employee as soon as practicable after the restrictions lapse on the restricted shares.

(b)	Alternative Award of Stock Options

If Employee elects to receive stock options, this Section 3(b) shall be considered a part of this Agreement; otherwise it shall not be considered a part of this Agreement.

Sprint hereby grants to Employee, under Sprint’s 1990 Stock Option Plan, an option to purchase 12,000 shares of Sprint common stock at a price of $38.4375 per share. The option shall become exercisable, with respect to 25% of the total shares granted, on each of the first four anniversaries of the Effective Date. The option shall expire on August 12, 2006. The terms of the 1990 Stock Option Plan are hereby incorporated into this Agreement by reference. The option includes a right to a reload option as provided in Section 7 of the 1990 Stock Option Plan.

(c)	Provisions Applicable to Awards of both Restricted Stock and Stock Options

(c1)	Acceleration of Stock-Based Awards

(A)	Conditions to Acceleration

The restrictions on all shares of restricted stock that have not otherwise lapsed shall lapse or the stock options shall become immediately exercisable, as the case may be, if, on or after August 12, 1997, Employee is not in breach of this Agreement and

(i)	Employer terminates Employee’s employment with Employer for any reason other than Termination for Cause or Employee’s Total Disability or

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(ii)	Employee terminates his employment with Employer by reason of Employee’s Constructive Discharge or

(iii)	Employee ceases to be employed by Employer because of a sale, merger, divestiture, or other transaction entered into by Employer.

(B)	No Acceleration on Transfer of Employment to Affiliates

In no event shall the restrictions lapse on restricted stock nor the exercisability of stock options be accelerated as provided in the prior section upon Employee’s ceasing employment with Employer to commence employment with an Affiliate of Sprint.

(C)	Section 280G Limits on Acceleration

If the acceleration of the vesting of restricted stock or the exercisability of the stock-based award hereunder, together with all other payments or benefits contingent on a change in control within the meaning of Internal Revenue Code Section 280G or any successor provision (“280G”), results in any portion of such payments or benefits to the Employee not being deductible by the Employer or its successor as a result of the application of 280G, the Employee’s benefits shall be reduced until the entire amount of the benefits is deductible. The reduction shall be effected by the exclusion of grants of options, restricted stock, or other benefits not deductible by Sprint under 280G in reverse chronological order of grant date from the application of this or other acceleration provision, until no portion of such benefits is rendered non-deductible by application of Code Section 280G.

(c2)	Forfeiture of Stock-Based Award on Transfer to Affiliates and on Termination of Employment in Certain Circumstances

Employee shall not be entitled to sell or continue to own any unvested shares of restricted stock or exercise or continue to own any unexercisable stock options, as the case may be, if before such restricted shares vest or before such stock options become exercisable

(i)	Employee ceases employment with Employer and begins employment with an Affiliate of Employer,

(ii)	Employer terminates Employee’s employment with Employer for any reason constituting Termination for Cause or by reason of Employee’s Total Disability, or

(iii)	Employee terminates his employment with Employer for any reason other than Employee’s Constructive Discharge.

Except as to paragraph (2)(iii), this provision applies regardless of what subsequent employment Employee may take.

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(c3)	Tax Withholding

Employer may withhold the amount of any tax attributable to any amount payable or shares issuable under this Agreement.

4.	Payment of Special Compensation

In lieu of any payments or benefits available under any and all Employer severance plans or policies but not in lieu of benefits under Sprint’s Long-Term Disability Plan, Employee shall be entitled to (1) Special Compensation and (2) any vacation pay for vacation accrued but not taken by Employee on his Severance Date, if

(i)	Employer terminates Employee’s employment with Employer for any reason other than (a) Termination for Cause or (b) Total Disability or

(ii)	Employee terminates his employment with Employer upon Constructive Discharge.

The payments and benefits provided for in this section shall be in addition to all other sums then payable and owing to Employee hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Employee for employment or services provided to any Person other than Employer after the Severance Date and shall be in full settlement and satisfaction of all of Employee’s claims against and demands upon Employer.

Employee’s right to receive severance or other benefits pursuant to this section shall cease immediately in the event Employee is re-employed by Employer or Employee materially breaches this Agreement.

5.	Dispute Resolution

(a)	Jurisdiction and Venue

Employee consents to jurisdiction and venue in the state and federal courts in and for Johnson County, Kansas, for any and all disputes arising under this Agreement, provided, however, that Employer may seek injunctive relief in any court of competent jurisdiction to enjoin any violation of the covenants under Section 2, as well as seeking damages therefor.

(b)	Remedies

Employee acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of this Agreement will not cause him undue hardship and that the provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

Employee acknowledges that failure to comply with the terms of this Agreement, particularly the provisions of Section 2, will cause irreparable damage to Employer. Therefore, Employee agrees that, in addition to any other remedies at law or in equity available to Employer for Employee’s

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breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Employee to prevent such damage or breach, and the existence of any claim or cause of action Employee may have against Employer shall not constitute a defense thereto.

If Employee materially breaches any provision of Section 2 or if any of those provisions are held to be unenforceable against Employee (i) Employee shall return any Special Compensation paid pursuant to this Agreement and (ii) if Employee’s breach occurs within the five-year period beginning on the Effective Date of this Agreement, Employee shall return to Employer the stock received with respect to the Stock-Based Award, or, if Employee has disposed of the stock, an amount equal to the fair market value thereof on the date of disposition. This remedy is a return of consideration and shall be in addition to any other remedies. During Employee’s employment with Employer, the Committee shall determine whether Employee has materially breached the provisions of Section 2, and the Committee’s determination shall be final.

6.	Definitions

(a)	Affiliate

“Affiliate” means, with respect to any Person, a Person, other than a Subsidiary of such Person, (i) controlling, controlled by, or under common control with such Person and (ii) any other Person with whom such Person reports consolidated financial information for financial reporting purposes. “Control” for this purpose means direct or indirect possession by one Person of voting or management rights of at least 20% with respect to another Person.

(b)	Change in Control

“Change in Control” means the occurrence of any of the following events:

(1)	the acquisition, without the approval of a majority of the directors described in paragraph 6(b)(2) below, by any “person” or “group” as such terms are defined in Section 13(d), and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder other than

(A)	a trustee or other fiduciary holding securities under an employee benefit plan of Sprint or

(B)	Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint of securities of Sprint representing 20% or more of the combined voting power of Sprint’s then outstanding securities; or

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(2)	at the end of any two-year period, less than a majority of the directors of Sprint are directors

(A)	who were directors of Sprint at the beginning of the two-year period or

(B)	whose election or nomination as director was approved by a vote of 2/3’s of the then directors described in the preceding clause 6(b)(2)(A) or this clause 6(b)(2)(B) by prior nomination or election; or

(3)	the shareholders of Sprint approve a merger, consolidation, liquidation or dissolution of Sprint, or a sale of all or substantially all of the assets of Sprint without approval of a majority of the directors described in paragraph 6(b) (2).

(c)	Committee

“Committee” means the Organization, Compensation, and Nominating Committee of Sprint’s board of directors.

(d)	Competitive Employment

“Competitive Employment” means the performance of duties or responsibilities for a Competitor of Employer (a) that are of a similar nature or employ similar professional or technical skills (e.g., marketing, engineering, legal, etc.) to those employed by Employee in his performance of services for Employer at any time during the two years before the Severance Date, (b) that relate to products or services that are competitive with Employer’s products or services with respect to which Employee performed services for Employer at any time during the two years before the Severance Date, or (c) in the performance of which Proprietary Information to which Employee had access at any time during the two-year period before the Severance Date could be of substantial economic value to the Competitor of Employer.

(e)	Competitor of Employer

Because of the highly competitive, evolving nature of Employer’s industry, the identities of companies in competition with Employer are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement. A Sprint Affiliate shall not be a Competitor of Employer.

“Competitor of Employer” means:

(1)	any Person doing business in the United States whose primary business is providing local or long distance telephone or wireless service;

(2)	any Person doing business in the United States, who, together with its Consolidated Affiliates, receives more than 15% of its gross operating revenue from a line of business in which Employer, together with its Consolidated Affiliates, receives more than 15% of its gross operating revenues, all as measured by the most recent available financial information of both Employer and such other Person, at the time Employee accepts, or proposes to accept, employment with or to otherwise perform services for such Person;

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(3)	any Person doing business in the United States and operating, for less than 5 years, a line of business from which Employer derives more than 15% of its gross operating revenues, notwithstanding such Person’s lack of substantial revenues in such line of business; and

(4)	any Person doing business in the United States, who receives more than 15% of its gross operating revenue from a line of business in which Employer has operated for less than 5 years, notwithstanding Employer’s lack of substantial revenues in such line of business.

If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on the Employee to demonstrate that such Person is not a Competitor of Employer.

(f)	Consolidated Affiliate

“Consolidated Affiliate” means, with respect to any person, all Affiliates and Subsidiaries of such person, if any, with whom the financial statements of such person are required, under generally accepted accounting principles, to be reported on a consolidated basis.

(g)	Constructive Discharge

“Constructive Discharge” means termination by the Employee of his employment with the Employer by written notice given within 60 days following one or more of the following events:

(a)	unless Employer first offers to Employee a position having an equal or greater grade rating, reassignment of Employee from his then current position with Employer to a position having a lower grade rating, in each case under Employer’s methodology of rating employment positions for its employees generally;

(b)	a reduction in Employee’s targeted total compensation by more than 10% other than by an across-the-board reduction affecting substantially all similarly situated employees of Employer; or

(c)	a change in the Employee’s base employment area to anywhere other than the Kansas City metropolitan area within one year following a Change in Control.

(h)	Non-Compete Period

“Non-Compete Period” means the 18-month period beginning on Employee’s Severance Date. If Employee breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be tolled during the period the breach or violation continues.

(i)	Person

“Person” means any individual, corporation, partnership, association, company, or other entity.

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(j)	Proprietary Information

“Proprietary Information” means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other confidential and proprietary information concerning the products, processes, or services of Employer or Employer’s Affiliates, including but not limited to: computer programs, unpatented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers or acquisitions which information: (a) has not been made generally to the public; and (b) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (c) has been identified to Employee as confidential by Employer, either orally or in writing.

(k)	Severance Date

“Severance Date” means the last day on which Employee actually performs services as an employee of Employer.

(l)	Severance Period

“Severance Period” means the 18-month period beginning on Employee’s Severance Date.

(m)	Special Compensation

“Special Compensation” means Employee’s right

(a)	to continue to receive during the Severance Period periodic compensation at the same rate as his base salary in effect at the Employee’s Severance Date;

(b)	to receive bonuses under one or more of Sprint’s Management Incentive Plan, Executive Management Incentive Plan, and Sales Incentive Compensation Plan in which Employee participated on the Severance Date (together with other incentive compensation plans specifically approved for this purpose by the Committee, the “Short-Term Incentive Plans”) based on the Employee’s target amount under such plans on the Severance Date, and assuming achievement of performance targets under the Short-Term Incentive Plans of

(i)	the actual performance level for periods before the beginning of the Severance Period and

(ii)	the lesser of (a) the actual performance level during the Severance Period and (b) 100% of targeted performance during the Severance Period,

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pro-rating the foregoing performance levels under the Short-Term Incentive Plans based on the ratio of the amount of time in each of the foregoing time periods to the amount of time in the whole performance period under each Short-Term Incentive Plan;

(c)	to receive an award under the Long Term Incentive Plan and the Executive Long Term Incentive Plan (the (“Long-Term Incentive Plans”), assuming achievement of performance targets under the Long-Term Incentive Plans of

(i)	the actual performance level for periods before the beginning of the Severance Period and

(ii)	0% of targeted performance during the Severance Period,

pro-rating the foregoing performance levels under the Long-Term Incentive Plans based on the ratio of the amount of time in each of the foregoing time periods to the amount of time in the whole performance period under each Long-Term Incentive Plan;

(d)	to continue to participate throughout the Severance Period in all group health plans (as defined in Code section 106(b)(3) or any successor provision of the Internal Revenue Code of 1986, as amended, including but not limited to any medical and dental) that Employer continues to make available to Employer’s employees generally and that Employee was participating in on his Severance Date, except that participation in those plans after Employee becomes employed full-time during the Severance Period shall immediately cease unless Employee elects to continue coverage under the COBRA continuation provisions of any group health plan by paying the applicable premium therefor;

(e)	to continue to participate throughout the Severance Period in all group life insurance and qualified or non-qualified retirement plans that Employer continues to make available to Employer’s employees generally and that Employee was participating in on his Severance Date;

(f)	to receive out-placement counseling by a firm selected by Employer to continue until Employee becomes employed;

(g)	to continue to receive throughout the Severance Period all executive perquisites (including automobile allowance, long distance services and all miscellaneous services) Employee was entitled to receive on the Severance Date except country club membership dues and accrual of vacation; and

(h)	to have the end of the Severance Period treated as Employee’s termination date for purposes of Sprint’s employee stock option plans and restricted stock plans.

Employee shall not be entitled to participate in Sprint’s long- and short-term disability plan after the Severance Date.

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(n)	Stock-Based Award

“Stock-Based Award” means the award of restricted stock as elected by Employee under Section 3 of this Agreement.

(o)	Subsidiary

“Subsidiary” means, with respect to any Person (the “Controlling Person”), all other Persons (the “Controlled Persons”) in whom the Controlling Person owns or controls more than 50% of the management or voting rights, together with all Subsidiaries of such Controlled Persons.

(p)	Termination for Cause

“Termination for Cause” means termination by Employer of Employee’s employment because of

(i)	conduct by the Employee that violates the Code of Ethics or reflects adversely on the Employee’s honesty or

(ii)	Employee’s willful engagement in conduct that is materially injurious to the Employer.

Termination for failure to meet performance expectations, unless willful, continuing and substantial, shall not be deemed a Termination for Cause.

(q)	Total Disability

“Total Disability” shall have the same meaning as in Sprint’s Long Term Disability Plan, as amended from time to time.

7.	General Provisions

(a)	Obligations to Survive Termination of Employment

Employee’s obligations under this Agreement shall survive his termination of employment with Employer.

(b)	Binding Effect

This Agreement shall be binding upon and inure to the benefit of Employee’s executors, administrators, legal representatives, heirs, and legatees and to Employer’s successors and assigns.

(c)	Partial Invalidity

The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be

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determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Employee hereby agrees that such scope may be judicially modified accordingly.

(d)	Waiver

The waiver by either party of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

(e)	Prior Agreements Merged into Agreement

This Agreement represents the entire understanding of the parties and, to the extent that there is any conflict, supersedes all other agreements with respect to the subject matter hereof.

(f)	Notices

Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party (a) upon actual receipt at the address of such party specified below if delivered personally or by regular U.S. mail; (b) upon receipt by the sender of a “GOOD” or “OK” confirmation of transmission if transmitted by facsimile, but only if a copy is also sent by regular mail or courier; (c) when delivery is certified if sent as certified mail, return receipt requested, addressed, in any case to the party at the following addresses:

If to Employee:	William R. Blessing

If to Employer:	Sprint Corporation
6200 Sprint Parkway
Overland Park, KS 66251
Attn: Corporate Secretary
FAX: (913) 794-0144

or to such other address or telecopy number as any party may designate by written notice in the aforesaid manner, or with respect to Employee, such address as Employee may provide Employer for purposes of its human resources database.

(g)	Governing Law

Because Employer’s business is headquartered in Kansas, and to ensure uniformity of enforcement of this Agreement, the validity, interpretation, and enforcement of this Agreement shall be governed by the laws of the State of Kansas.

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(h)	Number and Gender

Wherever the context requires, each term stated in either the singular or plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, or neuter as appropriate.

(i)	Headings

The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and effective as of August 12, 1996, above set forth.

I elect to receive the following as

the Stock-Based Award (check

one):

☐	Restricted Stock
☒	Stock Options

SPRINT CORPORATION

/s/ William R. Blessing	By:	/s/ Don A. Jensen
William R. Blessing		Authorized Officer

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Employment Agreement

(With Enhanced Change-in-Control Benefits)

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is dated as of December 3, 2003 (the “Effective Date”), by and among SPRINT CORPORATION, a Kansas corporation (“Sprint”), SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint (“SUMC”) (Sprint, SUMC and the subsidiaries of Sprint are collectively referred to herein as the “Company”), and ROBERT J. DELLINGER (“Executive”).

Recitals

1.	Because the Company is mindful of Executive’s substantial contributions to the Company and of his attractiveness in the competitive marketplace, both within and outside of the telecommunications industry, it desires to insure his continued employment with the Company, it desires to encourage him to maintain and increase his ownership of Company stock, and it desires to provide him appropriate compensation arrangements that continue to motivate him to focus on and increase shareholder value.

2.	Executive has been, and now is, serving as Executive Vice President and Chief Financial Officer.

3.	The Company desires to secure the continued long-term employment of Executive.

4.	Executive and the Company entered into a Special Compensation and Non-Compete Agreement, dated March 26, 2002 (the “Severance Agreement”).

5.	The Company granted Executive certain “Stock-Based Awards” in, and as such term is defined under, the Severance Agreement (the “Prior Awards”), and the Company and Executive desire to continue the vesting, acceleration, and other terms of the Prior Awards as set forth in the Severance Agreement but to supersede all other aspects of the Severance Agreement by this Agreement.

6.	Certain capitalized terms used herein are defined parenthetically throughout this Agreement or defined in Section 6 of this Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration is mutually acknowledged by the parties, the parties hereby agree as follows:

1.	Employment and Termination

1.01.	Conditions of Employment

Subject to the terms of this Agreement, the Company hereby agrees to employ Executive as Executive Vice President and Chief Financial Officer, with such authority, power, responsibilities, and duties customarily exercised by a person holding such positions in a company of the size and nature of the Company.

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1.02.	Performance of Duties

Executive shall, during his employment with the Company, owe an undivided duty of loyalty to the Company and agrees to use his best efforts to promote and develop the business of the Company. Executive agrees that, during his employment with the Company, he must devote his full business time, energies, and talents to serving as a senior executive officer of the Company and that he shall perform his duties faithfully and efficiently subject to the directions of the Board. Notwithstanding the foregoing, Executive may, subject in all cases to the Company’s Principles of Business Conduct (or any successor code of conduct) (i) serve as a director, trustee, or officer or otherwise participate in not-for-profit educational, welfare, social, religious, and civic organizations; (ii) serve as a director of any for-profit business listed on Exhibit A hereto or, with the prior consent of the Board, serve as a director of any for-profit business that is not a Competitor; and (iii) acquire passive investment interests in one or more entities, to the extent that the other activities do not inhibit or interfere with the performance of Executive’s duties under this Agreement, or to the knowledge of Executive conflict in any material way with the business or policies of the Company.

1.03.	Term of Employment

The term of Executive’s employment under this Agreement (the “Employment Term”) begins on the Effective Date and ends on Executive’s 65th birthday (the “End Date”). This Agreement sets forth certain terms of Executive’s employment during the Employment Term, the consequences of any termination of employment during the Employment Term, and the terms of certain restrictive covenants by Executive during and after the Employment Term. The Company and Executive agree that the employment relationship is at will, and either party may terminate the employment relationship for any reason in accordance with the procedures and with the consequences set forth in this Agreement.

1.04.	Procedures for Termination

(a)	General Procedures

Except as set forth below, any purported termination of this Agreement or of Executive’s employment by the Company or by Executive during the Employment Term, other than by Executive’s death, shall be communicated by a written notice of termination to the other party hereto delivered in accordance with Section 13 below indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated. Any such termination will be effective on the Termination Date.

(b)	Cause Termination

The Company may not terminate Executive’s employment for Cause during the Employment Term until it delivers to Executive a written notice stating that Executive is guilty of conduct constituting Cause by reference to one or more clauses of Section 6.06 and specifying the particulars thereof in reasonable detail.

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(c)	CIC Good Reason Termination

Executive may terminate his employment for CIC Good Reason during the Employment Term only within the CIC Protected Period following written notice and an opportunity for the Company to cure; provided, however, that Executive may not give notice of termination for CIC Good Reason during any Period in which Executive is unable to substantially perform his duties with the Company due to physical or mental illness. In order to effect a termination for CIC Good Reason, Executive must, within 60 days following the event or circumstance giving rise to Executive’s claim, deliver a written notice to the Company that sets forth the specific event or circumstance giving rise to CIC Good Reason by reference to one or more clauses of the definition of CIC Good Reason set forth in Section 6.09 of this Agreement. If, within 30 days following notice from Executive, the Company corrects, in all material respects, the events or circumstances giving rise to Executive’s claim for CIC Good Reason, Executive shall not be entitled to terminate his employment for CIC Good Reason by reason of such event or circumstance.

(d)	Non-CIC Good Reason Termination

Executive may terminate his employment for Non-CIC Good Reason any time during the Employment Term following written notice and an opportunity for the Company to cure. In order to effect a termination for Non-CIC Good Reason, Executive must deliver a written notice to the Company within 60 days following the event or circumstance giving rise to Executive’s claim of Non-CIC Good Reason. The notice must set forth the specific event or circumstance giving rise to Non-CIC Good Reason by reference to one or more clauses of the definition of Non-CIC Good Reason set forth in Section 6.24 of this Agreement. If, within 30 days following notice from Executive, the Company corrects, in all material respects, the events or circumstances giving rise to Executive’s claim for Non-CIC Good Reason, Executive shall not be entitled to terminate his employment for Non-CIC Good Reason by reason of such event or circumstance.

(e)	Payment of Compensation Earned Through Termination Date

Upon a termination of Executive’s employment hereunder for any reason, Executive or, in the event of his death, Executive’s estate, in addition to any other payments or benefits to which Executive may be entitled hereunder, is entitled to

(i)	Executive’s Base Salary prorated through the Termination Date,

(ii)	any payment under the Incentive Plan for Performance Periods ending before the Termination Date, unless eliminated or reduced, and then only to the extent that such payments are eliminated or reduced, for all Senior Officers continuing employment with the Company, and

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(iii)	any vacation pay for vacation accrued by Executive in the calendar year of termination but not taken at the Termination Date.

Except as otherwise provided herein, the Company must pay any other employee benefits to which Executive is entitled by reason of his employment to Executive or his estate at the time or times required by the terms of the applicable Company plan or policy.

(f)	Effect of Termination on Other Positions

If, on the Termination Date, Executive (i) is a member of the Board or any board of directors of one of Sprint’s subsidiaries, (ii) serves on the board of directors of any other corporation by nomination, appointment, or designation by Sprint or any of its subsidiaries, or (iii) holds any other position with Sprint or any of its subsidiaries, Executive shall, unless otherwise agreed to by the Company, be deemed to have resigned from all such positions as of the Termination Date. Executive agrees to execute such documents and take such other actions as the Company may request to reflect such resignations.

(g)	Condition to Certain Payments

Payments under Section 4 are conditioned on Executive’s compliance with the requirements of Section 4.03(b).

(h)	Exit Interview

At the Company’s request, Executive shall participate in an exit interview prior to Executive’s last day worked as an employee of the Company to provide for the orderly transition of his duties, to arrange for the return of the Company’s property, to discuss his intended new employment, and to discuss and complete such other matters as may be necessary to ensure full compliance with this Agreement.

2.	Compensation

Subject to the terms of this Agreement, during the Employment Term, while Executive is employed by the Company, the Company will compensate him for his services as follows:

2.01.	Base Salary

Executive shall receive an annual base salary in an amount not less than his annual salary on the Effective Date, payable in monthly or more frequent installments in accordance with the Company’s payroll policies and practices (such annual base salary as adjusted pursuant to this Section 2.01 shall hereinafter be referred to as the “Base Salary”). Executive’s Base Salary shall be reviewed, and may be increased but not decreased below the rate in effect on the Effective Date (other than across-the-board reductions similarly affecting all Senior Officers), by the Board in a manner that is fair and pursuant to its normal performance review policies for Senior Officers.

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2.02.	Incentive Payments

Executive will continue to participate in the Incentive Plan, subject to its terms and conditions as they may from time to time be established, amended, interpreted, or terminated in accordance with the Company’s plans or policies governing such benefits to the Company’s Senior Officers generally. Executive’s Targeted Compensation under the Incentive Plan shall be reviewed, and may be increased but not decreased below his Targeted Compensation in effect in 2003 (other than across-the-board reductions similarly affecting all Senior Officers), by the Board in a manner that is fair and pursuant to its normal performance review policies for Senior Officers.

2.03.	Employee Benefits

The Company will provide Executive with the employee benefits (including, without limitation, life, disability, medical and dental insurance coverage, participation in the Company’s Executive Deferred Compensation Plan, Savings Plan, and the Pension Plan, and other benefits generally provided to Senior Officers) that are no less favorable in the aggregate to Executive than those provided to him as of the Effective Date, subject to amendment, modification, interpretation by the Company, or termination in accordance with the Company’s plans or policies governing such benefits to Senior Officers generally.

2.04.	Expense Reimbursement

The Company will reimburse Executive for reasonable out-of-pocket expenses incurred and accounted for in accordance with the policies and procedures of the Company for Senior Officers generally, as they may from time to time be established, interpreted, amended, or terminated.

2.05.	Prior Awards Remain Outstanding

The Prior Awards shall remain outstanding, and the terms and conditions of the Prior Awards shall continue to be governed by the provisions of the Severance Agreement pertaining to the vesting and acceleration of the Prior Awards, and the Prior Awards shall be considered continuing partial consideration for the execution of this Agreement.

3.	Executive Covenants

3.01.	Principles of Business Conduct

Executive shall adhere in all respects to the Company’s Principles of Business Conduct (or any successor code of conduct) as they may from time to time be established, interpreted, amended, or terminated.

3.02.	Proprietary Information

Executive acknowledges that during the course of his employment he has learned or will learn or develop Proprietary Information. Executive further acknowledges that unauthorized disclosure or use of such Proprietary Information, other than in discharge of Executive’s duties, will cause the Company irreparable harm. Except in the course of his employment with the Company under this Agreement, in the pursuit of the business of the Company, or as otherwise required in

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employment with the Company, Executive shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate, or use on his behalf or another’s behalf, any Proprietary Information. If during or after his employment Executive has any questions about whether particular information is Proprietary Information he shall consult with the Company’s Corporate Secretary or other representative designated by the Company.

Executive also agrees to promptly disclose to the Company any information, ideas, or inventions made or conceived by him that result from or are suggested by services performed by him for the Company under this Agreement, and to assign to the Company all rights pertaining to such information, ideas, or inventions. Knowledge or information of any kind disclosed by Executive to the Company shall be deemed to have been disclosed without obligation on the part of the Company to hold the same in confidence, and the Company shall have the full right to use and disclose such knowledge and information without compensation to Executive beyond that specifically provided in this Agreement.

3.03.	Non-Competition

During Executive’s employment with the Company and during the Non-Compete Period, Executive shall not engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. This provision shall not apply if, within one year following a Change in Control:

(i)	the Company terminates Executive’s employment with the Company for any reason other than for Cause or Total Disability; or

(ii)	Executive terminates his employment with the Company for CIC-Good Reason.

If Executive ceases to be employed by the Company because of the sale, spin-off, divestiture, or other disposition by the Company of a subsidiary, division, or other divested unit employing Executive, this provision shall continue to apply during the Non-Compete Period, except that Executive’s continued employment for the subsidiary, division, or other divested unit disposed of by the Company shall not be deemed a violation of this provision.

Executive agrees that because of the worldwide nature of the Company’s business, breach of this Agreement by accepting Competitive Employment would irreparably injure the Company and that, therefore, a limited geographic restriction is neither feasible nor appropriate to protect the Company’s interests.

3.04.	Inducement of Employees, Customers and Others

During Executive’s employment with the Company and during the Non-Compete Period, Executive shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, or customer of the Company, or vendor or other parties doing business with the Company, to terminate their employment, agency, or other relationship with the Company or to render services for or transfer business to any Competitor, and Executive shall not initiate discussion with any such person for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity on behalf of the Competitor.

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3.05.	No Adverse Actions

During the Non-Compete Period, Executive shall not, without the prior written consent of the Company, in any manner, solicit, request, advise, or assist any other person to (a) undertake any action that would be reasonably likely to, or is intended to, result in a Change in Control, or (b) seek to control in any material manner the Board.

3.06.	Return of Property

Executive shall, upon his Termination Date, return to the Company all property of the Company in his possession, including all notes, reports, sketches, plans, published memoranda, or other documents, whether in hard copy or in electronic form, created, developed, generated, received, or held by Executive during his employment, concerning or related to the Company’s business, whether containing or relating to Proprietary Information or not. Executive shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from the Company’s premises without the Company’s written consent.

3.07.	Mutual Non-disparagement

Executive agrees to refrain from making any statements about the Company or its officers or directors that would disparage, or reflect unfavorably upon the image or reputation of the Company or any such officer or director. The Company agrees to use reasonable efforts to prevent its directors and officers from making any statements about Executive that would disparage, or reflect unfavorably upon the image or reputation of, Executive.

3.08.	Assistance with Claims

Executive agrees that, consistent with Executive’s business and personal affairs, during and after his employment by the Company, he will assist the Company in the defense of any claims or potential claims that may be made or threatened to be made against it in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (“Proceeding”) and will assist the Company in the prosecution of any claims that may be made by the Company in any Proceeding, to the extent that such claims may relate to Executive’s services provided under this Agreement.

Executive agrees, unless precluded by law, to promptly inform the Company if Executive is asked to participate (or otherwise become involved) in any Proceeding involving such claims or potential claims.

Executive also agrees, unless precluded by law, to promptly inform the Company if Executive is asked to assist in any investigation (whether governmental or private) of the Company (or its actions), regardless of whether a lawsuit has then been filed against the Company with respect to such investigation. The Company agrees to reimburse Executive for all of Executive’s reasonable out-of-pocket expenses associated with such assistance, including travel expenses and any attorneys’ fees and shall pay a reasonable per diem fee (equal to 1/250th of his Base Salary rate at his Termination Date) for Executive’s services.

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3.09.	Key Man Life Insurance

The Company may, at its discretion, purchase for its own benefit and at its own expense, key man life insurance on the life of Executive. Neither Executive nor Executive’s spouse or dependents shall have any right, title, or interest in or to such insurance or the proceeds thereof. Executive agrees to cooperate with the life insurance company and the Company in the insurance underwriting process, including submitting to a physical examination and other tests necessary to secure coverage, and signing all appropriate applications and written forms as may be required by the insurance company.

4.	Payments On Certain Terminations

4.01.	Payments on Certain Terminations Not in Connection with Change in Control

If, during the Employment Term but not within a CIC Protected Period, (a) the Company terminates Executive’s employment with the Company for any reason other than (x) Cause or (y) Executive’s Total Disability or (b) Executive terminates his employment with the Company for Non-CIC Good Reason, then Executive shall, subject to Section 2.05 and the other applicable provisions of this Section 4, be entitled to the following payments and benefits (the “Non-CIC Benefits”) in lieu of any other payments or benefits available under Section 4.02 below or under any and all Company separation plans or policies:

(i)	The Company will pay Executive his Base Salary, in equal installments in arrears and on the same schedule as paid before his Termination Date, for a period (the “Non-CIC Severance Period”) commencing on the Termination Date and ending on the earlier to occur of (A) the date 18 months after the Termination Date, or (B) the End Date, at the rate in effect on his Termination Date.

(ii)	The Company will pay Executive, at the time and in the amounts set forth immediately below, Executive’s (x) bonus amount earned under the Incentive Plan for that portion of the Termination Performance Period ending on Executive’s Termination Date and (y) the bonus amount under the Incentive Plan for the Non-CIC Severance Period. Such amounts shall be calculated and paid as follows:

(A)	For the Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the Non-CIC Termination Period Incentive Payout.

(B)	For the Post I Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the Capped Incentive Payout for such Performance Period or, alternatively, in the event that the Non-CIC

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Severance Period ends within such Performance Period, the Capped Incentive Payout for such Performance Period prorated through the month in which the Non-CIC Severance Period ends.

(C)	In the event that the Non-CIC Severance Period ends in the Post II Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, the Capped Incentive Payout for such Performance Period prorated through the month in which the Non-CIC Severance Period ends.

For purposes of Sections 4.01(ii) (B) and (C), in determining whether to count the month in which the Non-CIC Severance Period ends, if the end of the Non-CIC Severance Period falls on a date on or before the 15th of a month, such month shall not be counted but, if the end of the Non-CIC Severance Period falls on a date after the 15th of a month, such month shall be counted.

This Section 4.01(ii) assumes that Performance Periods under the Incentive Plan are 12 months in length. To the extent that Performance Periods are greater or lesser than 12 months, the above payout schedule shall be appropriately adjusted by the Company, either by increasing or decreasing the number of Performance Periods in which severance payouts shall be made, such that (i) the final payment made to Executive under this Section 4.01(ii) shall be made at the time payouts are made for the Performance Period in which the Non-CIC Severance Period ends, and (ii) Executive shall receive no less than nor no greater than the amount, using concepts and formulas consistent with those provided in this Section 4.01(ii), that would have accrued and been payable to Executive under the Incentive Plan for the Non-CIC Severance Period had the Performance Periods remained 12 months in length.

(iii)	During the Non-CIC Severance Period, the Company will provide any employee benefit (including, but not limited to, executive medical, dental and life coverage, qualified or nonqualified retirement benefits, and other benefits generally provided to Senior Officers other than country club membership dues and accrual of vacation) that Executive was receiving or was entitled to receive as of the Termination Date, except that long term-disability and short-term disability benefits shall cease on Executive’s last day worked as an employee of the Company, but if Executive becomes employed full-time during the Non-CIC Severance Period, Executive’s entitlement to continued participation in any medical, dental or other group health plan sponsored by the Company shall immediately cease, except that Executive shall retain any rights to continue coverage under the COBRA continuation provisions of such Company’s group health care plans by paying the applicable premium therefor.

(iv)	During the Non-CIC Severance Period, the Company will pay for outplacement counseling by a firm selected by the Company to continue until the earlier of such time as Executive becomes re-employed or the end of the Non-CIC Severance Period.

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(v)	The end of the Non-CIC Severance Period will be treated as Executive’s termination date for purposes of the Company’s stock option and restricted stock programs.

In all events, Executive’s right to receive the Non-CIC Benefits shall cease immediately if Executive is re-employed by the Company or an affiliate of the Company or if Executive breaches the Restrictive Covenants. In all cases, the Company’s rights under Section 5 shall continue.

4.02.	Payments on Certain Terminations in Connection with a Change in Control

If, during the Employment Term and within a CIC Protected Period, (a) the Company terminates Executive’s employment with the Company for any reason other than (x) Cause or (y) Executive’s Total Disability, or (b) Executive terminates his employment with the Company for CIC Good Reason, then Executive shall, subject to Section 2.05 and the other applicable provisions of this Section 4, be entitled to the following payments and benefits (the “CIC Benefits”) in lieu of any other payments or benefits available under Section 4.01 above or under any and all Company separation plans or policies:

(i)	In lieu of any further salary payments to Executive for periods after the Termination Date, the Company will pay Executive an aggregate amount equal to two times Executive’s Base Salary (without regard to any deferred amounts); provided, however, to the extent that Executive terminates his employment because of CIC Good Reason and a reduction in Executive’s Base Salary has occurred which constitutes CIC Good Reason under Section 6.09(ii) of this Agreement, Executive’s Base Salary for the purpose of this Section 4.02(i) shall be Executive’s Base Salary immediately prior to such Base Salary reduction. The payment made pursuant to this Section 4.02(i) shall be paid to Executive in equal installments in arrears and on the same schedule as Executive’s Base Salary was being paid to Executive before the Termination Date for a period (the “CIC Severance Period”) beginning on the Termination Date and ending on the earlier to occur of (A) the date 24 months after the Termination Date or (B) the End Date.

(ii)	In lieu of any payments under, and notwithstanding any provisions of the Incentive Plan, the Company will pay Executive, at the time and in the amounts set forth immediately below, Executive’s (x) bonus amount earned under the Incentive Plan for that portion of the Termination Performance Period ending on Executive’s Termination Date and (y) a bonus amount equal to the amount Executive could have received under the Incentive Plan for the CIC Severance Period. Such amounts shall be calculated and paid as follows:

(A)	For the Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the CIC Termination Period Incentive Payout.

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(B)	For the Post I Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to Executive’s Final Targeted Compensation or, alternatively, in the event that the CIC Severance Period ends within such Performance Period, Executive’s Final Targeted Compensation prorated through the month in which the CIC Severance Period ends.

(C)	In the event that the CIC Severance Period ends during the Post II Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, Executive’s Final Targeted Compensation prorated through the month in which the CIC Severance Period ends.

For purposes of Sections 4.02(ii) (B) and (C), in determining whether to count the month in which the CIC Severance Period ends, if the end of the CIC Severance Period falls on a date on or before the 15th of a month, such month shall not be counted but, if the end of the CIC Severance Period falls on a date after the 15th of a month, such month shall be counted.

Notwithstanding the above and for the purpose of determining the payout amounts under Sections 4.02(ii)(B) and (C), to the extent that Executive terminates his employment because of CIC Good Reason and a reduction in Executive’s Targeted Compensation has occurred which constitutes CIC Good Reason under Section 6.09(vi) of this Agreement, Executive’s Final Targeted Compensation for purposes of Sections 4.02(ii)(B) and (C) shall be Executive’s Targeted Compensation immediately prior to such Targeted Compensation reduction.

This Section 4.02(ii) assumes that Performance Periods under the Incentive Plan are 12 months in length. To the extent that Performance Periods are greater or lesser than 12 months, the above payout schedule shall be appropriately adjusted by the Company, either by increasing or decreasing the number of Performance Periods in which severance payouts shall be made, such that (i) the final payment made to Executive under this Section 4.02(ii) shall be made at the time payouts are made for the Performance Period in which the CIC Severance Period ends, and (ii) Executive shall receive no less than nor no greater than the amount, using concepts and formulas consistent with those provided in this Section 4.02(ii), that would have accrued and been payable to Executive under the Incentive Plan for the CIC Severance Period had the Performance Periods remained 12 months in length.

(iii)	During the CIC Severance Period, the Company will, in such manner as is selected by the Company in its sole discretion, provide, arrange to provide, or reimburse Executive for any employee benefit (including, but not limited to, executive medical, dental and life coverage, qualified or nonqualified retirement benefits, and other benefits generally provided to Senior Officers other than country club membership dues and accrual of vacation) that Executive was

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receiving or was entitled to receive as of the Termination Date, except that long-term disability and short-term disability benefits shall cease on Executive’s last day worked as an employee of the Company, but if Executive becomes employed full-time during the CIC Severance Period, Executive’s entitlement to continued participation in any medical, dental or other group health plan sponsored by the Company shall immediately cease, except that Executive shall retain any rights to continue coverage under the COBRA continuation provisions of the Company’s group health care plans by paying the applicable premium therefor.

(iv)	During the CIC Severance Period, the Company will pay for outplacement counseling by a firm selected by the Company to continue until the earlier of such time as Executive becomes re-employed or the end of the CIC Severance Period.

(v)	The end of the CIC Severance Period will be treated as Executive’s termination date for purposes of the Company’s stock option and restricted stock programs.

In all events, Executive’s right to receive the CIC Benefits shall cease immediately if Executive is re-employed by the Company or an affiliate of the Company or if Executive breaches any of the Restrictive Covenants. In all cases, the Company’s rights under Section 5 shall continue.

4.03.	Other Provisions Regarding Payments and Benefits

(a)	No Mitigation; No Offset

In the event of any termination of employment resulting in payments under this Section 4, Executive need not seek other employment and, except as expressly provided herein, there shall be no offset against amounts due to Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain.

(b)	Settlement and Release

The payments and benefits provided for hereunder shall be in full settlement and satisfaction of all of Executive’s claims and demands relating to or arising out of Executive’s employment with the Company or the termination thereof; provided, however, such settlement and release does not apply to (i) any rights or benefits as set forth in this Agreement and (ii) any rights to indemnification to which Executive is entitled under the Company’s Certificate of Incorporation, Bylaws, Kansas common or statutory law, or any other applicable indemnification agreements entered into between Executive and the Company. The Company’s obligation to provide such payments and benefits is expressly made subject to and conditioned upon (i) Executive’s execution, within forty-five (45) days after the Termination Date, of a release of such claims and demands in such form as the Company may reasonably determine and (ii) Executive’s non-revocation of such release in accordance with the terms thereof.

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(c)	Nature of Payments

Any amounts due under this Section 4 are in the nature of severance payments considered to be reasonable by the parties and are not in the nature of a penalty.

(d)	Benefit Plans

If, for any period during which Executive is entitled to continued benefits under this Section 4, the Company reasonably determines that Executive cannot participate in any benefit plan because he is not actively performing services for the Company, then, in lieu of providing benefits under any such plan, the Company shall provide comparable benefits or the cash equivalent of the cost thereof (after taking into account incremental payroll and income tax consequences thereof to Executive and Executive’s dependents as the case may be) to Executive and, if applicable, Executive’s dependents through other arrangements.

(e)	Other Severance Arrangements

Subject to Section 2.05 and except as may be otherwise specifically provided in an amendment of this Section 4.03(e) adopted in accordance with this Agreement, Executive’s rights under Section 4 shall be in lieu of any benefits that may be otherwise payable to or on behalf of Executive pursuant to the terms of the Severance Agreement or any other Company separation plans or policies or any other similar arrangement of the Company providing benefits upon termination of employment.

(f)	Time of Payments

If the amount of any payment provided for in Section 4.01 or 4.02 cannot reasonably be calculated on or before the date on which such payment is due, the Company shall pay to Executive on such date an estimate, as calculated in good faith by the Company, of the minimum amount of such payment and shall pay the remainder of such payments when reasonably calculable.

5.	Enforcement and Equitable Remedies

Executive consents to jurisdiction and venue in the state and federal courts in and for Johnson County, Kansas, for all disputes arising under this Agreement; provided, however, that the Company may seek injunctive relief in any court of competent jurisdiction to enjoin any violation of Sections 3.02 through 3.07 (the “Restrictive Covenants”). Executive acknowledges that the Company would be irreparably injured by a violation of the Restrictive Covenants, and he agrees that the Company, in addition to any other remedies available to it for any breach or threatened breach, shall be entitled to a preliminary or permanent injunction, temporary restraining order, or other equitable relief, restraining Executive from any actual or threatened breach of the Restrictive Covenants. If a bond is required to be posted in order for the Company to secure an injunction or other equitable remedy, the parties agree that the bond need not be more than a nominal sum. THE COMPANY AND EXECUTIVE VOLUNTARILY WAIVE ANY RIGHT TO TRIAL BY JURY AND CONSENT TO A BENCH TRIAL OF ALL DISPUTES ARISING UNDER THIS AGREEMENT.

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If Executive materially breaches any of the Restrictive Covenants or if any of those provisions are held to be unenforceable against Executive, Executive shall return any compensation or benefits paid pursuant to Section 4. Moreover, if Executive’s breach occurs within the five-year period beginning on the “Grant Date”, as defined in the Severance Agreement, Executive shall return to the Company the stock received with respect to the Prior Awards, or, if Executive has disposed of such stock, an amount equal to the fair market value thereof on the date of disposition. This remedy is a return of consideration and shall be in addition to any other remedies. During Executive’s employment with the Company, the Committee shall determine whether Executive has materially breached the Restrictive Covenants, and the Committee’s determination shall be final.

6.	Definitions

As used in this Agreement, the following terms shall have the meanings set forth below.

6.01.	Actual Incentive Payout

“Actual Incentive Payout” means, with respect to a Performance Period, the product of (1) the Performance Measure for the Performance Period and (2) Executive’s Targeted Compensation for the Performance Period.

6.02.	Affiliate

“Affiliate” means, with respect to any person, a person, other than a Subsidiary of such person, (i) controlling, controlled by, or under common control with such person and (ii) any other person with whom such person reports consolidated financial information for financial reporting purposes. “Control” for this purpose means direct or indirect possession by one person of voting or management rights of at least 20% with respect to another person.

6.03.	Base Salary

“Base Salary” shall have the meaning as defined in Section 2.01 of this Agreement.

6.04.	Board

“Board” shall mean the Board of Directors of Sprint.

6.05.	Capped Incentive Payout

“Capped Incentive Payout” means, with respect to a Performance Period under the Incentive Plan, the product of (1) the lesser of (a) 100% and (b) the Performance Measure for the Performance Period and (2) Executive’s Targeted Compensation for the Performance Period.

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6.06.	Cause

Termination by the Company of Executive’s employment for “Cause” means termination upon

(i)	the willful and continued failure by Executive to substantially perform his duties with the Company (other than any such failure resulting from Executive’s incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Executive by the Company, which demand specifically identifies the manner in which the Company believes that Executive has not substantially performed his duties, or

(ii)	the willful engaging by Executive in conduct that is a violation of the Company’s Principles of Business Conduct (or any successor code of conduct), or

(iii)	the willful act, or failure to act, by Executive that is injurious to the Company, or

(iv)	the willful violation by Executive of any of the Restrictive Covenants.

For purposes of this definition, no act, or failure to act, on Executive’s part shall be deemed “willful” (x) unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive’s action or omission was in the best interest of the Company, or (y) unless done, or omitted to be done, by Executive with reckless disregard for Executive’s duties. Failure to meet performance expectations, unless willful, continuing, and substantial, shall not be considered “Cause.”

6.07.	Change in Control

“Change in Control” means the occurrence of any of the following events:

(i)	the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder, including, without limitation, Rule 13d-5(b)) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of Sprint that represent 30% or more of the combined voting power of Sprint’s then outstanding voting securities, other than

(A)	an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint or by any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint, or

(B)	an acquisition of voting securities by Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of the stock of Sprint, or

(C)	an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);

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(ii)	a change in the composition of the Board that causes less than a majority of the directors of Sprint to be directors that meet one or more of the following descriptions:

(A)	a director who has been a director of Sprint for a continuous period of at least 24 months, or

(B)	a director whose election or nomination as director was approved by a vote of at least two-thirds of the then directors described in clauses (ii)(A), (B), or (C) by prior nomination or election, but excluding, for the purpose of this subclause (B), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or (z) tender offer, merger, sale of substantially all of Sprint’s assets, consolidation, reorganization, or business combination that would be a Change in Control under clause (iii) on consummation thereof, or

(C)	who were serving on the Board as a result of the consummation of a transaction described in clause (iii) that would not be a Change in Control under clause (iii);

(iii)	the consummation by Sprint (whether directly involving Sprint or indirectly involving Sprint through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of Sprint’s assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction

(A)	that results in Sprint’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of Sprint or the person that, as a result of the transaction, controls, directly or indirectly, Sprint or owns, directly or indirectly, all or substantially all of Sprint’s assets or otherwise succeeds to the business of Sprint (Sprint or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)	after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board’s approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time), and

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(C)	after which no person or group beneficially owns voting securities representing 30% or more of the combined voting power of the Successor Entity; provided, however, no person or group shall be treated for purposes of this clause (C) as beneficially owning 30% or more of combined voting power of the Successor Entity solely as a result of the voting power held in Sprint prior to the consummation of the transaction; or

(iv)	a liquidation or dissolution of Sprint.

For purposes of clarification, (x) a change in the voting power of Sprint voting securities based on the relative trading values of Sprint’s then outstanding securities as determined pursuant to Sprint’s Articles of Incorporation, or (y) an acquisition of Sprint securities by Sprint that, in either case, by itself (or in combination only with the other event listed in this sentence) causes the Sprint voting securities beneficially owned by a person or group to represent 30% or more of the combined voting power of Sprint’s then outstanding voting securities, is not to be treated as an “acquisition” by any person or group for purposes of clause (i) above. For purposes of clause (i) above, Sprint makes the calculation of voting power as if the date of the acquisition were a record date for a vote of Sprint’s shareholders, and for purposes of clause (iii) above, Sprint makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of Sprint’s shareholders.

6.08.	CIC Benefits

“CIC Benefits” shall have the meaning as defined in Section 4.02 of this Agreement.

6.09.	CIC Good Reason

“CIC Good Reason” means the occurrence, within a CIC Protected Period, of any one or more of the following events or circumstances without Executive’s prior written consent unless one or more of the events or circumstances are corrected, in all material respects, in accordance with Section 1.04(c) of this Agreement:

(i)	a substantial adverse alteration in the nature or status of Executive’s duties from those in effect immediately before the Change in Control, any reduction in job grade or any substantial adverse alteration of Executive’s title from that in effect immediately before the Change in Control;

(ii)	a reduction by the Company in Executive’s Base Salary as in effect on the Effective Date or as the same may be increased from time to time, except for across-the-board salary reductions similarly affecting all officers of the Company and all officers of any person in control of the Company;

(iii)	the failure by the Company, without Executive’s consent, to pay to Executive any portion of Executive’s current compensation within seven days of the date it is

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due, except pursuant to an across-the-board compensation deferral similarly affecting all officers of the Company and all officers of any person in control of the Company;

(iv)	(A) the relocation of the Company’s principal executive offices to a location outside the metropolitan area in which such offices are located immediately before the Change in Control; or (B) the Company’s requiring Executive to be based anywhere other than the Company’s principal executive offices except for required travel on the Company’s business to an extent substantially consistent with Executive’s present business travel obligations; or (C) the Company’s requiring Executive to travel to an extent substantially inconsistent with Executive’s business travel obligations as in effect immediately before the Change in Control;

(v)	a substantial and involuntary adverse alteration in the physical conditions under or in which Executive is expected to perform Executive’s duties, other than an alteration similarly affecting all officers of the Company and all officers of any person in control of the Company;

(vi)	the Company’s failure to continue in effect any compensation plan in which Executive participated immediately before the Change in Control and that is material to Executive’s total compensation, including but not limited to the Incentive Plan or any substitute plans adopted before the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the Company’s failure to continue Executive’s participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of Executive’s participation relative to other Senior Officers, as existed at the time of the Change in Control;

(vii)	the Company’s failure to continue to provide Executive with benefits substantially similar in the aggregate to those he enjoyed under any of the Company’s benefit plans in which Executive was participating at the time of the Change in Control; the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive Executive of any material fringe benefit enjoyed by Executive at the time of the Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive is entitled on the basis of years of service with the Company in accordance with the Company’s normal vacation policy in effect at the time of the Change in Control; unless, in any of the foregoing events, an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such benefits;

(viii)	the Company’s failure to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 7 hereof; or

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(ix)	the Company’s attempt to terminate Executive’s employment without complying with the procedures set forth in Section 1.04; any such attempt shall not be effective.

6.10.	CIC Protected Period

“CIC Protected Period” means a period commencing on the date of a Change in Control and ending on the earlier to occur of (A) the two year anniversary of the date of the Change in Control or (B) the day before the End Date.

6.11.	CIC Severance Period

“CIC Severance Period” shall have the meaning as defined in Section 4.02(i) of this Agreement.

6.12.	CIC Termination Period Incentive Payout

“CIC Termination Period Incentive Payout” means an amount equal to the weighted average of (1) the Actual Incentive Payout for the Termination Performance Period and (2) Executive’s Targeted Compensation for the Termination Performance Period. The weights in the weighted average will be, for the amount in clause (1), the number of months in the Performance Period occurring before the Termination Date, and, for clause (2), the number of months in the Performance Period occurring after the Termination Date and before the end of the CIC Severance Period, in each case divided by the number of months in the Performance Period. In determining the number of months, the Termination Date will be rounded to the nearest month, rounding to the beginning of the month if the Termination Date falls on or before the 15th of the month and to the beginning of the following month if the Termination Date falls after the 15th of the month.

6.13.	Committee

“Committee” means the Compensation Committee of the Board or any successor committee primarily responsible for executive compensation.

6.14.	Competitive Employment

“Competitive Employment” means the performance of duties or responsibilities, or the supervision of individuals performing such duties or responsibilities, for a Competitor

(i)	(A)	that are of a similar nature or employ similar professional or technical skills (for example, executive, managerial, marketing, engineering, legal, etc.) to those employed by Executive in his performance of services for the Company at any time during the two years before the Termination Date, and

	(B)	that relate to products or services that are competitive with any of the Company’s products or services with respect to which Executive performed services for the Company at any time during the two years before the Termination Date,

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or

(ii)	in the performance of which, Proprietary Information to which Executive had access at any time during the two-year period before the Termination Date could be of substantial economic value to the Competitor.

6.15.	Competitor

Because of the highly competitive, evolving nature of the Company’s industry, the identities of companies in competition with the Company are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement.

“Competitor” means any one or more of the following

(i)	any person doing business in the United States or any of its Divisions employing Executive if the person or its Division receives at least 15% of its gross operating revenues from providing communications services of any type (for example, voice, data, including Internet, and video), employing any transmission medium (for example, wireline, wireless, or any other technology), over any distance (for example, local, long-distance, and distance insensitive services), using any protocol (for example, circuit-switched, or packet-based, such as Internet Protocol), or services or capabilities ancillary to such communications services (for example, network security services);

(ii)	any person doing business in the United States or any of its Divisions employing Executive if the person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company receives at least 3% of its gross operating revenues;

(iii)	any person doing business in the United States, or any of its Divisions employing Executive, operating for less than 5 years a line of business from which the Company derives at least 3% of its gross operating revenues, notwithstanding such person’s or Division’s lack of substantial revenues in such line of business; or

(iv)	any person doing business in the United States, or any of its Divisions employing Executive, if the person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company has operated for less than 5 years, notwithstanding the Company’s lack of substantial revenues in such line of business.

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For purposes of the foregoing, gross operating revenues of the Company and such other person shall be those of the Company or such person, together with their Consolidated Affiliates, but those of any Division employing or proposing to employ Executive shall be on a stand-alone basis, all measured by the most recent available financial information of both the Company and such other person or Division at the time Executive accepts, or proposes to accept, employment with or to otherwise perform services for such person. If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on Executive to demonstrate that such person is not a Competitor.

6.16.	Consolidated Affiliate

“Consolidated Affiliate” means, with respect to any person, all Affiliates and Subsidiaries of such person, if any, with whom the financial statements of such person are required, under generally accepted accounting principles, to be reported on a consolidated basis.

6.17.	Division

“Division” means any distinct group or unit organized as a segment or portion of a person that is devoted to the production, provision, or management of a common product or service or group of related products or services, regardless of whether the group is organized as a legally distinct entity.

6.18.	Employment Term

“Employment Term” shall have the meaning as defined in Section 1.03 of this Agreement.

6.19.	End Date

“End Date” shall have the meaning as defined in Section 1.03 of this Agreement.

6.20.	Final Targeted Compensation

“Final Targeted Compensation” means the Targeted Compensation of Executive for the Termination Performance Period.

6.21.	FON Common Stock

“FON Common Stock” means Sprint’s FON Common Stock, Series 1, $2.00 par value per share.

6.22.	Incentive Plan

“Incentive Plan” means the Company’s Management Incentive Plan, together with other incentive compensation plans specifically approved for this purpose by the Committee.

6.23.	Non-CIC Benefits

“Non-CIC Benefits” shall have the meaning as defined in Section 4.01 of this Agreement.

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6.24.	Non-CIC Good Reason

“Non-CIC Good Reason” means the occurrence of any one or more of the following events or circumstances without Executive’s prior written consent unless one or more of the events or circumstances are corrected, in all material respects, in accordance with Section 1.04(d) of this Agreement:

(i)	unless the Company first offers to Executive a position having an equal or greater grade rating, reassignment of Executive from his then current position with the Company to a position having a lower grade rating, in each case under the Company’s methodology of rating employment positions for its employees generally;

(ii)	a reduction within any 24-month period (other than an across-the-board reduction similarly affecting all Senior Officers) of Executive’s Targeted Total Compensation to an amount that is less than 90% of Executive’s highest Targeted Total Compensation during the 24-month period; or

(iii)	the Company’s requiring that Executive be based anywhere other than the Kansas City metropolitan area.

6.25.	Non-CIC Severance Period

“Non-CIC Severance Period” shall have the meaning as defined in Section 4.01(i) of this Agreement.

6.26.	Non-CIC Termination Period Incentive Payout

“Non-CIC Termination Period Incentive Payout” means an amount equal to the weighted average of (1) the Actual Incentive Payout for the Termination Performance Period and (2) the Capped Incentive Payout for the Termination Performance Period. The weights in the weighted average will be for the amount in clause (1), the number of months in the Performance Period occurring before the Termination Date, and, for clause (2), the number of months in the Performance Period occurring after the Termination Date and before the end of the Non-CIC Severance Period, in each case divided by the number of months in the Performance Period. In determining the number of months, the Termination Date will be rounded to the nearest month, rounding to the beginning of the month if the Termination Date falls on or before the 15th of the month and to the beginning of the following month if the Termination Date falls after the 15th of the month.

6.27.	Non-Compete Period

“Non-Compete Period” means the 18-month period beginning on the Termination Date. If Executive breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be extended for an additional period equal to the period the breach or violation continues.

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6.28.	PCS Common Stock

“PCS Common Stock” means Sprint’s PCS Common Stock, Series 1, $1.00 par value per share.

6.29.	Performance Measure

“Performance Measure” means, with respect to any Performance Period, a measure, expressed as a percentage, of the extent to which the performance goals were achieved, as determined by the Committee, during the Performance Period.

6.30.	Performance Period

“Performance Period” means a period of time under the Incentive Plan for which the Committee establishes performance goals for the Company’s business units and authorizes payment of incentive compensation based on a measure of the extent to which those goals were achieved during the period.

6.31.	Prior Awards

“Prior Awards” shall have the meaning as defined in the fifth Recital to this Agreement.

6.32.	Post I Termination Performance Period

“Post I Termination Performance Period” means the Performance Period immediately following the Termination Performance Period.

6.33.	Post II Termination Performance Period

“Post II Termination Performance Period” means the Performance Period immediately following the Post I Termination Performance Period.

6.34.	Proceeding

“Proceeding” shall have the meaning as defined in Section 3.08 of this Agreement.

6.35.	Proprietary Information

“Proprietary Information” means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, or process) and other confidential and proprietary information concerning the products, processes, or services of the Company or the Company’s affiliates, including but not limited to: computer programs, unpatented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, organizational, or research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of the Company, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers, acquisitions or other transactions which

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information: (i) has not been made known generally to the public, and (ii) is useful or of value to the current or anticipated business, or research or development activities of the Company or of any customer or supplier of the Company, or (iii) has been identified to Executive as confidential by the Company, either orally or in writing.

6.36.	Restrictive Covenants

“Restrictive Covenants” means those covenants applicable to Executive set forth in Section 3.02 through 3.07 of this Agreement.

6.37.	Senior Officer

“Senior Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (or any successor statute or statutes thereto), and the rules and regulations promulgated thereunder.

6.38.	Severance Agreement

“Severance Agreement” shall have the meaning as defined in the fourth recital to this Agreement.

6.39.	Subsidiary

“Subsidiary” means, with respect to any person (the “Controlling Person”), all other persons (the “Controlled Persons”) in whom the Controlling Person, alone or in combination with one or more of its Subsidiaries, owns or controls more than 50% of the management or voting rights, together with all Subsidiaries of such Controlled Persons.

6.40.	Targeted Compensation

“Targeted Compensation” means the amount established by the Committee that would be the payout under the Incentive Plan, if the Performance Measure for the Performance Period were 100%.

6.41.	Targeted Total Compensation

“Targeted Total Compensation” means, as of any time, the sum of Executive’s (1) Base Salary, (2) Targeted Compensation, and (3) targeted value of his annual stock option award, annual restricted stock or restricted stock unit award (ignoring the value of the options, restricted stock or restricted stock units granted before the Effective Date) as adopted by the Committee.

6.42.	Termination Date

“Termination Date” means (i) in the case of a termination of Executive’s employment by reason of Executive’s death, Executive’s date of death, (ii) in the case of a termination of Executive’s employment by reason of a Non-CIC Good Reason, the date which is thirty (30) days after the notice of termination is given, and (iii) in all other cases, the date of any notice of termination or the date, if any, on which the notice declares itself to be effective (but in no event later than the 60th day after the date on which such notice is given).

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6.43.	Termination Performance Period

“Termination Performance Period” means the Performance Period in which Executive’s Termination Date occurs.

6.44.	Total Disability

“Total Disability” shall have the same meaning as in Sprint’s Long-Term Disability Plan, as amended from time to time or any successor plan.

7.	Assignability, Binding Nature

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (in the case of Executive), and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that they may be assigned or transferred to any subsidiary of Sprint or pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, but only if the assignee or transferee becomes the successor to all or substantially all of the assets of the Company and assumes the liabilities, obligations, and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it will take whatever action it legally can in order to cause the assignee or transferee to expressly assume the liabilities, obligations, and duties of the Company hereunder.

No rights or obligations of Executive under this Agreement may be assigned or transferred by Executive other than his rights to compensation and benefits, which may be transferred only in connection with Executive’s estate planning objectives or by will or operation of law. If Executive should die or become disabled while any amount is owed but unpaid to Executive hereunder, all such amounts, unless otherwise provided herein, shall be paid to Executive’s legal guardian or to his devisee, legatee or other designee, as the case may be, or if there is no such designee, to Executive’s estate.

8.	Amendment

This Agreement may be amended, modified, or canceled only by mutual agreement of the parties in writing.

9.	Applicable Law

The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Kansas, without regard to the conflict of law provisions of any state.

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10.	Tax Withholding

All payments made pursuant to this Agreement shall be subject to applicable federal, state and local income and other withholding taxes, and to other applicable withholdings or deductions elected by Executive or otherwise required by law or judicial process.

11.	Severability

The parties intend the various provisions of this Agreement to be severable and to constitute independent and distinct binding obligations. If any provision of this Agreement is determined to be invalid, illegal, or incapable of being enforced, in whole or in part, it shall not affect or impair the validity of any other provision or part of this Agreement, and the provision or part shall be deemed modified to the minimum extent required to permit enforcement. Upon such a determination that any term or other provision is invalid, illegal, or incapable of being enforced, the court or arbitrator, as applicable, shall have the authority to so modify the provision or term. If the provision or term is not modified by the court or arbitrator, the parties must negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions of this Agreement are preserved to the greatest extent possible.

12.	Waiver of Breach

No waiver by any party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by the other party of any similar or dissimilar provisions and conditions at the same or any prior or subsequent time. The failure of either party to take any action by reason of such breach will not deprive the party of the right to take action at any time while the breach continues.

13.	Notices

Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or prepaid overnight courier to the parties at the addresses set forth below or at such other addresses as shall be specified by the parties by like notice:

If to Executive:	If to the Company:

Robert J. Dellinger	Sprint Corporation Attn: Corporate Secretary 6200 Sprint Parkway Overland Park, KS 66251 with copy to: Sprint Corporation Attn: General Counsel 6200 Sprint Parkway Overland Park, KS 66251

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or to the latest address furnished by Executive to the Company for purposes of general communications.

Each party, by written notice furnished to the other party, may modify the applicable delivery address, but any notice of change of address shall be effective only upon receipt. Such notices, demands, claims and other communications shall be deemed given in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail, but in no event will any such communications be deemed to be given later than the date they are actually received.

14.	Survivorship

Upon the expiration or other termination of this Agreement, the respective rights and obligations of the parties shall survive the expiration or other termination to the extent necessary to carry out the intentions of the parties under this Agreement. In particular, without limiting the generality of the preceding sentence, any obligation of the Company to make payments or provide services under Section 4 shall continue beyond the end of the Employment Term and the obligations and covenants of Executive set forth in Section 3, and the rights and remedies of the Company with respect thereto, shall continue beyond the Employment Term to the extent contemplated therein.

15.	Entire Agreement

Except as otherwise noted herein, this Agreement constitutes the entire agreement between the parties concerning the subject matter specifically addressed herein and, except for the terms and provisions of any other employee benefit or other compensation plans (or any agreements or awards thereunder) referred to herein or contemplated hereby, this Agreement supersedes

(i)	all prior and contemporaneous oral agreements, if any, between the parties relating to the subject matter specifically addressed herein; and

(ii)	subject to Section 2.05, the Severance Agreement.

16.	Headings

The headings in this Agreement are for convenience of reference only and will not affect the construction of any of its provisions.

17.	Counterparts

This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

[The remainder of this page has intentionally been left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth above.

SPRINT CORPORATION

By:	/s/ Claudia S. Toussaint
Claudia S. Toussaint, Vice President Law -
Corporate Governance and Corporate Secretary

SPRINT/UNITED MANAGEMENT COMPANY

By:	/s/ James G. Kissinger
James G. Kissinger, Senior Vice
President—Human Resources

/s/ Robert J. Dellinger
Robert J. Dellinger, “Executive”

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Exhibit A

Boards of Directors of For-Profit Businesses

Member of the Board of Directors of SIRVA, Inc.

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Special Compensation and Non-Compete Agreement

THIS AGREEMENT is entered into as of the 12th day of August, 1997 (the “Effective Date”), by and between SPRINT CORPORATION, a Kansas corporation (“Sprint,” and it, together with its Subsidiaries, the “Employer”), and MICHAEL B. FULLER (“Employee”).

Recitals

1.	Employer is engaged in the telecommunications and related businesses. This is a worldwide business that may be conducted from sites and serve customers throughout the world.

2.	By virtue of his work for Employer, Employee has gained and will continue to gain additional valuable Proprietary Information of Employer.

3.	Employer desires to enter into this Agreement to provide severance and other benefits for Employee in exchange for Employee’s agreement to maintain the confidentiality of certain information and to refrain from competing with Employer during and after termination of his employment with Employer.

Capitalized terms are defined in Section 6 of, or parenthetically throughout this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereby agree as follows:

1.	Employment At Will.

Employee’s employment may be terminated by either party for any reason. Employee shall provide Employer with written notice of his intent to terminate at least 30 days before the effective date of the termination. Except in the event of Termination for Cause, Employer shall provide Employee with written notice of its intent to terminate Employee’s employment at least 30 days before the effective date of the termination.

2.	Employee’s Covenants.

2.01 Exclusivity of Services.

Employee shall, during his employment with Employer, owe an undivided duty of loyalty to Employer and agrees to devote his entire business time and attention to the performance of those duties and responsibilities and to use his best efforts to promote and develop the business of Employer. Employee shall adhere to the conflicts of interest provisions set forth in Section 7 of the Sprint Code of Ethics (or any successor provision, which is incorporated by this reference) as in effect as of the date of this Agreement and as may be amended from time to time hereafter. The determination of the Committee as to the Employee’s compliance with this provision shall be final.

2.02	Proprietary Information.

Employee acknowledges that during the course of his employment he has learned or will learn or develop Proprietary Information. Employee further acknowledges that unauthorized disclosure or use of such Information, other than in discharge of Employee’s duties, will cause Employer irreparable harm.

Except in the course of his employment with Employer under this Agreement, in the pursuit of the business of Employer, or as otherwise required in employment with Employer, Employee shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate, or use on his behalf or another’s behalf, any Proprietary Information. If during or after his employment Employee has any questions about whether particular information is Proprietary Information he shall consult with Employer’s Corporate Secretary.

2.03	Non-Competition.

Employee shall not, during the Non-Compete Period, engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. This provision shall not apply if, within one year following a Change in Control:

(i)	Employer terminates Employee’s employment with Employer for any reason other than Termination for Cause or Total Disability; or

(ii)	Employee terminates his employment with Employer upon Constructive Discharge.

If Employee ceases to be employed by Employer because of a sale, merger, divestiture, or other transaction entered into by Employer, this provision shall continue to apply during the Non-Compete Period, except that Employee’s continued employment for the subsidiary, division, or other divested unit of the Employer shall not be deemed a violation of this provision.

Employee agrees that because of the worldwide nature of Employer’s business, breach of this agreement by accepting Competitive Employment anywhere in the United States would irreparably injure Employer and that, therefore, a more limited geographic restriction is neither feasible nor appropriate to protect Employer’s interests.

2.04	Inducement of Employees, Customers and Others.

During the term of his employment and the Non-Compete Period, Employee shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, or customer of Employer with whom he has worked or about whom he has gained Proprietary Information to terminate his or its employment, agency, or customer relationship with Employer or to render services for or transfer business to any Competitor of Employer.

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2.05	Return of Employer’s Property.

Employee shall, upon termination of his employment with Employer, return to Employer all property of Employer in his possession, including all notes, reports, sketches, plans, published memoranda or other documents, whether in hard copy or in computer form, created, developed, generated, received, or held by Employee during employment, concerning or related to Employer’s business, whether containing or relating to Proprietary Information or not. Employee shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from Employer’s premises without Employer’s authorization.

2.06	Exit Interview.

At Employer’s request, Employee shall participate in an exit interview prior to his Severance Date to provide for the orderly transition of his duties, to arrange for the return of Employer’s property, to discuss his intended new employment, and to discuss and complete such other matters as may be necessary to ensure full compliance with this Agreement.

2.07	Confidentiality of Agreement.

Employee shall not disclose or discuss the existence of this Agreement, the Stock-Based Award, the Special Compensation, or any other terms of the Agreement except

(i)	to members of his immediate family,

(ii)	to his financial advisor or attorney, but then only to the extent necessary for them to assist him,

(iii)	to a potential employer on a strictly confidential basis, and then only to the extent necessary for reasonable disclosure in the course of serious negotiations, or

(iv)	as required by law or to enforce his legal rights.

3.	Stock-Based Award.

As partial consideration for Employee’s agreements hereunder, Employee shall be granted the Stock-Based Award on the terms set forth in this section.

3.01	Award of Restricted Stock.

Employer hereby grants to Employee an award of 7,500 shares of restricted stock under Sprint’s 1990 Restricted Stock Plan, the terms of which are hereby incorporated into this Agreement by this reference.

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3.02	Lapse of Restrictions.

Employee may not sell, transfer, assign, pledge, or otherwise encumber or dispose of shares of restricted stock until the restrictions on the shares lapse. Restrictions on the shares covered by this award shall lapse, with respect to 100% of the total shares granted, on the fifth anniversary of the Effective Date.

3.03	Rights as Stockholder and Issuance of Shares.

Except as set forth in the 1990 Restricted Stock Plan, Employee shall have all rights of a stockholder with respect to the shares of restricted stock, including the right to vote the shares of stock and the right to dividends on the shares. The shares of restricted stock shall be registered in the name of the Employee and the certificates evidencing the shares shall, at Employer’s sole election, either (i) bear an appropriate legend referring to the terms, conditions, and restrictions applicable to the award or (ii) be held in escrow by the Company. Within 60 days of the Effective Date of this Agreement, the Employee shall execute a stock power or powers assigning the shares of restricted stock to Sprint, and Sprint shall hold the stock power and the certificate in escrow and may use the stock power to effect forfeiture of the restricted stock to the extent the shares are forfeited under the terms of this Agreement. Sprint shall cause the certificate evidencing unrestricted shares of common stock to be issued to the Employee as soon as practicable after the restrictions lapse on the restricted shares.

3.04	Provisions Applicable to Stock-Based Award.

(a)	Acceleration of Stock-Based Award.

(1)	Conditions to Acceleration.

The restrictions on all shares of restricted stock that have not otherwise lapsed shall lapse, if, on or after the first anniversary of the Effective Date, Employee is not in breach of this Agreement and

(i)	Employer terminates Employee’s employment with Employer for any reason other than Termination for Cause or Employee’s Total Disability or

(ii)	Employee terminates his employment with Employer by reason of Employee’s Constructive Discharge or

(iii)	Employee ceases to be employed by Employer because of a sale, merger, divestiture, or other transaction entered into by Employer.

(2)	No Acceleration on Transfer of Employment to Affiliates.

In no event shall the restrictions lapse on restricted stock as provided in the prior section upon Employee’s ceasing employment with Employer to commence employment with an Affiliate of Sprint.

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(b)	Forfeiture of Stock-Based Award on Transfer to Affiliates and on Termination of Employment in Certain Circumstances.

Employee shall not be entitled to sell or continue to own any unvested shares of restricted stock before such restricted shares vest,

(i)	Employee ceases employment with Employer and begins employment with an Affiliate of Employer,

(ii)	Employer terminates Employee’s employment with Employer for any reason constituting Termination for Cause or by reason of Employee’s Total Disability, or

(iii)	Employee terminates his employment with Employer for any reason other than Employee’s Constructive Discharge.

Except as to clause (iii), this provision applies regardless of what subsequent employment Employee may take.

(c)	Tax Withholding. Employer may withhold the amount of any tax attributable to any amount payable or shares issuable under this Agreement.

4.	Payment of Special Compensation.

In lieu of any payments or benefits available under any and all Employer severance plans or policies but not in lieu of benefits under Sprint’s Long-Term Disability Plan, Employee shall be entitled to Special Compensation plus any vacation pay for vacation accrued but not taken by Employee on his Severance Date, if

(i)	Employer terminates Employee’s employment with Employer for any reason other than Termination for Cause or Total Disability or

(ii)	Employee terminates his employment with Employer upon Constructive Discharge.

The payments and benefits provided for in this section shall be in addition to all other sums then payable and owing to Employee hereunder and, except as expressly provided herein, shall not be subject to reduction for any amounts received by Employee for employment or services provided to any Person other than Employer after the Severance Date and shall be in full settlement and satisfaction of all of Employee’s claims against and demands upon Employer.

Employee’s right to receive severance or other benefits pursuant to this section shall cease immediately if Employee is re-employed by Employer or Employee materially breaches this Agreement.

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5.	Dispute Resolution.

5.01	Jurisdiction and Venue.

Employee consents to jurisdiction and venue in the state and federal courts in and for Johnson County, Kansas, for any and all disputes arising under this Agreement, provided, however, that Employer may seek injunctive relief in any court of competent jurisdiction to enjoin any violation of the covenants under Section 2, as well as seeking damages therefor.

5.02	Remedies.

Employee acknowledges that the restraints and agreements herein provided are fair and reasonable, that enforcement of the provisions of this Agreement will not cause him undue hardship and that the provisions are reasonably necessary and commensurate with the need to protect Employer and its legitimate and proprietary business interests and property from irreparable harm.

Employee acknowledges that failure to comply with the terms of this Agreement, particularly the provisions of Section 2, will cause irreparable damage to Employer. Therefore, Employee agrees that, in addition to any other remedies at law or in equity available to Employer for Employee’s breach or threatened breach of this Agreement, Employer is entitled to specific performance or injunctive relief, without bond, against Employee to prevent such damage or breach, and the existence of any claim or cause of action Employee may have against Employer shall not constitute a defense thereto.

If Employee materially breaches any provision of Section 2 or if any of those provisions are held to be unenforceable against Employee

(i)	Employee shall return any Special Compensation paid pursuant to this Agreement and

(ii)	if Employee’s breach occurs within the five-year period beginning on the Effective Date of this Agreement, Employee shall return to Employer the stock received with respect to the Stock-Based Award, or, if Employee has disposed of the stock, an amount equal to the fair market value thereof on the date of disposition.

This remedy is a return of consideration and shall be in addition to any other remedies. During Employee’s employment with Employer, the Committee shall determine whether Employee has materially breached the provisions of Section 2, and the Committee’s determination shall be final.

6.	Definitions.

6.01	Affiliate.

“Affiliate” means, with respect to any Person, a Person, other than a Subsidiary of such Person, (i) controlling, controlled by, or under common control with such Person and (ii) any other

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Person with whom such Person reports consolidated financial information for financial reporting purposes. “Control” for this purpose means direct or indirect possession by one Person of voting or management rights of at least 20% with respect to another Person.

6.02	Change in Control.

“Change in Control” means the occurrence of any of the following events:

(i)	the acquisition, without the approval of a majority of the directors described in clause (ii) of this Section 6.02, by any “person” or “group” as such terms are defined in Section 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder other than

(A)	a trustee or other fiduciary holding securities under an employee benefit plan of Sprint or

(B)	Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of stock of Sprint of securities of Sprint representing 20% or more of the combined voting power of Sprint’s then outstanding securities; or

(ii)	at the end of any two-year period, less than a majority of the directors of Sprint are directors

(A)	who were directors of Sprint at the beginning of the two-year period or

(B)	whose election or nomination as director was approved by a vote of 2/3’s of the then directors described in clause (ii) of this Section 6.02 by prior nomination or election; or

(iii)	the shareholders of Sprint approve a merger, consolidation, liquidation or dissolution of Sprint, or a sale of all or substantially all of the assets of Sprint without approval of a majority of the directors described in clause (ii) of this Section 6.02..

6.03	Committee.

“Committee” means the Organization, Compensation, and Nominating Committee of Sprint’s board of directors.

6.04	Competitive Employment.

“Competitive Employment” means the performance of duties or responsibilities for a Competitor of Employer

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(i)	that are of a similar nature or employ similar professional or technical skills (e.g., marketing, engineering, legal, etc.) to those employed by Employee in his performance of services for Employer at any time during the two years before the Severance Date,

(ii)	that relate to products or services that are competitive with Employer’s products or services with respect to which Employee performed services for Employer at any time during the two years before the Severance Date, or

(iii)	in the performance of which Proprietary Information to which Employee had access at any time during the two-year period before the Severance Date could be of substantial economic value to the Competitor of Employer.

6.05	Competitor of Employer.

Because of the highly competitive, evolving nature of Employer’s industry, the identities of companies in competition with Employer are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement. A Sprint Affiliate shall not be a Competitor of Employer.

“Competitor of Employer” means:

(i)	any Person doing business in the United States whose primary business is providing local or long distance telephone or wireless service;

(ii)	any Person doing business in the United States who, together with its Consolidated Affiliates, receives more than 15% of its gross operating revenue from a line of business in which Employer, together with its Consolidated Affiliates, receives more than 15% of its gross operating revenues, all as measured by the most recent available financial information of both Employer and such other Person, at the time Employee accepts, or proposes to accept, employment with or to otherwise perform services for such Person;

(iii)	any Person doing business in the United States and operating, for less than 5 years, a line of business from which Employer derives more than 15% of its gross operating revenues, notwithstanding such Person’s lack of substantial revenues in such line of business; and

(iv)	any Person doing business in the United States, who receives more than 15% of its gross operating revenue from a line of business in which Employer has operated for less than 5 years, notwithstanding Employer’s lack of substantial revenues in such line of business.

If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on the Employee to demonstrate that such Person is not a Competitor of Employer.

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6.06	Consolidated Affiliate.

“Consolidated Affiliate” means, with respect to any person, all Affiliates and Subsidiaries of such person, if any, with whom the financial statements of such person are required, under generally accepted accounting principles, to be reported on a consolidated basis.

6.07	Constructive Discharge.

“Constructive Discharge” means termination by the Employee of his employment with the Employer by written notice given within 60 days following one or more of the following events:

(i)	unless Employer first offers to Employee a position having an equal or greater grade rating, reassignment of Employee from his then current position with Employer to a position having a lower grade rating, in each case under Employer’s methodology of rating employment positions for its employees generally;

(ii)	a reduction in Employee’s targeted total compensation by more than 10% other than by an across-the-board reduction affecting substantially all similarly situated employees of Employer; or

(iii)	a change in the Employee’s base employment area to anywhere other than the Kansas City metropolitan area within one year following a Change in Control.

6.08	Non-Compete Period.

“Non-Compete Period” means the 18-month period beginning on Employee’s Severance Date. If Employee breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be tolled during the period the breach or violation continues.

6.09	Person.

“Person” means any individual, corporation, partnership, association, company, or other entity.

6.10	Proprietary Information.

“Proprietary Information” means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, process) and other confidential and proprietary information concerning the products, processes, or services of Employer or Employer’s Affiliates, including but not limited to: computer programs, unpatented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, or organizational research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of Employer, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers or acquisitions which information: (i) has not been made

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generally to the public; and (ii) is useful or of value to the current or anticipated business, or research or development activities of Employer or of any customer or supplier of Employer, or (iii) has been identified to Employee as confidential by Employer, either orally or in writing.

6.11	Severance Date.

“Severance Date” means the last day on which Employee actually performs services as an employee of Employer.

6.12	Severance Period.

“Severance Period” means the 18-month period beginning on Employee’s Severance Date.

6.13	Special Compensation.

“Special Compensation” means Employee’s right

(i)	to continue to receive during the Severance Period periodic compensation at the same rate as his base salary in effect at the Employee’s Severance Date;

(ii)	to receive bonuses under one or more of Sprint’s Management Incentive Plan, Executive Management Incentive Plan, and Sales Incentive Compensation Plan in which Employee participated on the Severance Date (together with other incentive compensation plans specifically approved for this purpose by the Committee, the “Short-Term Incentive Plans”) based on the Employee’s target amount under such plans on the Severance Date, and assuming achievement of performance targets under the Short-Term Incentive Plans of

(A)	the actual performance level for periods before the beginning of the Severance Period and

(B)	the lesser of (a) the actual performance level during the Severance Period and (b) 100% of targeted performance during the Severance Period,

pro-rating the foregoing performance levels under the Short-Term Incentive Plans based on the ratio of the amount of time in each of the foregoing time periods to the amount of time in the whole performance period under each Short-Term Incentive Plan;

(iii)	to receive an award under the Long Term Incentive Plan and the Executive Long Term Incentive Plan (the (“Long-Term Incentive Plans”), assuming achievement of performance targets under the Long-Term Incentive Plans of

(A)	the actual performance level for periods before the beginning of the Severance Period and

(B)	0% of targeted performance during the Severance Period,

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pro-rating the foregoing performance levels under the Long-Term Incentive Plans based on the ratio of the amount of time in each of the foregoing time periods to the amount of time in the whole performance period under each Long-Term Incentive Plan;

(iv)	to continue to participate throughout the Severance Period in all group health plans (as defined in Code section 106(b)(3) or any successor provision of the Internal Revenue Code of 1986, as amended, including but not limited to any medical and dental) that Employer continues to make available to Employer’s employees generally and that Employee was participating in on his Severance Date, except that participation in those plans after Employee becomes employed full-time during the Severance Period shall immediately cease unless Employee elects to continue coverage under the COBRA continuation provisions of any group health plan by paying the applicable premium therefor;

(v)	to continue to participate throughout the Severance Period in all group life insurance and qualified or non-qualified retirement plans that Employer continues to make available to Employer’s employees generally and that Employee was participating in on his Severance Date;

(vi)	to receive out-placement counseling by a firm selected by Employer to continue until Employee becomes employed;

(vii)	to continue to receive throughout the Severance Period all executive perquisites (including automobile allowance, long distance services and all miscellaneous services) Employee was entitled to receive on the Severance Date except country club membership dues and accrual of vacation; and

(viii)	to have the end of the Severance Period treated as Employee’s termination date for purposes of Sprint’s employee stock option plans and restricted stock plans.

Employee shall not be entitled to participate in Sprint’s long- and short-term disability plan after the Severance Date.

6.14	Stock-Based Award.

“Stock-Based Award” means the award of restricted stock under Section 3 of this Agreement.

6.15	Subsidiary.

“Subsidiary” means, with respect to any Person (the “Controlling Person”), all other Persons (the “Controlled Persons”) in whom the Controlling Person, alone or in combination with one or more of its Subsidiaries, owns or controls more than 50% of the management or voting rights, together with all Subsidiaries of such Controlled Persons.

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6.16	Termination for Cause.

“Termination for Cause” means termination by Employer of Employee’s employment because of

(i)	conduct by the Employee that violates the Employer’s code of ethics or reflects adversely on the Employee’s honesty or

(ii)	Employee’s willful engagement in conduct that is materially injurious to the Employer.

Termination for failure to meet performance expectations, unless willful, continuing and substantial, shall not be deemed a Termination for Cause.

6.17	Total Disability.

“Total Disability” shall have the same meaning as in Sprint’s Long Term Disability Plan, as amended from time to time.

7.	General Provisions.

7.01	Obligations to Survive Termination of Employment.

Employee’s obligations under this Agreement shall survive his termination of employment with Employer.

7.02	Binding Effect.

This Agreement shall be binding upon and inure to the benefit of Employee’s executors, administrators, legal representatives, heirs, and legatees and to Employer’s successors and assigns.

7.03	Partial Invalidity.

The various provisions of this Agreement are intended to be severable and to constitute independent and distinct binding obligations. Should any provision of this Agreement be determined to be void and unenforceable, in whole or in part, it shall not be deemed to affect or impair the validity of any other provision or part thereof, and such provision or part thereof shall be deemed modified to the extent required to permit enforcement. Without limiting the generality of the foregoing, if the scope of any provision contained in this Agreement is too broad to permit enforcement to its full extent, but may be enforceable by limitations thereon, such provision shall be enforced to the maximum extent permitted by law, and Employee hereby agrees that such scope may be judicially modified accordingly.

7.04	Waiver.

The waiver by either party of a breach of any provision of this Agreement by any other party shall not operate or be construed as a waiver of any subsequent breach.

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7.05	Prior Agreements Merged into Agreement.

This Agreement represents the entire understanding of the parties and, to the extent that there is any conflict, supersedes all other agreements with respect to the subject matter hereof.

7.06	Notices.

Any notice or other communication required or permitted to be given hereunder shall be determined to have been duly given to any party

(i)	upon actual receipt at the address of such party specified below if delivered personally or by regular U.S. mail;

(ii)	upon receipt by the sender of a “GOOD” or “OK” confirmation of transmission if transmitted by facsimile, but only if a copy is also sent by regular mail or courier;

(iii)	when delivery is certified if sent as certified mail, return receipt requested, addressed, in any case to the party at the following addresses:

If to Employee:	Michael B. Fuller

If to Employer:	Sprint Corporation
Attn: Corporate Secretary
6200 Sprint Parkway
Overland Park, KS 66251
FAX: (913) 794-0144

or to such other address or telecopy number as any party may designate by written notice in the aforesaid manner, or with respect to Employee, such address as Employee may provide Employer for purposes of its human resources database.

7.07	Governing Law.

Because Employer’s business is headquartered in Kansas, and to ensure uniformity of enforcement of this Agreement, the validity, interpretation, and enforcement of this Agreement shall be governed by the laws of the State of Kansas.

7.08	Number and Gender.

Wherever the context requires, each term stated in either the singular or plural shall include the singular and the plural, and the pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, or neuter as appropriate.

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7.09	Headings.

The headings of the Sections of this Agreement are for reference purposes only and do not define or limit, and shall not be used to interpret or construe the contents of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and effective as of August 12, 1997.

SPRINT CORPORATION

/s/ Michael B. Fuller	By:	/s/ Don A. Jensen
Michael B. Fuller, Employee		Don A. Jensen, Vice President and Secretary

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CONTINGENCY EMPLOYMENT AGREEMENT

by and between

SPRINT CORPORATION

(the “Company”)

and

Michael B. Fuller

(“you”)

Dated as of August 12, 1997

TABLE OF CONTENTS

1. TERM OF AGREEMENT	3

2. DUTIES DURING EMPLOYMENT	3

3. RIGHTS ACCRUED THROUGH DATE OF TERMINATION	3

4. BENEFIT PACKAGE	3

5. [DELETED]	4

6. TIME OF PAYMENTS.	4

(I) TIMING	4

(II) EXCESS PAYMENTS CONSTITUTE LOAN.	4

7. LUMP SUM ELECTION	4

8. NO MITIGATION OR OFFSETS	4

9. SUCCESSOR ASSUMPTION OF AGREEMENT	5

10. BENEFITS TO PERSONAL REPRESENTATIVES	5

11. NOTICE	5

12. [DELETED]	5

13. RESOLUTION OF CONTROVERSIES	5

14. MISCELLANEOUS	6

15. DEFINITIONS AND DETAILED PROVISIONS	6

(I) CHANGE IN CONTROL OF THE COMPANY	6

(a) Actual Change in Control of the Company	6

(b) Potential Change in Control of the Company.	7

(II) RETIREMENT	7

(III) CAUSE	7

(IV) GOOD REASON	8

(A) Change in Duties, Reporting, Status	8

(B) Reduction in Salary Base	8

(C) Failure to Pay You Currently	8

(D) Relocation, Substantial Change in Travel Obligations	8

(E) Substantial Change in Physical Working Conditions	8

(F) Noncontinuation of Compensation Plans	8

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(G) Noncontinuation of Benefit Plans	9

(H) Non-Assumption by Successor	9

(I) Attempted Termination	9

(V) BENEFIT PACKAGE	9

(A) Payments in Lieu of Salary	9

(B) Payments in Lieu of Incentive Compensation	9

(C) Savings, Deferred Compensation and Other Plans	9

(D) Retirement Benefits	10

(E) Medical, Dental, Insurance, Disability Insurance	10

(F) Attorney Fees and Expenses	10

(G) Outplacement Fees	10

(H) Tax Reimbursement	11

EXHIBIT A	12

2

1.	TERM OF AGREEMENT

This Agreement shall commence on the date hereof and shall continue in effect through August 12, 2000; provided, however, that commencing on August 13, 2000, and each third August 13 thereafter, the term of this Agreement shall automatically be extended for three additional years unless, not later than August 13 of that year, the Company shall have given notice that it does not wish to extend this Agreement; provided, further, if “a change in control of the Company” (as defined in Section 15(i)) shall have occurred during the original or extended term of this Agreement, this Agreement shall continue in effect for a period of thirty-six (36) months beyond the month in which such change in control occurred; provided, further, this Agreement shall terminate on the earliest of the date you reach age 65, the date you actually retire, or the Agreement otherwise lapses as set forth in this paragraph. The obligations of the Company to make payments hereunder shall survive the expiration of the term of this Agreement.

2.	DUTIES DURING EMPLOYMENT

You agree that while you are employed by Sprint Corporation (the “Company”), you shall devote your full time and best efforts exclusively to the business and affairs of the Company and do your utmost to promote its interests. All references in this Agreement to employment with the Company shall be deemed to include employment with Sprint/United Management Company (the “Management Company”) or any other affiliate of the Company (the “Employer Company”). Related references to the Company or Employer Company shall be deemed to include the Management Company or other employer affiliate of the Company as the context requires, and such interpretation shall not be construed to limit the obligations of the Company under this Agreement. It is understood that you will receive no benefits under this Agreement unless and until there is a change in control of the Company and your employment is terminated thereafter (other than by reason of your death or retirement at age 65) by you for Good Reason (as defined in Section 15(iv)) or by the Company without Cause (as defined in Section 15(iii)).

3.	RIGHTS ACCRUED THROUGH DATE OF TERMINATION

This Agreement shall not reduce, impede or hinder any rights which you accrue as a result of your performance of services as an employee of the Employer Company. If your employment is terminated following a change in control of the Company, the Company shall pay you your salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts and benefits to which you are entitled under the Company’s disability, retirement, insurance and all other benefit and compensation programs then in effect in accordance with the terms of such programs. “Date of Termination” shall mean the 30th day after Notice of Termination (as defined in Section 11) is given.

4.	BENEFIT PACKAGE

Within three years following a change in control of the Company if your employment by the Employer Company shall be terminated (in circumstances other than normal retirement or death) (a) by the Company other than for Cause, or (b) by you for Good Reason, then you shall be entitled to the following payments and benefits (all as provided in Section 15(v)):

(A)	35 months’ salary payments at highest monthly base salary;

(B)	3 payments based on annual short-term and long-term incentive payments;

(C)	(1) Deferred Compensation: interest rate of 3% plus Moody’s Index rate

(2)	Benefits under Key Management Benefit Plan

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(3)	Savings Plan, Nonvested Company Contribution

(D)	Retirement Benefits:

(1)	3 years’ service credit based on the Company Pension Plan

(2)	Post-retirement benefits if you are age 55 or have 10 years’ service

(3)	Maximum benefits under any individual Pension Supplemental Agreements

(4)	No Early Retirement Reduction based on the Company Pension Plan

(E)	Continuation of medical, dental, life insurance and disability coverages for 35 months, or until you are reemployed

(F)	Payment of attorney fees and expenses connected with enforcing this Agreement

(G)	Payment of Outplacement Fees

5.	[DELETED]

6.	TIME OF PAYMENTS

(i)	Timing

The payments provided for in Section 15(v), (A) and (B), shall be made commencing not later than the fifth day following the Date of Termination, provided, however, that if the amount of payments to be made on the first payment date cannot be calculated on or before such day, the Company shall pay to you on such day an estimate, as calculated in good faith by the Company, of the minimum amount of such payments and shall pay the remainder of such payments due on such date (together with interest at the rate provided in Section 280G(d)(4) of the Code) as soon as the amount thereof can be calculated but in no event later than the sixtieth day after the Date of Termination.

(ii)	Excess Payments Constitute Loan.

In the event that any estimated payment is determined to be in excess of the amount due, such excess shall constitute a loan by the Company to you, payable on the 90th day after demand by the Company (together with interest at the rate provided in Section 280G(d)(4) of the Code).

7.	LUMP SUM ELECTION

You shall have the right to elect to have all or a portion of the payments to be made pursuant to paragraph (A) or (B) of Section 15(v) paid in a lump sum. If you make this election, the amount paid to you shall equal the present value of the payments or portion thereof, as calculated by the Company’s independent auditors using the discount rate specified in Section 280G(d)(4) of the Code.

8.	NO MITIGATION OR OFFSETS

You shall not be required to mitigate the amount of any payment by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for be reduced by any compensation earned by you as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by you to the Company, or otherwise, except as specifically provided in this Agreement.

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9.	SUCCESSOR ASSUMPTION OF AGREEMENT

The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement as of the effectiveness of any such succession shall be a breach of this Agreement and shall entitle you to compensation from the Company in the same amount and on the same terms hereunder as if you had terminated your employment for Good Reason following a change in control of the Company, provided you give Notice of Termination within 90 days after the effective date of such succession. As used in this Agreement, “Company” shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

10.	BENEFITS TO PERSONAL REPRESENTATIVES

This Agreement shall inure to the benefit of and be enforceable by your personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. All benefits hereunder shall be subject to your beneficiary designations in effect under the appropriate benefit plan with reference to which you have elected to receive benefits; such designations are incorporated by reference as if fully set forth in this Agreement. If you should die, all amounts payable to you hereunder shall be paid in accordance with the terms of this Agreement to your devisee, legatee or other designee or, if there is no such designee, to your estate.

11.	NOTICE

Any purported termination of this Agreement or of your employment by the Employer Company or by you shall be communicated by written Notice of Termination to the other party hereto. “Notice of Termination” shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated. Notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the first page of this Agreement, provided that all notice to the Company shall be directed to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

12.	[DELETED]

13.	RESOLUTION OF CONTROVERSIES

You shall be entitled to seek specific performance of your right to be paid to the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement. All other disputes, claims or controversies arising under or in connection with this Agreement shall be settled exclusively by binding arbitration in the greater Kansas City area in accordance with the rules of the American Arbitration Association then in effect; provided, however, that three arbitrators shall be appointed, one by the Company, one by you and the third of whom shall be appointed by the first two arbitrators.

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14.	MISCELLANEOUS

(i) No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing.

(ii) No waiver by either party hereto at any time of any breach by the other party hereto of, or in compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

(iii) No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement.

(iv) The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Kansas.

(v) All references to sections of the Securities Exchange Act of 1934 (“Exchange Act”) or the Internal Revenue Code (“Code”) shall be deemed also to refer to any successor provisions to such sections. All references to provisions of the Company’s Pension Plan and all other Company benefit plans shall be deemed also to refer to amended provisions of such plans and to provisions of successor or substitute plans.

(vi) Any payments provided for hereunder shall be paid net of any applicable withholding required under federal, state or local law.

(vii) Captions are intended for reference only and shall not constitute a part of this Agreement.

(viii) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

(ix) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

(x) The Company shall take every reasonable step necessary to maximize the payments and benefits received or to be received by you in connection with a change in control of the Company (whether pursuant to the terms of this Agreement or any other plan, arrangement or agreement with the Company, with any person whose actions result in a change in control or with any person affiliated with the Company or such person) (collectively “Total Payments”).

15.	DEFINITIONS AND DETAILED PROVISIONS

(i)	Change in Control of the Company

(A)	Actual Change in Control of the Company

For purposes of this Agreement, a “change in control of the Company” shall be deemed to have occurred if (A) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, and other than the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company’s then outstanding securities; or (B) during any period of two consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors of the Company (the “Board”) and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (A) of this

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Subsection) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

(B)	Potential Change in Control of the Company.

For purposes of this Agreement, a “potential change in control of the Company” shall be deemed to have occurred if (A) the Company enters into an agreement, the consummation of which would result in the occurrence of a change in control of the Company, (B) any person (including the Company) publicly announces an intention to take or to consider taking actions which if consummated would constitute a change in control of the Company; (C) any person, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company who is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company’s then outstanding securities, increases his beneficial ownership of such securities by 5% or more over the percentage so owned by such person on the date hereof; or (D) the Board adopts a resolution to the effect that, for purposes of this Agreement, a potential change in control of the Company has occurred.

(ii)	Retirement

Termination of your employment based on “Retirement” shall mean termination in accordance with the Company’s Pension Plan or in accordance with any retirement arrangement established with your written consent with respect to you.

(iii)	Cause

Termination by the Employer Company of your employment for “Cause” shall mean termination upon (A) the willful and continued failure by you to substantially perform your duties with the Employer Company (other than any such failure resulting from your incapacity due to physical or mental illness or any such actual or anticipated failure after the issuance of a Notice of Termination by you for Good Reason) after a written demand for substantial performance is delivered to you, which demand specifically identifies the manner in which the Board believes that you have not substantially performed your duties, or (B) the willful engaging by you in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this Subsection, no act, or failure to act, on your part shall be deemed “willful” unless done, or omitted to be done, by you not in good faith and without reasonable belief that your action or omission was in the best interest of the Company. Notwithstanding the foregoing, you shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to you a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters ( 3/4) of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice to you and an opportunity for you, together with your counsel, to be heard before the Board), finding that in the good faith opinion of the Board you were guilty of conduct set forth above in clauses (A) or (B) of the first sentence of this subsection and specifying the particulars thereof in detail. Delivery of such Resolution shall constitute Notice of Termination for cause by the Company.

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(iv)	Good Reason

You shall be entitled to terminate your employment for Good Reason, except that you shall not be entitled to give Notice of Termination during any period in which you are unable to substantially perform your duties with the Employer Company due to physical or mental illness. Your continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder. For purposes of this Agreement, “Good Reason” shall mean, without your express written consent, the occurrence of any of the following circumstances unless such circumstances are fully corrected prior to the Date of Termination specified in the Notice of Termination given in respect thereof:

(A)	Change in Duties, Reporting, Status

the assignment to you of any duties inconsistent with your status as an officer of the Company or a substantial adverse alteration in the nature or status of your responsibilities from those in effect immediately prior to the change in control of the Company or any downgrading of your position from that in effect immediately prior to the change in control of the Company;

(B)	Reduction in Salary Base

a reduction by the Company in your annual base salary as in effect on the date hereof or as the same may be increased from time to time except for across-the-board salary reductions similarly affecting all officers of the Company and all officers of any business entity or entities in control of the Company;

(C)	Failure to Pay You Currently

the failure by the Company or Employer Company, without your consent, to pay to you any portion of your current compensation within seven (7) days of the date such compensation is due except pursuant to an across-the-board compensation deferral similarly affecting all officers of the Company and all officers of any business entity or entities in control of the Company;

(D)	Relocation, Substantial Change in Travel Obligations

(1)	the relocation of the Company’s principal executive offices to a location outside the metropolitan area in which such offices are located immediately prior to the change in control of the Company; or

(2)	the Company’s requiring you to be based anywhere other than the Company’s principal executive offices except for required travel on the Company’s business to an extent substantially consistent with your present business travel obligations; or

(3)	the Company’s requiring you to travel to an extent substantially inconsistent with your present business travel obligations;

(E)	Substantial Change in Physical Working Conditions

a substantial adverse alteration in the physical conditions under or in which you are expected to perform your duties other than an alteration similarly affecting all officers of the Company and all officers of any person in control of the Company;

(F)	Noncontinuation of Compensation Plans

the failure by the Company to continue in effect any compensation plan in which you participate immediately prior to the change in control of the Company which is material to your total compensation, including but not limited to the Company’s Short-term and Long-term Incentive Plans or any substitute plans adopted prior to the change in control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue your participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of your participation relative to other participants, as existed at the time of the change in control;

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(G)	Noncontinuation of Benefit Plans

the failure by the Company to continue to provide you with benefits substantially similar to those enjoyed by you under any of the Company’s plans, including but not limited to the Company’s Pension Plan, Stock Option Plan, Savings Plan, Supplemental Employee Retirement Agreement, Key Management Benefit Plan, Executive Deferred Compensation Plan, life insurance, medical, health and accident, or disability plans in which you were participating at the time of the change in control of the Company; the taking of any action by the Company which would directly or indirectly materially reduce any of such benefits or deprive you of any material fringe benefit enjoyed by you at the time of the change in control of the Company; or the failure by the Company to provide you with the number of paid vacation days to which you are entitled on the basis of years of service with the Company in accordance with the Company’s normal vacation policy in effect at the time of the change in control of the Company; unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such benefits;

(H)	Non-Assumption by Successor

the failure of the Company to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 9 hereof; or

(I)	Attempted Termination

any attempted termination of your employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Sections 11 and 15(iii) above; for purposes of this Agreement, no such attempted termination shall be effective.

(v)	Benefit Package

(A)	Payments in Lieu of Salary

In lieu of any further salary payments to you for periods subsequent to the Date of Termination, the Company shall pay to you monthly (for a period of 35 months or until the month in which you reach 65 years of age, whichever first occurs) a monthly payment equal to your highest monthly base salary (including any deferred amounts) paid during the 36-month period prior to the Date of Termination.

(B)	Payments in Lieu of Incentive Compensation

In lieu of any payments under, and notwithstanding any provisions of the long-term and short-term incentive plans, the Company shall pay to you in three equal installments on the first day of the 13th, 25th and 35th months following the Date of Termination an amount equal to the sum of (i) the highest short-term incentive payment and (ii) the highest long-term incentive payment received by you during the 36-month period prior to the Date of Termination under the long-term and short-term incentive plans.

(C)	Savings, Deferred Compensation and Other Plans

(1)	Deferred Compensation Interest Rate

For purposes of the Executive Deferred Compensation Plan, notwithstanding any provision to the contrary in such plan, the rate at which interest will be credited to your Deferred Compensation Account AA (as defined in such plan) will be equal to the Moody’s Index plus 3% (as defined in such plan) or the maximum interest rate allowed under such Plan if and as amended.

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(2)	Key Management Benefit Plan Benefits

For purposes of the Key Management Benefit Plan, even if you are not 60 years of age on the Date of Termination, you shall be deemed to have remained a Key Executive (as defined in such plan) until age 60.

(3)	Savings Plan, Nonvested Company Contribution

Notwithstanding anything in the Company Savings Plan, you shall be entitled to receive the nonvested portion of your Company Contribution Account as of the Date of Termination.

(D)	Retirement Benefits

In addition to the retirement benefits to which you are entitled under the Company’s Pension Plan or any successor plans thereto:

(1)	you will be credited with three years of additional service at your highest annual compensation rate during the term of this Agreement for purposes of determining the amount of your pension;

(2)	if you are at least 55 years of age or have 10 years of credited pension service at the Date of Termination, you will, at the time of your retirement, receive the life and medical post-retirement benefits that would be due to a retiree under the Company’s Pension Plan;

(3)	for purposes of any Supplemental Employee Retirement Agreement, if applicable, you shall be credited as of the Date of Termination with the maximum number of years of service at your highest annual compensation rate during the term of this Agreement potentially available to you under such agreement; and

(4)	if you take early retirement, the Company shall supplement your pension so that you are, notwithstanding the Company’s Pension Plan early retirement provisions, not subject to any early retirement pension reduction.

(E)	Medical, Dental, Insurance, Disability Insurance

For a thirty-five (35) month period after Termination, the Company shall arrange to provide you with or reimburse you for life, disability, medical and dental insurance coverages substantially similar and at the same cost to you as those which active employees at the same grade level receive during such period, provided, however, such coverages shall cease immediately if you obtain subsequent employment.

(F)	Attorney Fees and Expenses

The Company also shall pay to you all reasonable legal fees and expenses incurred by you in seeking to obtain or enforce any right or benefit provided by this Agreement. Such payments shall be made within five (5) days after your request for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

(G)	Outplacement Fees

The Company shall also pay to you all fees and expenses incurred by you for the services of a recognized outplacement firm of your selection. Such payments shall be made within five (5) days after your request for payment accompanied with such evidence of fees and expenses incurred as the Company reasonably may require.

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(H)	Tax Reimbursement

If the benefits provided under this Agreement, either alone or together with other benefits you receive from the Company, would constitute an “excess parachute payment,” as defined in Section 280G of the Code, the Company shall pay you an additional amount such that the net amount retained by you after payment of any excise tax that would be imposed by Section 4999 of the Code (Excise Tax) and any federal, state and local income tax, FICA tax and Excise Tax payable with respect to the payment provided for in this subsection 15(v)(H), shall be equal to the benefits provided for under this Agreement. For the purpose of determining the amount of the payment provided for in this subsection, you shall be deemed to pay federal, state and local income taxes at the highest marginal rates in effect as of the Date of Termination and the calculation of federal income tax shall take into account the deduction of any state and local income taxes.

IN WITNESS WHEREOF, you and the Company have executed this Agreement as of the 12th day of August, 1997.

SPRINT CORPORATION

By:	/s/ Don A. Jensen
[Authorized Officer]

Agreed to as of the 12th day

of August, 1997

/s/ Michael B. Fuller
Michael B. Fuller

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EXHIBIT A

LUMP SUM ELECTION

I hereby elect to take the following portion of any Severance Payments to be made to me pursuant to paragraph (A) or (B) of Sections 4 and 15(v) of this Agreement in a lump sum in accordance with Section 7: 100 % of payments under paragraph (A); 100 % of payments under paragraph (B). The remainder of such payments shall be paid pro rata in accordance with Section 15(v)(A) or 15(v)(B), respectively.

/s/ Michael B. Fuller
Michael B. Fuller

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Amendment Number 1 to Contingency

Employment Agreement

THIS AMENDMENT is entered into between SPRINT CORPORATION (“Sprint”) and MICHAEL B. FULLER (“you”) as an amendment to the Contingency Employment Agreement between Sprint and you, dated August 12, 1997 (the “Agreement”).

Recitals

1.	You and Sprint have entered into this amendment to clarify the wording of the Agreement with respect to the application of Code Section 280G to the Agreement.

2.	In addition, you and Sprint have agreed to a modification of the definition of the term “change in control of the Company” as used in the Agreement to reflect certain changes in the equity structure of Sprint since the original date of the Agreement.

1.	Modification Relating to Code Section 180G.

The Agreement is amended by

(i)	Changing Section 15(v)(H), to read as follows:

(H)	Tax Reimbursement

If the benefits provided under this Agreement together with other benefits, if any, you receive from the Company constitute “excess parachute payments,” (the “Affected Benefits”) as defined in Section 280G of the Code, the Company shall pay you an additional amount such that the net amount retained by you after payment of any excise tax that would be imposed by Section 4999 of the Code (the “Excise Tax”) and any federal, state and local income tax, FICA tax and Excise Tax payable with respect to the payment provided for in this subsection 15(v)(H), shall equal the amount the Affected Benefits would have been in the absence of the Excise Tax. For the purposes of determining the amount of the payment provided for in this subsection, you shall be deemed to pay federal, state and local income taxes at the highest marginal rates in effect as of the Date of Termination and the calculation of federal income tax shall take into account the deduction of any state and local income taxes.

(ii)	Deleting Section 15(i)(B).

(iii)	Adding Section 15(v)(I) to read as follows:

(I)	Removal of 180G Limitations for Other Benefits

If (i) this Agreement remains in effect at the time of any change in control of the Company or other change in the equity structure of the Company that would result in the acceleration of benefits under the Company’s stock option plans, restricted stock plans, or other benefit plans of the Company, except that such plans or agreements under such plans limit acceleration to amounts deductible by the Company under Code Section 280G (or any successor provision) and (ii) within 3 years following any such change in control of the Company, the Company terminates your employment other than for Cause or you terminate your employment for Good Reason, then such limitations shall not apply to you.

2.	Definition of Change in Control.

Section 15(i)(A) of the Agreement is restated in its entirety to read as follows:

For purposes of this Agreement, a “change in control of the Company” means a “Change in Control” as defined at the time of any such event by the Company’s 1990 Stock Option Plan or any successor plan thereto. If at any time no such plan is in effect, the definition as set forth in the last such plan to be in effect shall control this Agreement.

IN WITNESS WHEREOF, you and Sprint have executed this Amendment as of June 30, 1999.

SPRINT CORPORATION

By:	/s/ Don A. Jensen
Don A. Jensen, Vice President and
Secretary

/s/ Michael B. Fuller
Michael B. Fuller

MID-CAREER PENSION ENHANCEMENT

under the

SPRINT SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Executive	When Granted	Years Credited	When Credited
Michael B. Fuller, President – Local Telecommunications Division	4/20/99	6	fully credited; will vest at age 60

The Sprint Supplemental Executive Retirement Plan, as amended, was filed as Exhibit 10(l) to the Sprint Corporation Annual Report on Form 10-K/A for the year ended December 31, 2001 and is incorporated herein by reference.

Employment Agreement

(With Enhanced Change-in-Control Benefits)

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is dated as of December 3, 2003 (the “Effective Date”), by and among SPRINT CORPORATION, a Kansas corporation (“Sprint”), SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint (“SUMC”) (Sprint, SUMC and the subsidiaries of Sprint are collectively referred to herein as the “Company”), and THOMAS A. GERKE (“Executive”).

Recitals

1.	Because the Company is mindful of Executive’s substantial contributions to the Company and of his attractiveness in the competitive marketplace, both within and outside of the telecommunications industry, it desires to insure his continued employment with the Company, it desires to encourage him to maintain and increase his ownership of Company stock, and it desires to provide him appropriate compensation arrangements that continue to motivate him to focus on and increase shareholder value.

2.	Executive has been, and now is, serving as Executive Vice President—General Counsel and External Affairs.

3.	The Company desires to secure the continued long-term employment of Executive.

4.	Executive and the Company entered into a Special Compensation and Non-Compete Agreement, dated December 9, 1997 (the “Severance Agreement”).

5.	The Company granted Executive certain “Stock-Based Awards” in, and as such term is defined under, the Severance Agreement (the “Prior Awards”), and the Company and Executive desire to continue the vesting, acceleration, and other terms of the Prior Awards as set forth in the Severance Agreement but to supersede all other aspects of the Severance Agreement by this Agreement.

6.	Certain capitalized terms used herein are defined parenthetically throughout this Agreement or defined in Section 6 of this Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration is mutually acknowledged by the parties, the parties hereby agree as follows:

1.	Employment and Termination

1.01.	Conditions of Employment

Subject to the terms of this Agreement, the Company hereby agrees to employ Executive as Executive Vice President—General Counsel and External Affairs, with such authority, power, responsibilities, and duties customarily exercised by a person holding such positions in a company of the size and nature of the Company.

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1.02.	Performance of Duties

Executive shall, during his employment with the Company, owe an undivided duty of loyalty to the Company and agrees to use his best efforts to promote and develop the business of the Company. Executive agrees that, during his employment with the Company, he must devote his full business time, energies, and talents to serving as a senior executive officer of the Company and that he shall perform his duties faithfully and efficiently subject to the directions of the Board. Notwithstanding the foregoing, Executive may, subject in all cases to the Company’s Principles of Business Conduct (or any successor code of conduct) (i) serve as a director, trustee, or officer or otherwise participate in not-for-profit educational, welfare, social, religious, and civic organizations; (ii) serve as a director of any for-profit business listed on Exhibit A hereto or, with the prior consent of the Board, serve as a director of any for-profit business that is not a Competitor; and (iii) acquire passive investment interests in one or more entities, to the extent that the other activities do not inhibit or interfere with the performance of Executive’s duties under this Agreement, or to the knowledge of Executive conflict in any material way with the business or policies of the Company.

1.03.	Term of Employment

The term of Executive’s employment under this Agreement (the “Employment Term”) begins on the Effective Date and ends on Executive’s 65th birthday (the “End Date”). This Agreement sets forth certain terms of Executive’s employment during the Employment Term, the consequences of any termination of employment during the Employment Term, and the terms of certain restrictive covenants by Executive during and after the Employment Term. The Company and Executive agree that the employment relationship is at will, and either party may terminate the employment relationship for any reason in accordance with the procedures and with the consequences set forth in this Agreement.

1.04.	Procedures for Termination

(a)	General Procedures

Except as set forth below, any purported termination of this Agreement or of Executive’s employment by the Company or by Executive during the Employment Term, other than by Executive’s death, shall be communicated by a written notice of termination to the other party hereto delivered in accordance with Section 13 below indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated. Any such termination will be effective on the Termination Date.

(b)	Cause Termination

The Company may not terminate Executive’s employment for Cause during the Employment Term until it delivers to Executive a written notice stating that Executive is guilty of conduct constituting Cause by reference to one or more clauses of Section 6.06 and specifying the particulars thereof in reasonable detail.

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(c)	CIC Good Reason Termination

Executive may terminate his employment for CIC Good Reason during the Employment Term only within the CIC Protected Period following written notice and an opportunity for the Company to cure; provided, however, that Executive may not give notice of termination for CIC Good Reason during any Period in which Executive is unable to substantially perform his duties with the Company due to physical or mental illness. In order to effect a termination for CIC Good Reason, Executive must, within 60 days following the event or circumstance giving rise to Executive’s claim, deliver a written notice to the Company that sets forth the specific event or circumstance giving rise to CIC Good Reason by reference to one or more clauses of the definition of CIC Good Reason set forth in Section 6.09 of this Agreement. If, within 30 days following notice from Executive, the Company corrects, in all material respects, the events or circumstances giving rise to Executive’s claim for CIC Good Reason, Executive shall not be entitled to terminate his employment for CIC Good Reason by reason of such event or circumstance.

(d)	Non-CIC Good Reason Termination

Executive may terminate his employment for Non-CIC Good Reason any time during the Employment Term following written notice and an opportunity for the Company to cure. In order to effect a termination for Non-CIC Good Reason, Executive must deliver a written notice to the Company within 60 days following the event or circumstance giving rise to Executive’s claim of Non-CIC Good Reason. The notice must set forth the specific event or circumstance giving rise to Non-CIC Good Reason by reference to one or more clauses of the definition of Non-CIC Good Reason set forth in Section 6.24 of this Agreement. If, within 30 days following notice from Executive, the Company corrects, in all material respects, the events or circumstances giving rise to Executive’s claim for Non-CIC Good Reason, Executive shall not be entitled to terminate his employment for Non-CIC Good Reason by reason of such event or circumstance.

(e)	Payment of Compensation Earned Through Termination Date

Upon a termination of Executive’s employment hereunder for any reason, Executive or, in the event of his death, Executive’s estate, in addition to any other payments or benefits to which Executive may be entitled hereunder, is entitled to

(i)	Executive’s Base Salary prorated through the Termination Date,

(ii)	any payment under the Incentive Plan for Performance Periods ending before the Termination Date, unless eliminated or reduced, and then only to the extent that such payments are eliminated or reduced, for all Senior Officers continuing employment with the Company, and

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(iii)	any vacation pay for vacation accrued by Executive in the calendar year of termination but not taken at the Termination Date.

Except as otherwise provided herein, the Company must pay any other employee benefits to which Executive is entitled by reason of his employment to Executive or his estate at the time or times required by the terms of the applicable Company plan or policy.

(f)	Effect of Termination on Other Positions

If, on the Termination Date, Executive (i) is a member of the Board or any board of directors of one of Sprint’s subsidiaries, (ii) serves on the board of directors of any other corporation by nomination, appointment, or designation by Sprint or any of its subsidiaries, or (iii) holds any other position with Sprint or any of its subsidiaries, Executive shall, unless otherwise agreed to by the Company, be deemed to have resigned from all such positions as of the Termination Date. Executive agrees to execute such documents and take such other actions as the Company may request to reflect such resignations.

(g)	Condition to Certain Payments

Payments under Section 4 are conditioned on Executive’s compliance with the requirements of Section 4.03(b).

(h)	Exit Interview

At the Company’s request, Executive shall participate in an exit interview prior to Executive’s last day worked as an employee of the Company to provide for the orderly transition of his duties, to arrange for the return of the Company’s property, to discuss his intended new employment, and to discuss and complete such other matters as may be necessary to ensure full compliance with this Agreement.

2.	Compensation

Subject to the terms of this Agreement, during the Employment Term, while Executive is employed by the Company, the Company will compensate him for his services as follows:

2.01.	Base Salary

Executive shall receive an annual base salary in an amount not less than his annual salary on the Effective Date, payable in monthly or more frequent installments in accordance with the Company’s payroll policies and practices (such annual base salary as adjusted pursuant to this Section 2.01 shall hereinafter be referred to as the “Base Salary”). Executive’s Base Salary shall be reviewed, and may be increased but not decreased below the rate in effect on the Effective Date (other than across-the-board reductions similarly affecting all Senior Officers), by the Board in a manner that is fair and pursuant to its normal performance review policies for Senior Officers.

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2.02.	Incentive Payments

Executive will continue to participate in the Incentive Plan, subject to its terms and conditions as they may from time to time be established, amended, interpreted, or terminated in accordance with the Company’s plans or policies governing such benefits to the Company’s Senior Officers generally. Executive’s Targeted Compensation under the Incentive Plan shall be reviewed, and may be increased but not decreased below his Targeted Compensation in effect in 2003 (other than across-the-board reductions similarly affecting all Senior Officers), by the Board in a manner that is fair and pursuant to its normal performance review policies for Senior Officers.

2.03.	Employee Benefits

The Company will provide Executive with the employee benefits (including, without limitation, life, disability, medical and dental insurance coverage, participation in the Company’s Executive Deferred Compensation Plan, Savings Plan, and the Pension Plan, and other benefits generally provided to Senior Officers) that are no less favorable in the aggregate to Executive than those provided to him as of the Effective Date, subject to amendment, modification, interpretation by the Company, or termination in accordance with the Company’s plans or policies governing such benefits to Senior Officers generally.

2.04.	Expense Reimbursement

The Company will reimburse Executive for reasonable out-of-pocket expenses incurred and accounted for in accordance with the policies and procedures of the Company for Senior Officers generally, as they may from time to time be established, interpreted, amended, or terminated.

2.05.	Prior Awards Remain Outstanding

The Prior Awards shall remain outstanding, and the terms and conditions of the Prior Awards shall continue to be governed by the provisions of the Severance Agreement pertaining to the vesting and acceleration of the Prior Awards, and the Prior Awards shall be considered continuing partial consideration for the execution of this Agreement.

3.	Executive Covenants

3.01.	Principles of Business Conduct

Executive shall adhere in all respects to the Company’s Principles of Business Conduct (or any successor code of conduct) as they may from time to time be established, interpreted, amended, or terminated.

3.02.	Proprietary Information

Executive acknowledges that during the course of his employment he has learned or will learn or develop Proprietary Information. Executive further acknowledges that unauthorized disclosure or use of such Proprietary Information, other than in discharge of Executive’s duties, will cause the Company irreparable harm. Except in the course of his employment with the Company under this Agreement, in the pursuit of the business of the Company, or as otherwise required in

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employment with the Company, Executive shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate, or use on his behalf or another’s behalf, any Proprietary Information. If during or after his employment Executive has any questions about whether particular information is Proprietary Information he shall consult with the Company’s Corporate Secretary or other representative designated by the Company.

Executive also agrees to promptly disclose to the Company any information, ideas, or inventions made or conceived by him that result from or are suggested by services performed by him for the Company under this Agreement, and to assign to the Company all rights pertaining to such information, ideas, or inventions. Knowledge or information of any kind disclosed by Executive to the Company shall be deemed to have been disclosed without obligation on the part of the Company to hold the same in confidence, and the Company shall have the full right to use and disclose such knowledge and information without compensation to Executive beyond that specifically provided in this Agreement.

3.03.	Non-Competition

During Executive’s employment with the Company and during the Non-Compete Period, Executive shall not engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. This provision shall not apply if, within one year following a Change in Control:

(i)	the Company terminates Executive’s employment with the Company for any reason other than for Cause or Total Disability; or

(ii)	Executive terminates his employment with the Company for CIC-Good Reason.

If Executive ceases to be employed by the Company because of the sale, spin-off, divestiture, or other disposition by the Company of a subsidiary, division, or other divested unit employing Executive, this provision shall continue to apply during the Non-Compete Period, except that Executive’s continued employment for the subsidiary, division, or other divested unit disposed of by the Company shall not be deemed a violation of this provision.

Executive agrees that because of the worldwide nature of the Company’s business, breach of this Agreement by accepting Competitive Employment would irreparably injure the Company and that, therefore, a limited geographic restriction is neither feasible nor appropriate to protect the Company’s interests.

3.04.	Inducement of Employees, Customers and Others

During Executive’s employment with the Company and during the Non-Compete Period, Executive shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, or customer of the Company, or vendor or other parties doing business with the Company, to terminate their employment, agency, or other relationship with the Company or to render services for or transfer business to any Competitor, and Executive shall not initiate discussion with any such person for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity on behalf of the Competitor.

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3.05.	No Adverse Actions

During the Non-Compete Period, Executive shall not, without the prior written consent of the Company, in any manner, solicit, request, advise, or assist any other person to (a) undertake any action that would be reasonably likely to, or is intended to, result in a Change in Control, or (b) seek to control in any material manner the Board.

3.06.	Return of Property

Executive shall, upon his Termination Date, return to the Company all property of the Company in his possession, including all notes, reports, sketches, plans, published memoranda, or other documents, whether in hard copy or in electronic form, created, developed, generated, received, or held by Executive during his employment, concerning or related to the Company’s business, whether containing or relating to Proprietary Information or not. Executive shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from the Company’s premises without the Company’s written consent.

3.07.	Mutual Non-disparagement

Executive agrees to refrain from making any statements about the Company or its officers or directors that would disparage, or reflect unfavorably upon the image or reputation of the Company or any such officer or director. The Company agrees to use reasonable efforts to prevent its directors and officers from making any statements about Executive that would disparage, or reflect unfavorably upon the image or reputation of, Executive.

3.08.	Assistance with Claims

Executive agrees that, consistent with Executive’s business and personal affairs, during and after his employment by the Company, he will assist the Company in the defense of any claims or potential claims that may be made or threatened to be made against it in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (“Proceeding”) and will assist the Company in the prosecution of any claims that may be made by the Company in any Proceeding, to the extent that such claims may relate to Executive’s services provided under this Agreement; provided, however, in no event shall the term “assist” in the previous sentence be interpreted as requiring Executive to render legal services of any nature to or on behalf of the Company in connection with any such defense or prosecution after Executive’s employment by the Company.

Executive agrees, unless precluded by law, to promptly inform the Company if Executive is asked to participate (or otherwise become involved) in any Proceeding involving such claims or potential claims.

Executive also agrees, unless precluded by law, to promptly inform the Company if Executive is asked to assist in any investigation (whether governmental or private) of the Company (or its actions), regardless of whether a lawsuit has then been filed against the Company with respect to such investigation. The Company agrees to reimburse Executive for all of Executive’s reasonable out-of-pocket expenses associated with such assistance, including travel expenses and any attorneys’ fees and shall pay a reasonable per diem fee (equal to 1/250th of his Base Salary rate at his Termination Date) for Executive’s services.

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3.09.	Key Man Life Insurance

The Company may, at its discretion, purchase for its own benefit and at its own expense, key man life insurance on the life of Executive. Neither Executive nor Executive’s spouse or dependents shall have any right, title, or interest in or to such insurance or the proceeds thereof. Executive agrees to cooperate with the life insurance company and the Company in the insurance underwriting process, including submitting to a physical examination and other tests necessary to secure coverage, and signing all appropriate applications and written forms as may be required by the insurance company.

4.	Payments On Certain Terminations

4.01.	Payments on Certain Terminations Not in Connection with Change in Control

If, during the Employment Term but not within a CIC Protected Period, (a) the Company terminates Executive’s employment with the Company for any reason other than (x) Cause or (y) Executive’s Total Disability or (b) Executive terminates his employment with the Company for Non-CIC Good Reason, then Executive shall, subject to Section 2.05 and the other applicable provisions of this Section 4, be entitled to the following payments and benefits (the “Non-CIC Benefits”) in lieu of any other payments or benefits available under Section 4.02 below or under any and all Company separation plans or policies:

(i)	The Company will pay Executive his Base Salary, in equal installments in arrears and on the same schedule as paid before his Termination Date, for a period (the “Non-CIC Severance Period”) commencing on the Termination Date and ending on the earlier to occur of (A) the date 18 months after the Termination Date, or (B) the End Date, at the rate in effect on his Termination Date.

(ii)	The Company will pay Executive, at the time and in the amounts set forth immediately below, Executive’s (x) bonus amount earned under the Incentive Plan for that portion of the Termination Performance Period ending on Executive’s Termination Date and (y) the bonus amount under the Incentive Plan for the Non-CIC Severance Period. Such amounts shall be calculated and paid as follows:

(A)	For the Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the Non-CIC Termination Period Incentive Payout.

(B)	For the Post I Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the Capped Incentive Payout for such Performance Period or, alternatively, in the event that the Non-CIC Severance Period ends within such Performance Period, the Capped Incentive Payout for such Performance Period prorated through the month in which the Non-CIC Severance Period ends.

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(C)	In the event that the Non-CIC Severance Period ends in the Post II Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, the Capped Incentive Payout for such Performance Period prorated through the month in which the Non-CIC Severance Period ends.

For purposes of Sections 4.01(ii) (B) and (C), in determining whether to count the month in which the Non-CIC Severance Period ends, if the end of the Non-CIC Severance Period falls on a date on or before the 15th of a month, such month shall not be counted but, if the end of the Non-CIC Severance Period falls on a date after the 15th of a month, such month shall be counted.

This Section 4.01(ii) assumes that Performance Periods under the Incentive Plan are 12 months in length. To the extent that Performance Periods are greater or lesser than 12 months, the above payout schedule shall be appropriately adjusted by the Company, either by increasing or decreasing the number of Performance Periods in which severance payouts shall be made, such that (i) the final payment made to Executive under this Section 4.01(ii) shall be made at the time payouts are made for the Performance Period in which the Non-CIC Severance Period ends, and (ii) Executive shall receive no less than nor no greater than the amount, using concepts and formulas consistent with those provided in this Section 4.01(ii), that would have accrued and been payable to Executive under the Incentive Plan for the Non-CIC Severance Period had the Performance Periods remained 12 months in length.

(iii)	During the Non-CIC Severance Period, the Company will provide any employee benefit (including, but not limited to, executive medical, dental and life coverage, qualified or nonqualified retirement benefits, and other benefits generally provided to Senior Officers other than country club membership dues and accrual of vacation) that Executive was receiving or was entitled to receive as of the Termination Date, except that long term-disability and short-term disability benefits shall cease on Executive’s last day worked as an employee of the Company, but if Executive becomes employed full-time during the Non-CIC Severance Period, Executive’s entitlement to continued participation in any medical, dental or other group health plan sponsored by the Company shall immediately cease, except that Executive shall retain any rights to continue coverage under the COBRA continuation provisions of such Company’s group health care plans by paying the applicable premium therefor.

(iv)	During the Non-CIC Severance Period, the Company will pay for outplacement counseling by a firm selected by the Company to continue until the earlier of such time as Executive becomes re-employed or the end of the Non-CIC Severance Period.

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(v)	The end of the Non-CIC Severance Period will be treated as Executive’s termination date for purposes of the Company’s stock option and restricted stock programs.

In all events, Executive’s right to receive the Non-CIC Benefits shall cease immediately if Executive is re-employed by the Company or an affiliate of the Company or if Executive breaches the Restrictive Covenants. In all cases, the Company’s rights under Section 5 shall continue.

4.02.	Payments on Certain Terminations in Connection with a Change in Control

If, during the Employment Term and within a CIC Protected Period, (a) the Company terminates Executive’s employment with the Company for any reason other than (x) Cause or (y) Executive’s Total Disability, or (b) Executive terminates his employment with the Company for CIC Good Reason, then Executive shall, subject to Section 2.05 and the other applicable provisions of this Section 4, be entitled to the following payments and benefits (the “CIC Benefits”) in lieu of any other payments or benefits available under Section 4.01 above or under any and all Company separation plans or policies:

(i)	In lieu of any further salary payments to Executive for periods after the Termination Date, the Company will pay Executive an aggregate amount equal to two times Executive’s Base Salary (without regard to any deferred amounts); provided, however, to the extent that Executive terminates his employment because of CIC Good Reason and a reduction in Executive’s Base Salary has occurred which constitutes CIC Good Reason under Section 6.09(ii) of this Agreement, Executive’s Base Salary for the purpose of this Section 4.02(i) shall be Executive’s Base Salary immediately prior to such Base Salary reduction. The payment made pursuant to this Section 4.02(i) shall be paid to Executive in equal installments in arrears and on the same schedule as Executive’s Base Salary was being paid to Executive before the Termination Date for a period (the “CIC Severance Period”) beginning on the Termination Date and ending on the earlier to occur of (A) the date 24 months after the Termination Date or (B) the End Date.

(ii)	In lieu of any payments under, and notwithstanding any provisions of the Incentive Plan, the Company will pay Executive, at the time and in the amounts set forth immediately below, Executive’s (x) bonus amount earned under the Incentive Plan for that portion of the Termination Performance Period ending on Executive’s Termination Date and (y) a bonus amount equal to the amount Executive could have received under the Incentive Plan for the CIC Severance Period. Such amounts shall be calculated and paid as follows:

(A)	For the Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the CIC Termination Period Incentive Payout.

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(B)	For the Post I Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to Executive’s Final Targeted Compensation or, alternatively, in the event that the CIC Severance Period ends within such Performance Period, Executive’s Final Targeted Compensation prorated through the month in which the CIC Severance Period ends.

(C)	In the event that the CIC Severance Period ends during the Post II Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, Executive’s Final Targeted Compensation prorated through the month in which the CIC Severance Period ends.

For purposes of Sections 4.02(ii) (B) and (C), in determining whether to count the month in which the CIC Severance Period ends, if the end of the CIC Severance Period falls on a date on or before the 15th of a month, such month shall not be counted but, if the end of the CIC Severance Period falls on a date after the 15th of a month, such month shall be counted.

Notwithstanding the above and for the purpose of determining the payout amounts under Sections 4.02(ii)(B) and (C), to the extent that Executive terminates his employment because of CIC Good Reason and a reduction in Executive’s Targeted Compensation has occurred which constitutes CIC Good Reason under Section 6.09(vi) of this Agreement, Executive’s Final Targeted Compensation for purposes of Sections 4.02(ii)(B) and (C) shall be Executive’s Targeted Compensation immediately prior to such Targeted Compensation reduction.

This Section 4.02(ii) assumes that Performance Periods under the Incentive Plan are 12 months in length. To the extent that Performance Periods are greater or lesser than 12 months, the above payout schedule shall be appropriately adjusted by the Company, either by increasing or decreasing the number of Performance Periods in which severance payouts shall be made, such that (i) the final payment made to Executive under this Section 4.02(ii) shall be made at the time payouts are made for the Performance Period in which the CIC Severance Period ends, and (ii) Executive shall receive no less than nor no greater than the amount, using concepts and formulas consistent with those provided in this Section 4.02(ii), that would have accrued and been payable to Executive under the Incentive Plan for the CIC Severance Period had the Performance Periods remained 12 months in length.

(iii)	During the CIC Severance Period, the Company will, in such manner as is selected by the Company in its sole discretion, provide, arrange to provide, or reimburse Executive for any employee benefit (including, but not limited to, executive medical, dental and life coverage, qualified or nonqualified retirement benefits, and other benefits generally provided to Senior Officers other than country club membership dues and accrual of vacation) that Executive was

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receiving or was entitled to receive as of the Termination Date, except that long-term disability and short-term disability benefits shall cease on Executive’s last day worked as an employee of the Company, but if Executive becomes employed full-time during the CIC Severance Period, Executive’s entitlement to continued participation in any medical, dental or other group health plan sponsored by the Company shall immediately cease, except that Executive shall retain any rights to continue coverage under the COBRA continuation provisions of the Company’s group health care plans by paying the applicable premium therefor.

(iv)	During the CIC Severance Period, the Company will pay for outplacement counseling by a firm selected by the Company to continue until the earlier of such time as Executive becomes re-employed or the end of the CIC Severance Period.

(v)	The end of the CIC Severance Period will be treated as Executive’s termination date for purposes of the Company’s stock option and restricted stock programs.

In all events, Executive’s right to receive the CIC Benefits shall cease immediately if Executive is re-employed by the Company or an affiliate of the Company or if Executive breaches any of the Restrictive Covenants. In all cases, the Company’s rights under Section 5 shall continue.

4.03.	Other Provisions Regarding Payments and Benefits

(a)	No Mitigation; No Offset

In the event of any termination of employment resulting in payments under this Section 4, Executive need not seek other employment and, except as expressly provided herein, there shall be no offset against amounts due to Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain.

(b)	Settlement and Release

The payments and benefits provided for hereunder shall be in full settlement and satisfaction of all of Executive’s claims and demands relating to or arising out of Executive’s employment with the Company or the termination thereof; provided, however, such settlement and release does not apply to (i) any rights or benefits as set forth in this Agreement and (ii) any rights to indemnification to which Executive is entitled under the Company’s Certificate of Incorporation, Bylaws, Kansas common or statutory law, or any other applicable indemnification agreements entered into between Executive and the Company. The Company’s obligation to provide such payments and benefits is expressly made subject to and conditioned upon (i) Executive’s execution, within forty-five (45) days after the Termination Date, of a release of such claims and demands in such form as the Company may reasonably determine and (ii) Executive’s non-revocation of such release in accordance with the terms thereof.

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(c)	Nature of Payments

Any amounts due under this Section 4 are in the nature of severance payments considered to be reasonable by the parties and are not in the nature of a penalty.

(d)	Benefit Plans

If, for any period during which Executive is entitled to continued benefits under this Section 4, the Company reasonably determines that Executive cannot participate in any benefit plan because he is not actively performing services for the Company, then, in lieu of providing benefits under any such plan, the Company shall provide comparable benefits or the cash equivalent of the cost thereof (after taking into account incremental payroll and income tax consequences thereof to Executive and Executive’s dependents as the case may be) to Executive and, if applicable, Executive’s dependents through other arrangements.

(e)	Other Severance Arrangements

Subject to Section 2.05 and except as may be otherwise specifically provided in an amendment of this Section 4.03(e) adopted in accordance with this Agreement, Executive’s rights under Section 4 shall be in lieu of any benefits that may be otherwise payable to or on behalf of Executive pursuant to the terms of the Severance Agreement or any other Company separation plans or policies or any other similar arrangement of the Company providing benefits upon termination of employment.

(f)	Time of Payments

If the amount of any payment provided for in Section 4.01 or 4.02 cannot reasonably be calculated on or before the date on which such payment is due, the Company shall pay to Executive on such date an estimate, as calculated in good faith by the Company, of the minimum amount of such payment and shall pay the remainder of such payments when reasonably calculable.

5.	Enforcement and Equitable Remedies

Executive consents to jurisdiction and venue in the state and federal courts in and for Johnson County, Kansas, for all disputes arising under this Agreement; provided, however, that the Company may seek injunctive relief in any court of competent jurisdiction to enjoin any violation of Sections 3.02 through 3.07 (the “Restrictive Covenants”). Executive acknowledges that the Company would be irreparably injured by a violation of the Restrictive Covenants, and he agrees that the Company, in addition to any other remedies available to it for any breach or threatened breach, shall be entitled to a preliminary or permanent injunction, temporary restraining order, or other equitable relief, restraining Executive from any actual or threatened breach of the Restrictive Covenants. If a bond is required to be posted in order for the Company to secure an injunction or other equitable remedy, the parties agree that the bond need not be more than a nominal sum. THE COMPANY AND EXECUTIVE VOLUNTARILY WAIVE ANY RIGHT TO TRIAL BY JURY AND CONSENT TO A BENCH TRIAL OF ALL DISPUTES ARISING UNDER THIS AGREEMENT.

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If Executive materially breaches any of the Restrictive Covenants or if any of those provisions are held to be unenforceable against Executive, Executive shall return any compensation or benefits paid pursuant to Section 4. This remedy is a return of consideration and shall be in addition to any other remedies. During Executive’s employment with the Company, the Committee shall determine whether Executive has materially breached the Restrictive Covenants, and the Committee’s determination shall be final.

6.	Definitions

As used in this Agreement, the following terms shall have the meanings set forth below.

6.01.	Actual Incentive Payout

“Actual Incentive Payout” means, with respect to a Performance Period, the product of (1) the Performance Measure for the Performance Period and (2) Executive’s Targeted Compensation for the Performance Period.

6.02.	Affiliate

“Affiliate” means, with respect to any person, a person, other than a Subsidiary of such person, (i) controlling, controlled by, or under common control with such person and (ii) any other person with whom such person reports consolidated financial information for financial reporting purposes. “Control” for this purpose means direct or indirect possession by one person of voting or management rights of at least 20% with respect to another person.

6.03.	Base Salary

“Base Salary” shall have the meaning as defined in Section 2.01 of this Agreement.

6.04.	Board

“Board” shall mean the Board of Directors of Sprint.

6.05.	Capped Incentive Payout

“Capped Incentive Payout” means, with respect to a Performance Period under the Incentive Plan, the product of (1) the lesser of (a) 100% and (b) the Performance Measure for the Performance Period and (2) Executive’s Targeted Compensation for the Performance Period.

6.06.	Cause

Termination by the Company of Executive’s employment for “Cause” means termination upon

(i)	the willful and continued failure by Executive to substantially perform his duties with the Company (other than any such failure resulting from Executive’s incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Executive by the Company, which demand specifically identifies the manner in which the Company believes that Executive has not substantially performed his duties, or

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(ii)	the willful engaging by Executive in conduct that is a violation of the Company’s Principles of Business Conduct (or any successor code of conduct), or

(iii)	the willful act, or failure to act, by Executive that is injurious to the Company, or

(iv)	the willful violation by Executive of any of the Restrictive Covenants.

For purposes of this definition, no act, or failure to act, on Executive’s part shall be deemed “willful” (x) unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive’s action or omission was in the best interest of the Company, or (y) unless done, or omitted to be done, by Executive with reckless disregard for Executive’s duties. Failure to meet performance expectations, unless willful, continuing, and substantial, shall not be considered “Cause.”

6.07.	Change in Control

“Change in Control” means the occurrence of any of the following events:

(i)	the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder, including, without limitation, Rule 13d-5(b)) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of Sprint that represent 30% or more of the combined voting power of Sprint’s then outstanding voting securities, other than

(A)	an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint or by any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint, or

(B)	an acquisition of voting securities by Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of the stock of Sprint, or

(C)	an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);

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(ii)	a change in the composition of the Board that causes less than a majority of the directors of Sprint to be directors that meet one or more of the following descriptions:

(A)	a director who has been a director of Sprint for a continuous period of at least 24 months, or

(B)	a director whose election or nomination as director was approved by a vote of at least two-thirds of the then directors described in clauses (ii)(A), (B), or (C) by prior nomination or election, but excluding, for the purpose of this subclause (B), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or (z) tender offer, merger, sale of substantially all of Sprint’s assets, consolidation, reorganization, or business combination that would be a Change in Control under clause (iii) on consummation thereof, or

(C)	who were serving on the Board as a result of the consummation of a transaction described in clause (iii) that would not be a Change in Control under clause (iii);

(iii)	the consummation by Sprint (whether directly involving Sprint or indirectly involving Sprint through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of Sprint’s assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction

(A)	that results in Sprint’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of Sprint or the person that, as a result of the transaction, controls, directly or indirectly, Sprint or owns, directly or indirectly, all or substantially all of Sprint’s assets or otherwise succeeds to the business of Sprint (Sprint or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)	after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board’s approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time), and

(C)	after which no person or group beneficially owns voting securities representing 30% or more of the combined voting power of the Successor Entity; provided, however, no person or group shall be treated for purposes of this clause (C) as beneficially owning 30% or more of combined voting power of the Successor Entity solely as a result of the voting power held in Sprint prior to the consummation of the transaction; or

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(iv)	a liquidation or dissolution of Sprint.

For purposes of clarification, (x) a change in the voting power of Sprint voting securities based on the relative trading values of Sprint’s then outstanding securities as determined pursuant to Sprint’s Articles of Incorporation, or (y) an acquisition of Sprint securities by Sprint that, in either case, by itself (or in combination only with the other event listed in this sentence) causes the Sprint voting securities beneficially owned by a person or group to represent 30% or more of the combined voting power of Sprint’s then outstanding voting securities, is not to be treated as an “acquisition” by any person or group for purposes of clause (i) above. For purposes of clause (i) above, Sprint makes the calculation of voting power as if the date of the acquisition were a record date for a vote of Sprint’s shareholders, and for purposes of clause (iii) above, Sprint makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of Sprint’s shareholders.

6.08.	CIC Benefits

“CIC Benefits” shall have the meaning as defined in Section 4.02 of this Agreement.

6.09.	CIC Good Reason

“CIC Good Reason” means the occurrence, within a CIC Protected Period, of any one or more of the following events or circumstances without Executive’s prior written consent unless one or more of the events or circumstances are corrected, in all material respects, in accordance with Section 1.04(c) of this Agreement:

(i)	a substantial adverse alteration in the nature or status of Executive’s duties from those in effect immediately before the Change in Control, any reduction in job grade or any substantial adverse alteration of Executive’s title from that in effect immediately before the Change in Control;

(ii)	a reduction by the Company in Executive’s Base Salary as in effect on the Effective Date or as the same may be increased from time to time, except for across-the-board salary reductions similarly affecting all officers of the Company and all officers of any person in control of the Company;

(iii)	the failure by the Company, without Executive’s consent, to pay to Executive any portion of Executive’s current compensation within seven days of the date it is due, except pursuant to an across-the-board compensation deferral similarly affecting all officers of the Company and all officers of any person in control of the Company;

(iv)	(A) the relocation of the Company’s principal executive offices to a location outside the metropolitan area in which such offices are located immediately before the Change in Control; or (B) the Company’s requiring Executive to be

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based anywhere other than the Company’s principal executive offices except for required travel on the Company’s business to an extent substantially consistent with Executive’s present business travel obligations; or (C) the Company’s requiring Executive to travel to an extent substantially inconsistent with Executive’s business travel obligations as in effect immediately before the Change in Control;

(v)	a substantial and involuntary adverse alteration in the physical conditions under or in which Executive is expected to perform Executive’s duties, other than an alteration similarly affecting all officers of the Company and all officers of any person in control of the Company;

(vi)	the Company’s failure to continue in effect any compensation plan in which Executive participated immediately before the Change in Control and that is material to Executive’s total compensation, including but not limited to the Incentive Plan or any substitute plans adopted before the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the Company’s failure to continue Executive’s participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of Executive’s participation relative to other Senior Officers, as existed at the time of the Change in Control;

(vii)	the Company’s failure to continue to provide Executive with benefits substantially similar in the aggregate to those he enjoyed under any of the Company’s benefit plans in which Executive was participating at the time of the Change in Control; the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive Executive of any material fringe benefit enjoyed by Executive at the time of the Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive is entitled on the basis of years of service with the Company in accordance with the Company’s normal vacation policy in effect at the time of the Change in Control; unless, in any of the foregoing events, an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such benefits;

(viii)	the Company’s failure to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 7 hereof; or

(ix)	the Company’s attempt to terminate Executive’s employment without complying with the procedures set forth in Section 1.04; any such attempt shall not be effective.

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6.10.	CIC Protected Period

“CIC Protected Period” means a period commencing on the date of a Change in Control and ending on the earlier to occur of (A) the two year anniversary of the date of the Change in Control or (B) the day before the End Date.

6.11.	CIC Severance Period

“CIC Severance Period” shall have the meaning as defined in Section 4.02(i) of this Agreement.

6.12.	CIC Termination Period Incentive Payout

“CIC Termination Period Incentive Payout” means an amount equal to the weighted average of (1) the Actual Incentive Payout for the Termination Performance Period and (2) Executive’s Targeted Compensation for the Termination Performance Period. The weights in the weighted average will be, for the amount in clause (1), the number of months in the Performance Period occurring before the Termination Date, and, for clause (2), the number of months in the Performance Period occurring after the Termination Date and before the end of the CIC Severance Period, in each case divided by the number of months in the Performance Period. In determining the number of months, the Termination Date will be rounded to the nearest month, rounding to the beginning of the month if the Termination Date falls on or before the 15th of the month and to the beginning of the following month if the Termination Date falls after the 15th of the month.

6.13.	Committee

“Committee” means the Compensation Committee of the Board or any successor committee primarily responsible for executive compensation.

6.14.	Competitive Employment

“Competitive Employment” means the performance of duties or responsibilities, or the supervision of individuals performing such duties or responsibilities, for a Competitor

(i)	(A)	that are of a similar nature or employ similar professional or technical skills (for example, executive, managerial, marketing, engineering, legal, etc.) to those employed by Executive in his performance of services for the Company at any time during the two years before the Termination Date, and

	(B)	that relate to products or services that are competitive with any of the Company’s products or services with respect to which Executive performed services for the Company at any time during the two years before the Termination Date,
or

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(ii)	in the performance of which, Proprietary Information to which Executive had access at any time during the two-year period before the Termination Date could be of substantial economic value to the Competitor.

6.15.	Competitor

Because of the highly competitive, evolving nature of the Company’s industry, the identities of companies in competition with the Company are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement.

“Competitor” means any one or more of the following

(i)	any person doing business in the United States or any of its Divisions employing Executive if the person or its Division receives at least 15% of its gross operating revenues from providing communications services of any type (for example, voice, data, including Internet, and video), employing any transmission medium (for example, wireline, wireless, or any other technology), over any distance (for example, local, long-distance, and distance insensitive services), using any protocol (for example, circuit-switched, or packet-based, such as Internet Protocol), or services or capabilities ancillary to such communications services (for example, network security services);

(ii)	any person doing business in the United States or any of its Divisions employing Executive if the person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company receives at least 3% of its gross operating revenues;

(iii)	any person doing business in the United States, or any of its Divisions employing Executive, operating for less than 5 years a line of business from which the Company derives at least 3% of its gross operating revenues, notwithstanding such person’s or Division’s lack of substantial revenues in such line of business; or

(iv)	any person doing business in the United States, or any of its Divisions employing Executive, if the person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company has operated for less than 5 years, notwithstanding the Company’s lack of substantial revenues in such line of business.

For purposes of the foregoing, gross operating revenues of the Company and such other person shall be those of the Company or such person, together with their Consolidated Affiliates, but those of any Division employing or proposing to employ Executive shall be on a stand-alone basis, all measured by the most recent available financial information of both the Company and such other person or Division at the time Executive accepts, or proposes to accept, employment with or to otherwise perform services for such person. If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on Executive to demonstrate that such person is not a Competitor.

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6.16.	Consolidated Affiliate

“Consolidated Affiliate” means, with respect to any person, all Affiliates and Subsidiaries of such person, if any, with whom the financial statements of such person are required, under generally accepted accounting principles, to be reported on a consolidated basis.

6.17.	Division

“Division” means any distinct group or unit organized as a segment or portion of a person that is devoted to the production, provision, or management of a common product or service or group of related products or services, regardless of whether the group is organized as a legally distinct entity.

6.18.	Employment Term

“Employment Term” shall have the meaning as defined in Section 1.03 of this Agreement.

6.19.	End Date

“End Date” shall have the meaning as defined in Section 1.03 of this Agreement.

6.20.	Final Targeted Compensation

“Final Targeted Compensation” means the Targeted Compensation of Executive for the Termination Performance Period.

6.21.	FON Common Stock

“FON Common Stock” means Sprint’s FON Common Stock, Series 1, $2.00 par value per share.

6.22.	Incentive Plan

“Incentive Plan” means the Company’s Management Incentive Plan, together with other incentive compensation plans specifically approved for this purpose by the Committee.

6.23.	Non-CIC Benefits

“Non-CIC Benefits” shall have the meaning as defined in Section 4.01 of this Agreement.

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6.24.	Non-CIC Good Reason

“Non-CIC Good Reason” means the occurrence of any one or more of the following events or circumstances without Executive’s prior written consent unless one or more of the events or circumstances are corrected, in all material respects, in accordance with Section 1.04(d) of this Agreement:

(i)	unless the Company first offers to Executive a position having an equal or greater grade rating, reassignment of Executive from his then current position with the Company to a position having a lower grade rating, in each case under the Company’s methodology of rating employment positions for its employees generally;

(ii)	a reduction within any 24-month period (other than an across-the-board reduction similarly affecting all Senior Officers) of Executive’s Targeted Total Compensation to an amount that is less than 90% of Executive’s highest Targeted Total Compensation during the 24-month period; or

(iii)	the Company’s requiring that Executive be based anywhere other than the Kansas City metropolitan area.

6.25.	Non-CIC Severance Period

“Non-CIC Severance Period” shall have the meaning as defined in Section 4.01(i) of this Agreement.

6.26.	Non-CIC Termination Period Incentive Payout

“Non-CIC Termination Period Incentive Payout” means an amount equal to the weighted average of (1) the Actual Incentive Payout for the Termination Performance Period and (2) the Capped Incentive Payout for the Termination Performance Period. The weights in the weighted average will be for the amount in clause (1), the number of months in the Performance Period occurring before the Termination Date, and, for clause (2), the number of months in the Performance Period occurring after the Termination Date and before the end of the Non-CIC Severance Period, in each case divided by the number of months in the Performance Period. In determining the number of months, the Termination Date will be rounded to the nearest month, rounding to the beginning of the month if the Termination Date falls on or before the 15th of the month and to the beginning of the following month if the Termination Date falls after the 15th of the month.

6.27.	Non-Compete Period

“Non-Compete Period” means the 18-month period beginning on the Termination Date. If Executive breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be extended for an additional period equal to the period the breach or violation continues.

6.28.	PCS Common Stock

“PCS Common Stock” means Sprint’s PCS Common Stock, Series 1, $1.00 par value per share.

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6.29.	Performance Measure

“Performance Measure” means, with respect to any Performance Period, a measure, expressed as a percentage, of the extent to which the performance goals were achieved, as determined by the Committee, during the Performance Period.

6.30.	Performance Period

“Performance Period” means a period of time under the Incentive Plan for which the Committee establishes performance goals for the Company’s business units and authorizes payment of incentive compensation based on a measure of the extent to which those goals were achieved during the period.

6.31.	Prior Awards

“Prior Awards” shall have the meaning as defined in the fifth Recital to this Agreement.

6.32.	Post I Termination Performance Period

“Post I Termination Performance Period” means the Performance Period immediately following the Termination Performance Period.

6.33.	Post II Termination Performance Period

“Post II Termination Performance Period” means the Performance Period immediately following the Post I Termination Performance Period.

6.34.	Proceeding

“Proceeding” shall have the meaning as defined in Section 3.08 of this Agreement.

6.35.	Proprietary Information

“Proprietary Information” means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, or process) and other confidential and proprietary information concerning the products, processes, or services of the Company or the Company’s affiliates, including but not limited to: computer programs, unpatented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, organizational, or research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of the Company, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers, acquisitions or other transactions which information: (i) has not been made known generally to the public, and (ii) is useful or of value to the current or anticipated business, or research or development activities of the Company or of any customer or supplier of the Company, or (iii) has been identified to Executive as confidential by the Company, either orally or in writing.

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6.36.	Restrictive Covenants

“Restrictive Covenants” means those covenants applicable to Executive set forth in Section 3.02 through 3.07 of this Agreement.

6.37.	Senior Officer

“Senior Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (or any successor statute or statutes thereto), and the rules and regulations promulgated thereunder.

6.38.	Severance Agreement

“Severance Agreement” shall have the meaning as defined in the fourth recital to this Agreement.

6.39.	Subsidiary

“Subsidiary” means, with respect to any person (the “Controlling Person”), all other persons (the “Controlled Persons”) in whom the Controlling Person, alone or in combination with one or more of its Subsidiaries, owns or controls more than 50% of the management or voting rights, together with all Subsidiaries of such Controlled Persons.

6.40.	Targeted Compensation

“Targeted Compensation” means the amount established by the Committee that would be the payout under the Incentive Plan, if the Performance Measure for the Performance Period were 100%.

6.41.	Targeted Total Compensation

“Targeted Total Compensation” means, as of any time, the sum of Executive’s (1) Base Salary, (2) Targeted Compensation, and (3) targeted value of his annual stock option award, annual restricted stock or restricted stock unit award (ignoring the value of the options, restricted stock or restricted stock units granted before the Effective Date) as adopted by the Committee.

6.42.	Termination Date

“Termination Date” means (i) in the case of a termination of Executive’s employment by reason of Executive’s death, Executive’s date of death, (ii) in the case of a termination of Executive’s employment by reason of a Non-CIC Good Reason, the date which is thirty (30) days after the notice of termination is given, and (iii) in all other cases, the date of any notice of termination or the date, if any, on which the notice declares itself to be effective (but in no event later than the 60th day after the date on which such notice is given).

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6.43.	Termination Performance Period

“Termination Performance Period” means the Performance Period in which Executive’s Termination Date occurs.

6.44.	Total Disability

“Total Disability” shall have the same meaning as in Sprint’s Long-Term Disability Plan, as amended from time to time or any successor plan.

7.	Assignability, Binding Nature

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (in the case of Executive), and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that they may be assigned or transferred to any subsidiary of Sprint or pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, but only if the assignee or transferee becomes the successor to all or substantially all of the assets of the Company and assumes the liabilities, obligations, and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it will take whatever action it legally can in order to cause the assignee or transferee to expressly assume the liabilities, obligations, and duties of the Company hereunder.

No rights or obligations of Executive under this Agreement may be assigned or transferred by Executive other than his rights to compensation and benefits, which may be transferred only in connection with Executive’s estate planning objectives or by will or operation of law. If Executive should die or become disabled while any amount is owed but unpaid to Executive hereunder, all such amounts, unless otherwise provided herein, shall be paid to Executive’s legal guardian or to his devisee, legatee or other designee, as the case may be, or if there is no such designee, to Executive’s estate.

8.	Amendment

This Agreement may be amended, modified, or canceled only by mutual agreement of the parties in writing.

9.	Applicable Law

The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Kansas, without regard to the conflict of law provisions of any state.

10.	Tax Withholding

All payments made pursuant to this Agreement shall be subject to applicable federal, state and local income and other withholding taxes, and to other applicable withholdings or deductions elected by Executive or otherwise required by law or judicial process.

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11.	Severability

The parties intend the various provisions of this Agreement to be severable and to constitute independent and distinct binding obligations. If any provision of this Agreement is determined to be invalid, illegal, or incapable of being enforced, in whole or in part, it shall not affect or impair the validity of any other provision or part of this Agreement, and the provision or part shall be deemed modified to the minimum extent required to permit enforcement. Upon such a determination that any term or other provision is invalid, illegal, or incapable of being enforced, the court or arbitrator, as applicable, shall have the authority to so modify the provision or term. If the provision or term is not modified by the court or arbitrator, the parties must negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions of this Agreement are preserved to the greatest extent possible.

12.	Waiver of Breach

No waiver by any party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by the other party of any similar or dissimilar provisions and conditions at the same or any prior or subsequent time. The failure of either party to take any action by reason of such breach will not deprive the party of the right to take action at any time while the breach continues.

13.	Notices

Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or prepaid overnight courier to the parties at the addresses set forth below or at such other addresses as shall be specified by the parties by like notice:

If to Executive:	If to the Company:

Thomas A. Gerke

Sprint Corporation

Attn: Corporate Secretary

6200 Sprint Parkway

Overland Park, KS 66251

with copy to:

Sprint Corporation

Attn: Senior Vice President – Human Resources

6200 Sprint Parkway Overland Park, KS 66251

or to the latest address furnished by Executive to the Company for purposes of general communications.

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Each party, by written notice furnished to the other party, may modify the applicable delivery address, but any notice of change of address shall be effective only upon receipt. Such notices, demands, claims and other communications shall be deemed given in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail, but in no event will any such communications be deemed to be given later than the date they are actually received.

14.	Survivorship

Upon the expiration or other termination of this Agreement, the respective rights and obligations of the parties shall survive the expiration or other termination to the extent necessary to carry out the intentions of the parties under this Agreement. In particular, without limiting the generality of the preceding sentence, any obligation of the Company to make payments or provide services under Section 4 shall continue beyond the end of the Employment Term and the obligations and covenants of Executive set forth in Section 3, and the rights and remedies of the Company with respect thereto, shall continue beyond the Employment Term to the extent contemplated therein.

15.	Entire Agreement

Except as otherwise noted herein, this Agreement constitutes the entire agreement between the parties concerning the subject matter specifically addressed herein and, except for the terms and provisions of any other employee benefit or other compensation plans (or any agreements or awards thereunder) referred to herein or contemplated hereby, this Agreement supersedes

(i)	all prior and contemporaneous oral agreements, if any, between the parties relating to the subject matter specifically addressed herein; and

(ii)	subject to Section 2.05, the Severance Agreement.

16.	Headings

The headings in this Agreement are for convenience of reference only and will not affect the construction of any of its provisions.

17.	Counterparts

This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

[The remainder of this page has intentionally been left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth above.

SPRINT CORPORATION

By:	/s/ Claudia S. Toussaint
Claudia S. Toussaint, Vice President Law -
Corporate Governance and Corporate Secretary

SPRINT/UNITED MANAGEMENT COMPANY

By:	/s/ James G. Kissinger
James G. Kissinger, Senior Vice
President—Human Resources

/s/ Tom Gerke
Thomas A. Gerke, “Executive”

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Exhibit A

Boards of Directors of For-Profit Businesses

NONE

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Employment Agreement

(With Enhanced Change-in-Control Benefits)

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is dated as of December 3, 2003 (the “Effective Date”), by and among SPRINT CORPORATION, a Kansas corporation (“Sprint”), SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint (“SUMC”) (Sprint, SUMC and the subsidiaries of Sprint are collectively referred to herein as the “Company”), and HOWARD E. JANZEN (“Executive”).

Recitals

1.	Because the Company is mindful of Executive’s substantial contributions to the Company and of his attractiveness in the competitive marketplace, both within and outside of the telecommunications industry, it desires to insure his continued employment with the Company, it desires to encourage him to maintain and increase his ownership of Company stock, and it desires to provide him appropriate compensation arrangements that continue to motivate him to focus on and increase shareholder value.

2.	Executive has been, and now is, serving as President—Global Markets Group.

3.	The Company desires to secure the continued long-term employment of Executive.

4.	Executive and the Company entered into a Special Compensation and Non-Compete Agreement, dated May 13, 2003 (the “Severance Agreement”).

5.	The Company granted Executive certain “Stock-Based Awards” in, and as such term is defined under, the Severance Agreement (the “Prior Awards”), and the Company and Executive desire to continue the vesting, acceleration, and other terms of the Prior Awards as set forth in the Severance Agreement but to supersede all other aspects of the Severance Agreement by this Agreement.

6.	Certain capitalized terms used herein are defined parenthetically throughout this Agreement or defined in Section 6 of this Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration is mutually acknowledged by the parties, the parties hereby agree as follows:

1.	Employment and Termination

1.01.	Conditions of Employment

Subject to the terms of this Agreement, the Company hereby agrees to employ Executive as President—Global Markets Group, with such authority, power, responsibilities, and duties customarily exercised by a person holding such position in a company of the size and nature of the Company.

1.02.	Performance of Duties

Executive shall, during his employment with the Company, owe an undivided duty of loyalty to the Company and agrees to use his best efforts to promote and develop the business of the Company. Executive agrees that, during his employment with the Company, he must devote his full business time, energies, and talents to serving as a senior executive officer of the Company and that he shall perform his duties faithfully and efficiently subject to the directions of the Board. Notwithstanding the foregoing, Executive may, subject in all cases to the Company’s Principles of Business Conduct (or any successor code of conduct) (i) serve as a director, trustee, or officer or otherwise participate in not-for-profit educational, welfare, social, religious, and civic organizations; (ii) serve as a director of any for-profit business listed on Exhibit A hereto or, with the prior consent of the Board, serve as a director of any for-profit business that is not a Competitor; and (iii) acquire passive investment interests in one or more entities, to the extent that the other activities do not inhibit or interfere with the performance of Executive’s duties under this Agreement, or to the knowledge of Executive conflict in any material way with the business or policies of the Company.

1.03.	Term of Employment

The term of Executive’s employment under this Agreement (the “Employment Term”) begins on the Effective Date and ends on Executive’s 65th birthday (the “End Date”). This Agreement sets forth certain terms of Executive’s employment during the Employment Term, the consequences of any termination of employment during the Employment Term, and the terms of certain restrictive covenants by Executive during and after the Employment Term. The Company and Executive agree that the employment relationship is at will, and either party may terminate the employment relationship for any reason in accordance with the procedures and with the consequences set forth in this Agreement.

1.04.	Procedures for Termination

(a)	General Procedures

Except as set forth below, any purported termination of this Agreement or of Executive’s employment by the Company or by Executive during the Employment Term, other than by Executive’s death, shall be communicated by a written notice of termination to the other party hereto delivered in accordance with Section 13 below indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated. Any such termination will be effective on the Termination Date.

(b)	Cause Termination

The Company may not terminate Executive’s employment for Cause during the Employment Term until it delivers to Executive a written notice stating that Executive is guilty of conduct constituting Cause by reference to one or more clauses of Section 6.06 and specifying the particulars thereof in reasonable detail.

(c)	CIC Good Reason Termination

Executive may terminate his employment for CIC Good Reason during the Employment Term only within the CIC Protected Period following written notice and an opportunity for the Company to cure; provided, however, that Executive may not give notice of termination for CIC Good Reason during any Period in which Executive is unable to substantially perform his duties with the Company due to physical or mental illness. In order to effect a termination for CIC Good Reason, Executive must, within 60 days following the event or circumstance giving rise to Executive’s claim, deliver a written notice to the Company that sets forth the specific event or circumstance giving rise to CIC Good Reason by reference to one or more clauses of the definition of CIC Good Reason set forth in Section 6.09 of this Agreement. If, within 30 days following notice from Executive, the Company corrects, in all material respects, the events or circumstances giving rise to Executive’s claim for CIC Good Reason, Executive shall not be entitled to terminate his employment for CIC Good Reason by reason of such event or circumstance.

(d)	Non-CIC Good Reason Termination

Executive may terminate his employment for Non-CIC Good Reason any time during the Employment Term following written notice and an opportunity for the Company to cure. In order to effect a termination for Non-CIC Good Reason, Executive must deliver a written notice to the Company within 60 days following the event or circumstance giving rise to Executive’s claim of Non-CIC Good Reason. The notice must set forth the specific event or circumstance giving rise to Non-CIC Good Reason by reference to one or more clauses of the definition of Non-CIC Good Reason set forth in Section 6.24 of this Agreement. If, within 30 days following notice from Executive, the Company corrects, in all material respects, the events or circumstances giving rise to Executive’s claim for Non-CIC Good Reason, Executive shall not be entitled to terminate his employment for Non-CIC Good Reason by reason of such event or circumstance.

(e)	Payment of Compensation Earned Through Termination Date

Upon a termination of Executive’s employment hereunder for any reason, Executive or, in the event of his death, Executive’s estate, in addition to any other payments or benefits to which Executive may be entitled hereunder, is entitled to

(i)	Executive’s Base Salary prorated through the Termination Date,

(ii)	any payment under the Incentive Plan for Performance Periods ending before the Termination Date, unless eliminated or reduced, and then only to the extent that such payments are eliminated or reduced, for all Senior Officers continuing employment with the Company, and

(iii)	any vacation pay for vacation accrued by Executive in the calendar year of termination but not taken at the Termination Date.

Except as otherwise provided herein, the Company must pay any other employee benefits to which Executive is entitled by reason of his employment to Executive or his estate at the time or times required by the terms of the applicable Company plan or policy.

(f)	Effect of Termination on Other Positions

If, on the Termination Date, Executive (i) is a member of the Board or any board of directors of one of Sprint’s subsidiaries, (ii) serves on the board of directors of any other corporation by nomination, appointment, or designation by Sprint or any of its subsidiaries, or (iii) holds any other position with Sprint or any of its subsidiaries, Executive shall, unless otherwise agreed to by the Company, be deemed to have resigned from all such positions as of the Termination Date. Executive agrees to execute such documents and take such other actions as the Company may request to reflect such resignations.

(g)	Condition to Certain Payments

Payments under Section 4 are conditioned on Executive’s compliance with the requirements of Section 4.03(b).

(h)	Exit Interview

At the Company’s request, Executive shall participate in an exit interview prior to Executive’s last day worked as an employee of the Company to provide for the orderly transition of his duties, to arrange for the return of the Company’s property, to discuss his intended new employment, and to discuss and complete such other matters as may be necessary to ensure full compliance with this Agreement.

2.	Compensation

Subject to the terms of this Agreement, during the Employment Term, while Executive is employed by the Company, the Company will compensate him for his services as follows:

2.01.	Base Salary

Executive shall receive an annual base salary in an amount not less than his annual salary on the Effective Date, payable in monthly or more frequent installments in accordance with the Company’s payroll policies and practices (such annual base salary as adjusted pursuant to this Section 2.01 shall hereinafter be referred to as the “Base Salary”). Executive’s Base Salary shall be reviewed, and may be increased but not decreased below the rate in effect on the Effective Date (other than across-the-board reductions similarly affecting all Senior Officers), by the Board in a manner that is fair and pursuant to its normal performance review policies for Senior Officers.

2.02.	Incentive Payments

Executive will continue to participate in the Incentive Plan, subject to its terms and conditions as they may from time to time be established, amended, interpreted, or terminated in accordance with the Company’s plans or policies governing such benefits to the Company’s Senior Officers generally. Executive’s Targeted Compensation under the Incentive Plan shall be reviewed, and may be increased but not decreased below his Targeted Compensation in effect in 2003 (other than across-the-board reductions similarly affecting all Senior Officers), by the Board in a manner that is fair and pursuant to its normal performance review policies for Senior Officers.

2.03.	Employee Benefits

The Company will provide Executive with the employee benefits (including, without limitation, life, disability, medical and dental insurance coverage, participation in the Company’s Executive Deferred Compensation Plan, Savings Plan, and the Pension Plan, and other benefits generally provided to Senior Officers) that are no less favorable in the aggregate to Executive than those provided to him as of the Effective Date, subject to amendment, modification, interpretation by the Company, or termination in accordance with the Company’s plans or policies governing such benefits to Senior Officers generally.

2.04.	Expense Reimbursement

The Company will reimburse Executive for reasonable out-of-pocket expenses incurred and accounted for in accordance with the policies and procedures of the Company for Senior Officers generally, as they may from time to time be established, interpreted, amended, or terminated.

2.05.	Prior Awards Remain Outstanding

The Prior Awards shall remain outstanding, and the terms and conditions of the Prior Awards shall continue to be governed by the provisions of the Severance Agreement pertaining to the vesting and acceleration of the Prior Awards, and the Prior Awards shall be considered continuing partial consideration for the execution of this Agreement.

3.	Executive Covenants

3.01.	Principles of Business Conduct

Executive shall adhere in all respects to the Company’s Principles of Business Conduct (or any successor code of conduct) as they may from time to time be established, interpreted, amended, or terminated.

3.02.	Proprietary Information

Executive acknowledges that during the course of his employment he has learned or will learn or develop Proprietary Information. Executive further acknowledges that unauthorized disclosure or use of such Proprietary Information, other than in discharge of Executive’s duties, will cause the Company irreparable harm. Except in the course of his employment with the Company under this Agreement, in the pursuit of the business of the Company, or as otherwise required in employment with the Company, Executive shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate, or use on his behalf or another’s behalf, any Proprietary Information. If during or after his employment Executive has any questions about whether particular information is Proprietary Information he shall consult with the Company’s Corporate Secretary or other representative designated by the Company.

Executive also agrees to promptly disclose to the Company any information, ideas, or inventions made or conceived by him that result from or are suggested by services performed by him for the Company under this Agreement, and to assign to the Company all rights pertaining to such information, ideas, or inventions. Knowledge or information of any kind disclosed by Executive to the Company shall be deemed to have been disclosed without obligation on the part of the Company to hold the same in confidence, and the Company shall have the full right to use and disclose such knowledge and information without compensation to Executive beyond that specifically provided in this Agreement.

3.03.	Non-Competition

During Executive’s employment with the Company and during the Non-Compete Period, Executive shall not engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. This provision shall not apply if, within one year following a Change in Control:

(i)	the Company terminates Executive’s employment with the Company for any reason other than for Cause or Total Disability; or

(ii)	Executive terminates his employment with the Company for CIC-Good Reason.

If Executive ceases to be employed by the Company because of the sale, spin-off, divestiture, or other disposition by the Company of a subsidiary, division, or other divested unit employing Executive, this provision shall continue to apply during the Non-Compete Period, except that Executive’s continued employment for the subsidiary, division, or other divested unit disposed of by the Company shall not be deemed a violation of this provision.

Executive agrees that because of the worldwide nature of the Company’s business, breach of this Agreement by accepting Competitive Employment would irreparably injure the Company and that, therefore, a limited geographic restriction is neither feasible nor appropriate to protect the Company’s interests.

3.04.	Inducement of Employees, Customers and Others

During Executive’s employment with the Company and during the Non-Compete Period, Executive shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, or customer of the Company, or vendor or other parties doing business with the Company, to terminate their employment, agency, or other relationship with the Company or to render services for or transfer business to any Competitor, and Executive shall not initiate discussion with any such person for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity on behalf of the Competitor.

3.05.	No Adverse Actions

During the Non-Compete Period, Executive shall not, without the prior written consent of the Company, in any manner, solicit, request, advise, or assist any other person to (a) undertake any action that would be reasonably likely to, or is intended to, result in a Change in Control, or (b) seek to control in any material manner the Board.

3.06.	Return of Property

Executive shall, upon his Termination Date, return to the Company all property of the Company in his possession, including all notes, reports, sketches, plans, published memoranda, or other documents, whether in hard copy or in electronic form, created, developed, generated, received, or held by Executive during his employment, concerning or related to the Company’s business, whether containing or relating to Proprietary Information or not. Executive shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from the Company’s premises without the Company’s written consent.

3.07.	Mutual Non-disparagement

Executive agrees to refrain from making any statements about the Company or its officers or directors that would disparage, or reflect unfavorably upon the image or reputation of the Company or any such officer or director. The Company agrees to use reasonable efforts to prevent its directors and officers from making any statements about Executive that would disparage, or reflect unfavorably upon the image or reputation of, Executive.

3.08.	Assistance with Claims

Executive agrees that, consistent with Executive’s business and personal affairs, during and after his employment by the Company, he will assist the Company in the defense of any claims or potential claims that may be made or threatened to be made against it in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (“Proceeding”) and will assist the Company in the prosecution of any claims that may be made by the Company in any Proceeding, to the extent that such claims may relate to Executive’s services provided under this Agreement.

Executive agrees, unless precluded by law, to promptly inform the Company if Executive is asked to participate (or otherwise become involved) in any Proceeding involving such claims or potential claims.

Executive also agrees, unless precluded by law, to promptly inform the Company if Executive is asked to assist in any investigation (whether governmental or private) of the Company (or its actions), regardless of whether a lawsuit has then been filed against the Company with respect to such investigation. The Company agrees to reimburse Executive for all of Executive’s reasonable out-of-pocket expenses associated with such assistance, including travel expenses and any attorneys’ fees and shall pay a reasonable per diem fee (equal to 1/250th of his Base Salary rate at his Termination Date) for Executive’s services.

3.09.	Key Man Life Insurance

The Company may, at its discretion, purchase for its own benefit and at its own expense, key man life insurance on the life of Executive. Neither Executive nor Executive’s spouse or dependents shall have any right, title, or interest in or to such insurance or the proceeds thereof. Executive agrees to cooperate with the life insurance company and the Company in the insurance underwriting process, including submitting to a physical examination and other tests necessary to secure coverage, and signing all appropriate applications and written forms as may be required by the insurance company.

4.	Payments On Certain Terminations

4.01.	Payments on Certain Terminations Not in Connection with Change in Control

If, during the Employment Term but not within a CIC Protected Period, (a) the Company terminates Executive’s employment with the Company for any reason other than (x) Cause or (y) Executive’s Total Disability or (b) Executive terminates his employment with the Company for Non-CIC Good Reason, then Executive shall, subject to Section 2.05 and the other applicable provisions of this Section 4, be entitled to the following payments and benefits (the “Non-CIC Benefits”) in lieu of any other payments or benefits available under Section 4.02 below or under any and all Company separation plans or policies:

(i)	The Company will pay Executive his Base Salary, in equal installments in arrears and on the same schedule as paid before his Termination Date, for a period (the “Non-CIC Severance Period”) commencing on the Termination Date and ending on the earlier to occur of (A) the date 18 months after the Termination Date, or (B) the End Date, at the rate in effect on his Termination Date.

(ii)	The Company will pay Executive, at the time and in the amounts set forth immediately below, Executive’s (x) bonus amount earned under the Incentive Plan for that portion of the Termination Performance Period ending on Executive’s Termination Date and (y) the bonus amount under the Incentive Plan for the Non-CIC Severance Period. Such amounts shall be calculated and paid as follows:

(A)	For the Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the Non-CIC Termination Period Incentive Payout.

(B)	For the Post I Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the Capped Incentive Payout for such Performance Period or, alternatively, in the event that the Non-CIC Severance Period ends within such Performance Period, the Capped Incentive Payout for such Performance Period prorated through the month in which the Non-CIC Severance Period ends.

(C)	In the event that the Non-CIC Severance Period ends in the Post II Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, the Capped Incentive Payout for such Performance Period prorated through the month in which the Non-CIC Severance Period ends.

For purposes of Sections 4.01(ii) (B) and (C), in determining whether to count the month in which the Non-CIC Severance Period ends, if the end of the Non-CIC Severance Period falls on a date on or before the 15th of a month, such month shall not be counted but, if the end of the Non-CIC Severance Period falls on a date after the 15th of a month, such month shall be counted.

This Section 4.01(ii) assumes that Performance Periods under the Incentive Plan are 12 months in length. To the extent that Performance Periods are greater or lesser than 12 months, the above payout schedule shall be appropriately adjusted by the Company, either by increasing or decreasing the number of Performance Periods in which severance payouts shall be made, such that (i) the final payment made to Executive under this Section 4.01(ii) shall be made at the time payouts are made for the Performance Period in which the Non-CIC Severance Period ends, and (ii) Executive shall receive no less than nor no greater than the amount, using concepts and formulas consistent with those provided in this Section 4.01(ii), that would have accrued and been payable to Executive under the Incentive Plan for the Non-CIC Severance Period had the Performance Periods remained 12 months in length.

(iii)	During the Non-CIC Severance Period, the Company will provide any employee benefit (including, but not limited to, executive medical, dental and life coverage, qualified or nonqualified retirement benefits, and other benefits generally provided to Senior Officers other than country club membership dues and accrual of vacation) that Executive was receiving or was entitled to receive as of the Termination Date, except that long term-disability and short-term disability benefits shall cease on Executive’s last day worked as an employee of the Company, but if Executive becomes employed full-time during the Non-CIC Severance Period, Executive’s entitlement to continued participation in any medical, dental or other group health plan sponsored by the Company shall immediately cease, except that Executive shall retain any rights to continue coverage under the COBRA continuation provisions of such Company’s group health care plans by paying the applicable premium therefor.

(iv)	During the Non-CIC Severance Period, the Company will pay for outplacement counseling by a firm selected by the Company to continue until the earlier of such time as Executive becomes re-employed or the end of the Non-CIC Severance Period.

(v)	The end of the Non-CIC Severance Period will be treated as Executive’s termination date for purposes of the Company’s stock option and restricted stock programs.

In all events, Executive’s right to receive the Non-CIC Benefits shall cease immediately if Executive is re-employed by the Company or an affiliate of the Company or if Executive breaches the Restrictive Covenants. In all cases, the Company’s rights under Section 5 shall continue.

4.02.	Payments on Certain Terminations in Connection with a Change in Control

If, during the Employment Term and within a CIC Protected Period, (a) the Company terminates Executive’s employment with the Company for any reason other than (x) Cause or (y) Executive’s Total Disability, or (b) Executive terminates his employment with the Company for CIC Good Reason, then Executive shall, subject to Section 2.05 and the other applicable provisions of this Section 4, be entitled to the following payments and benefits (the “CIC Benefits”) in lieu of any other payments or benefits available under Section 4.01 above or under any and all Company separation plans or policies:

(i)	In lieu of any further salary payments to Executive for periods after the Termination Date, the Company will pay Executive an aggregate amount equal to two times Executive’s Base Salary (without regard to any deferred amounts); provided, however, to the extent that Executive terminates his employment because of CIC Good Reason and a reduction in Executive’s Base Salary has occurred which constitutes CIC Good Reason under Section 6.09(ii) of this Agreement, Executive’s Base Salary for the purpose of this Section 4.02(i) shall be Executive’s Base Salary immediately prior to such Base Salary reduction. The payment made pursuant to this Section 4.02(i) shall be paid to Executive in equal installments in arrears and on the same schedule as Executive’s Base Salary was being paid to Executive before the Termination Date for a period (the “CIC Severance Period”) beginning on the Termination Date and ending on the earlier to occur of (A) the date 24 months after the Termination Date or (B) the End Date.

(ii)	In lieu of any payments under, and notwithstanding any provisions of the Incentive Plan, the Company will pay Executive, at the time and in the amounts set forth immediately below, Executive’s (x) bonus amount earned under the Incentive Plan for that portion of the Termination Performance Period ending on Executive’s Termination Date and (y) a bonus amount equal to the amount Executive could have received under the Incentive Plan for the CIC Severance Period. Such amounts shall be calculated and paid as follows:

(A)	For the Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the CIC Termination Period Incentive Payout.

(B)	For the Post I Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to Executive’s Final Targeted Compensation or, alternatively, in the event that the CIC Severance Period ends within such Performance Period, Executive’s Final Targeted Compensation prorated through the month in which the CIC Severance Period ends.

(C)	In the event that the CIC Severance Period ends during the Post II Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, Executive’s Final Targeted Compensation prorated through the month in which the CIC Severance Period ends.

For purposes of Sections 4.02(ii) (B) and (C), in determining whether to count the month in which the CIC Severance Period ends, if the end of the CIC Severance Period falls on a date on or before the 15th of a month, such month shall not be counted but, if the end of the CIC Severance Period falls on a date after the 15th of a month, such month shall be counted.

Notwithstanding the above and for the purpose of determining the payout amounts under Sections 4.02(ii)(B) and (C), to the extent that Executive terminates his employment because of CIC Good Reason and a reduction in Executive’s Targeted Compensation has occurred which constitutes CIC Good Reason under Section 6.09(vi) of this Agreement, Executive’s Final Targeted Compensation for purposes of Sections 4.02(ii)(B) and (C) shall be Executive’s Targeted Compensation immediately prior to such Targeted Compensation reduction.

This Section 4.02(ii) assumes that Performance Periods under the Incentive Plan are 12 months in length. To the extent that Performance Periods are greater or lesser than 12 months, the above payout schedule shall be appropriately adjusted by the Company, either by increasing or decreasing the number of Performance Periods in which severance payouts shall be made, such that (i) the final payment made to Executive under this Section 4.02(ii) shall be made at the time payouts are made for the Performance Period in which the CIC Severance Period ends, and (ii) Executive shall receive no less than nor no greater than the amount, using concepts and formulas consistent with those provided in this Section 4.02(ii), that would have accrued and been payable to Executive under the Incentive Plan for the CIC Severance Period had the Performance Periods remained 12 months in length.

(iii)	During the CIC Severance Period, the Company will, in such manner as is selected by the Company in its sole discretion, provide, arrange to provide, or reimburse Executive for any employee benefit (including, but not limited to, executive medical, dental and life coverage, qualified or nonqualified retirement benefits, and other benefits generally provided to Senior Officers other than country club membership dues and accrual of vacation) that Executive was receiving or was entitled to receive as of the Termination Date, except that long-term disability and short-term disability benefits shall cease on Executive’s last day worked as an employee of the Company, but if Executive becomes employed full-time during the CIC Severance Period, Executive’s entitlement to continued participation in any medical, dental or other group health plan sponsored by the Company shall immediately cease, except that Executive shall retain any rights to continue coverage under the COBRA continuation provisions of the Company’s group health care plans by paying the applicable premium therefor.

(iv)	During the CIC Severance Period, the Company will pay for outplacement counseling by a firm selected by the Company to continue until the earlier of such time as Executive becomes re-employed or the end of the CIC Severance Period.

(v)	The end of the CIC Severance Period will be treated as Executive’s termination date for purposes of the Company’s stock option and restricted stock programs.

In all events, Executive’s right to receive the CIC Benefits shall cease immediately if Executive is re-employed by the Company or an affiliate of the Company or if Executive breaches any of the Restrictive Covenants. In all cases, the Company’s rights under Section 5 shall continue.

4.03.	Other Provisions Regarding Payments and Benefits

(a)	No Mitigation; No Offset

In the event of any termination of employment resulting in payments under this Section 4, Executive need not seek other employment and, except as expressly provided herein, there shall be no offset against amounts due to Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain.

(b)	Settlement and Release

The payments and benefits provided for hereunder shall be in full settlement and satisfaction of all of Executive’s claims and demands relating to or arising out of Executive’s employment with the Company or the termination thereof; provided, however, such settlement and release does not apply to (i) any rights or benefits as set forth in this Agreement and (ii) any rights to indemnification to which Executive is entitled under the Company’s Certificate of Incorporation, Bylaws, Kansas common or statutory law, or any other applicable indemnification agreements entered into between Executive and the Company. The Company’s obligation to provide such payments and benefits is expressly made subject to and conditioned upon (i) Executive’s execution, within forty-five (45) days after the Termination Date, of a release of such claims and demands in such form as the Company may reasonably determine and (ii) Executive’s non-revocation of such release in accordance with the terms thereof.

(c)	Nature of Payments

Any amounts due under this Section 4 are in the nature of severance payments considered to be reasonable by the parties and are not in the nature of a penalty.

(d)	Benefit Plans

If, for any period during which Executive is entitled to continued benefits under this Section 4, the Company reasonably determines that Executive cannot participate in any benefit plan because he is not actively performing services for the Company, then, in lieu of providing benefits under any such plan, the Company shall provide comparable benefits or the cash equivalent of the cost thereof (after taking into account incremental payroll and income tax consequences thereof to Executive and Executive’s dependents as the case may be) to Executive and, if applicable, Executive’s dependents through other arrangements.

(e)	Other Severance Arrangements

Subject to Section 2.05 and except as may be otherwise specifically provided in an amendment of this Section 4.03(e) adopted in accordance with this Agreement, Executive’s rights under Section 4 shall be in lieu of any benefits that may be otherwise payable to or on behalf of Executive pursuant to the terms of the Severance Agreement or any other Company separation plans or policies or any other similar arrangement of the Company providing benefits upon termination of employment.

(f)	Time of Payments

If the amount of any payment provided for in Section 4.01 or 4.02 cannot reasonably be calculated on or before the date on which such payment is due, the Company shall pay to Executive on such date an estimate, as calculated in good faith by the Company, of the minimum amount of such payment and shall pay the remainder of such payments when reasonably calculable.

5.	Enforcement and Equitable Remedies

Executive consents to jurisdiction and venue in the state and federal courts in and for Johnson County, Kansas, for all disputes arising under this Agreement; provided, however, that the Company may seek injunctive relief in any court of competent jurisdiction to enjoin any violation of Sections 3.02 through 3.07 (the “Restrictive Covenants”). Executive acknowledges that the Company would be irreparably injured by a violation of the Restrictive Covenants, and he agrees that the Company, in addition to any other remedies available to it for any breach or threatened breach, shall be entitled to a preliminary or permanent injunction, temporary restraining order, or other equitable relief, restraining Executive from any actual or threatened breach of the Restrictive Covenants. If a bond is required to be posted in order for the Company to secure an injunction or other equitable remedy, the parties agree that the bond need not be more than a nominal sum. THE COMPANY AND EXECUTIVE VOLUNTARILY WAIVE ANY RIGHT TO TRIAL BY JURY AND CONSENT TO A BENCH TRIAL OF ALL DISPUTES ARISING UNDER THIS AGREEMENT.

If Executive materially breaches any of the Restrictive Covenants or if any of those provisions are held to be unenforceable against Executive, Executive shall return any compensation or benefits paid pursuant to Section 4. Moreover, if Executive’s breach occurs within the five-year period beginning on the “Grant Date”, as defined in the Severance Agreement, Executive shall return to the Company the stock received with respect to the Prior Awards, or, if Executive has disposed of such stock, an amount equal to the fair market value thereof on the date of disposition. This remedy is a return of consideration and shall be in addition to any other remedies. During Executive’s employment with the Company, the Committee shall determine whether Executive has materially breached the Restrictive Covenants, and the Committee’s determination shall be final.

6.	Definitions

As used in this Agreement, the following terms shall have the meanings set forth below.

6.01.	Actual Incentive Payout

“Actual Incentive Payout” means, with respect to a Performance Period, the product of (1) the Performance Measure for the Performance Period and (2) Executive’s Targeted Compensation for the Performance Period.

6.02.	Affiliate

“Affiliate” means, with respect to any person, a person, other than a Subsidiary of such person, (i) controlling, controlled by, or under common control with such person and (ii) any other person with whom such person reports consolidated financial information for financial reporting purposes. “Control” for this purpose means direct or indirect possession by one person of voting or management rights of at least 20% with respect to another person.

6.03.	Base Salary

“Base Salary” shall have the meaning as defined in Section 2.01 of this Agreement.

6.04.	Board

“Board” shall mean the Board of Directors of Sprint.

6.05.	Capped Incentive Payout

“Capped Incentive Payout” means, with respect to a Performance Period under the Incentive Plan, the product of (1) the lesser of (a) 100% and (b) the Performance Measure for the Performance Period and (2) Executive’s Targeted Compensation for the Performance Period.

6.06.	Cause

Termination by the Company of Executive’s employment for “Cause” means termination upon

(i)	the willful and continued failure by Executive to substantially perform his duties with the Company (other than any such failure resulting from Executive’s incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Executive by the Company, which demand specifically identifies the manner in which the Company believes that Executive has not substantially performed his duties, or

(ii)	the willful engaging by Executive in conduct that is a violation of the Company’s Principles of Business Conduct (or any successor code of conduct), or

(iii)	the willful act, or failure to act, by Executive that is injurious to the Company, or

(iv)	the willful violation by Executive of any of the Restrictive Covenants.

For purposes of this definition, no act, or failure to act, on Executive’s part shall be deemed “willful” (x) unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive’s action or omission was in the best interest of the Company, or (y) unless done, or omitted to be done, by Executive with reckless disregard for Executive’s duties. Failure to meet performance expectations, unless willful, continuing, and substantial, shall not be considered “Cause.”

6.07.	Change in Control

“Change in Control” means the occurrence of any of the following events:

(i)	the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder, including, without limitation, Rule 13d-5(b)) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of Sprint that represent 30% or more of the combined voting power of Sprint’s then outstanding voting securities, other than

(A)	an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint or by any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint, or

(B)	an acquisition of voting securities by Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of the stock of Sprint, or

(C)	an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);

(ii)	a change in the composition of the Board that causes less than a majority of the directors of Sprint to be directors that meet one or more of the following descriptions:

(A)	a director who has been a director of Sprint for a continuous period of at least 24 months, or

(B)	a director whose election or nomination as director was approved by a vote of at least two-thirds of the then directors described in clauses (ii)(A), (B), or (C) by prior nomination or election, but excluding, for the purpose of this subclause (B), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or (z) tender offer, merger, sale of substantially all of Sprint’s assets, consolidation, reorganization, or business combination that would be a Change in Control under clause (iii) on consummation thereof, or

(C)	who were serving on the Board as a result of the consummation of a transaction described in clause (iii) that would not be a Change in Control under clause (iii);

(iii)	the consummation by Sprint (whether directly involving Sprint or indirectly involving Sprint through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of Sprint’s assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction

(A)	that results in Sprint’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of Sprint or the person that, as a result of the transaction, controls, directly or indirectly, Sprint or owns, directly or indirectly, all or substantially all of Sprint’s assets or otherwise succeeds to the business of Sprint (Sprint or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)	after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board’s approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time), and

(C)	after which no person or group beneficially owns voting securities representing 30% or more of the combined voting power of the Successor Entity; provided, however, no person or group shall be treated for purposes of this clause (C) as beneficially owning 30% or more of combined voting power of the Successor Entity solely as a result of the voting power held in Sprint prior to the consummation of the transaction; or

(iv)	a liquidation or dissolution of Sprint.

For purposes of clarification, (x) a change in the voting power of Sprint voting securities based on the relative trading values of Sprint’s then outstanding securities as determined pursuant to Sprint’s Articles of Incorporation, or (y) an acquisition of Sprint securities by Sprint that, in either case, by itself (or in combination only with the other event listed in this sentence) causes the Sprint voting securities beneficially owned by a person or group to represent 30% or more of the combined voting power of Sprint’s then outstanding voting securities, is not to be treated as an “acquisition” by any person or group for purposes of clause (i) above. For purposes of clause (i) above, Sprint makes the calculation of voting power as if the date of the acquisition were a record date for a vote of Sprint’s shareholders, and for purposes of clause (iii) above, Sprint makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of Sprint’s shareholders.

6.08.	CIC Benefits

“CIC Benefits” shall have the meaning as defined in Section 4.02 of this Agreement.

6.09.	CIC Good Reason

“CIC Good Reason” means the occurrence, within a CIC Protected Period, of any one or more of the following events or circumstances without Executive’s prior written consent unless one or more of the events or circumstances are corrected, in all material respects, in accordance with Section 1.04(c) of this Agreement:

(i)	a substantial adverse alteration in the nature or status of Executive’s duties from those in effect immediately before the Change in Control, any reduction in job grade or any substantial adverse alteration of Executive’s title from that in effect immediately before the Change in Control;

(ii)	a reduction by the Company in Executive’s Base Salary as in effect on the Effective Date or as the same may be increased from time to time, except for across-the-board salary reductions similarly affecting all officers of the Company and all officers of any person in control of the Company;

(iii)	the failure by the Company, without Executive’s consent, to pay to Executive any portion of Executive’s current compensation within seven days of the date it is due, except pursuant to an across-the-board compensation deferral similarly affecting all officers of the Company and all officers of any person in control of the Company;

(iv)	(A) the relocation of the Company’s principal executive offices to a location outside the metropolitan area in which such offices are located immediately before the Change in Control; or (B) the Company’s requiring Executive to be based anywhere other than the Company’s principal executive offices except for required travel on the Company’s business to an extent substantially consistent with Executive’s present business travel obligations; or (C) the Company’s requiring Executive to travel to an extent substantially inconsistent with Executive’s business travel obligations as in effect immediately before the Change in Control;

(v)	a substantial and involuntary adverse alteration in the physical conditions under or in which Executive is expected to perform Executive’s duties, other than an alteration similarly affecting all officers of the Company and all officers of any person in control of the Company;

(vi)	the Company’s failure to continue in effect any compensation plan in which Executive participated immediately before the Change in Control and that is material to Executive’s total compensation, including but not limited to the Incentive Plan or any substitute plans adopted before the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the Company’s failure to continue Executive’s participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of Executive’s participation relative to other Senior Officers, as existed at the time of the Change in Control;

(vii)	the Company’s failure to continue to provide Executive with benefits substantially similar in the aggregate to those he enjoyed under any of the Company’s benefit plans in which Executive was participating at the time of the Change in Control; the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive Executive of any material fringe benefit enjoyed by Executive at the time of the Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive is entitled on the basis of years of service with the Company in accordance with the Company’s normal vacation policy in effect at the time of the Change in Control; unless, in any of the foregoing events, an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such benefits;

(viii)	the Company’s failure to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 7 hereof; or

(ix)	the Company’s attempt to terminate Executive’s employment without complying with the procedures set forth in Section 1.04; any such attempt shall not be effective.

6.10.	CIC Protected Period

“CIC Protected Period” means a period commencing on the date of a Change in Control and ending on the earlier to occur of (A) the two year anniversary of the date of the Change in Control or (B) the day before the End Date.

6.11.	CIC Severance Period

“CIC Severance Period” shall have the meaning as defined in Section 4.02(i) of this Agreement.

6.12.	CIC Termination Period Incentive Payout

“CIC Termination Period Incentive Payout” means an amount equal to the weighted average of (1) the Actual Incentive Payout for the Termination Performance Period and (2) Executive’s Targeted Compensation for the Termination Performance Period. The weights in the weighted average will be, for the amount in clause (1), the number of months in the Performance Period occurring before the Termination Date, and, for clause (2), the number of months in the Performance Period occurring after the Termination Date and before the end of the CIC Severance Period, in each case divided by the number of months in the Performance Period. In determining the number of months, the Termination Date will be rounded to the nearest month, rounding to the beginning of the month if the Termination Date falls on or before the 15th of the month and to the beginning of the following month if the Termination Date falls after the 15th of the month.

6.13.	Committee

“Committee” means the Compensation Committee of the Board or any successor committee primarily responsible for executive compensation.

6.14.	Competitive Employment

“Competitive Employment” means the performance of duties or responsibilities, or the supervision of individuals performing such duties or responsibilities, for a Competitor

(i) (A)	that are of a similar nature or employ similar professional or technical skills (for example, executive, managerial, marketing, engineering, legal, etc.) to those employed by Executive in his performance of services for the Company at any time during the two years before the Termination Date, and

(B)	that relate to products or services that are competitive with any of the Company’s products or services with respect to which Executive performed services for the Company at any time during the two years before the Termination Date,

or

(ii)	in the performance of which, Proprietary Information to which Executive had access at any time during the two-year period before the Termination Date could be of substantial economic value to the Competitor.

6.15.	Competitor

Because of the highly competitive, evolving nature of the Company’s industry, the identities of companies in competition with the Company are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement.

“Competitor” means any one or more of the following

(i)	any person doing business in the United States or any of its Divisions employing Executive if the person or its Division receives at least 15% of its gross operating revenues from providing communications services of any type (for example, voice, data, including Internet, and video), employing any transmission medium (for example, wireline, wireless, or any other technology), over any distance (for example, local, long-distance, and distance insensitive services), using any protocol (for example, circuit-switched, or packet-based, such as Internet Protocol), or services or capabilities ancillary to such communications services (for example, network security services);

(ii)	any person doing business in the United States or any of its Divisions employing Executive if the person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company receives at least 3% of its gross operating revenues;

(iii)	any person doing business in the United States, or any of its Divisions employing Executive, operating for less than 5 years a line of business from which the Company derives at least 3% of its gross operating revenues, notwithstanding such person’s or Division’s lack of substantial revenues in such line of business; or

(iv)	any person doing business in the United States, or any of its Divisions employing Executive, if the person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company has operated for less than 5 years, notwithstanding the Company’s lack of substantial revenues in such line of business.

For purposes of the foregoing, gross operating revenues of the Company and such other person shall be those of the Company or such person, together with their Consolidated Affiliates, but those of any Division employing or proposing to employ Executive shall be on a stand-alone basis, all measured by the most recent available financial information of both the Company and such other person or Division at the time Executive accepts, or proposes to accept, employment with or to otherwise perform services for such person. If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on Executive to demonstrate that such person is not a Competitor.

6.16.	Consolidated Affiliate

“Consolidated Affiliate” means, with respect to any person, all Affiliates and Subsidiaries of such person, if any, with whom the financial statements of such person are required, under generally accepted accounting principles, to be reported on a consolidated basis.

6.17.	Division

“Division” means any distinct group or unit organized as a segment or portion of a person that is devoted to the production, provision, or management of a common product or service or group of related products or services, regardless of whether the group is organized as a legally distinct entity.

6.18.	Employment Term

“Employment Term” shall have the meaning as defined in Section 1.03 of this Agreement.

6.19.	End Date

“End Date” shall have the meaning as defined in Section 1.03 of this Agreement.

6.20.	Final Targeted Compensation

“Final Targeted Compensation” means the Targeted Compensation of Executive for the Termination Performance Period.

6.21.	FON Common Stock

“FON Common Stock” means Sprint’s FON Common Stock, Series 1, $2.00 par value per share.

6.22.	Incentive Plan

“Incentive Plan” means the Company’s Management Incentive Plan, together with other incentive compensation plans specifically approved for this purpose by the Committee.

6.23.	Non-CIC Benefits

“Non-CIC Benefits” shall have the meaning as defined in Section 4.01 of this Agreement.

6.24.	Non-CIC Good Reason

“Non-CIC Good Reason” means the occurrence of any one or more of the following events or circumstances without Executive’s prior written consent unless one or more of the events or circumstances are corrected, in all material respects, in accordance with Section 1.04(d) of this Agreement:

(i)	unless the Company first offers to Executive a position having an equal or greater grade rating, reassignment of Executive from his then current position with the Company to a position having a lower grade rating, in each case under the Company’s methodology of rating employment positions for its employees generally;

(ii)	a reduction within any 24-month period (other than an across-the-board reduction similarly affecting all Senior Officers) of Executive’s Targeted Total Compensation to an amount that is less than 90% of Executive’s highest Targeted Total Compensation during the 24-month period; or

(iii)	the Company’s requiring that Executive be based anywhere other than the Kansas City metropolitan area.

6.25.	Non-CIC Severance Period

“Non-CIC Severance Period” shall have the meaning as defined in Section 4.01(i) of this Agreement.

6.26.	Non-CIC Termination Period Incentive Payout

“Non-CIC Termination Period Incentive Payout” means an amount equal to the weighted average of (1) the Actual Incentive Payout for the Termination Performance Period and (2) the Capped Incentive Payout for the Termination Performance Period. The weights in the weighted average will be for the amount in clause (1), the number of months in the Performance Period occurring before the Termination Date, and, for clause (2), the number of months in the Performance Period occurring after the Termination Date and before the end of the Non-CIC Severance Period, in each case divided by the number of months in the Performance Period. In determining the number of months, the Termination Date will be rounded to the nearest month, rounding to the beginning of the month if the Termination Date falls on or before the 15th of the month and to the beginning of the following month if the Termination Date falls after the 15th of the month.

6.27.	Non-Compete Period

“Non-Compete Period” means the 18-month period beginning on the Termination Date. If Executive breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be extended for an additional period equal to the period the breach or violation continues.

6.28.	PCS Common Stock

“PCS Common Stock” means Sprint’s PCS Common Stock, Series 1, $1.00 par value per share.

6.29.	Performance Measure

“Performance Measure” means, with respect to any Performance Period, a measure, expressed as a percentage, of the extent to which the performance goals were achieved, as determined by the Committee, during the Performance Period.

6.30.	Performance Period

“Performance Period” means a period of time under the Incentive Plan for which the Committee establishes performance goals for the Company’s business units and authorizes payment of incentive compensation based on a measure of the extent to which those goals were achieved during the period.

6.31.	Prior Awards

“Prior Awards” shall have the meaning as defined in the fifth Recital to this Agreement.

6.32.	Post I Termination Performance Period

“Post I Termination Performance Period” means the Performance Period immediately following the Termination Performance Period.

6.33.	Post II Termination Performance Period

“Post II Termination Performance Period” means the Performance Period immediately following the Post I Termination Performance Period.

6.34.	Proceeding

“Proceeding” shall have the meaning as defined in Section 3.08 of this Agreement.

6.35.	Proprietary Information

“Proprietary Information” means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, or process) and other confidential and proprietary information concerning the products, processes, or services of the Company or the Company’s affiliates, including but not limited to: computer programs, unpatented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, organizational, or research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of the Company, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers, acquisitions or other transactions which information: (i) has not been made known generally to the public, and (ii) is useful or of value to the current or anticipated business, or research or development activities of the Company or of any customer or supplier of the Company, or (iii) has been identified to Executive as confidential by the Company, either orally or in writing.

6.36.	Restrictive Covenants

“Restrictive Covenants” means those covenants applicable to Executive set forth in Section 3.02 through 3.07 of this Agreement.

6.37.	Senior Officer

“Senior Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (or any successor statute or statutes thereto), and the rules and regulations promulgated thereunder.

6.38.	Severance Agreement

“Severance Agreement” shall have the meaning as defined in the fourth recital to this Agreement.

6.39.	Subsidiary

“Subsidiary” means, with respect to any person (the “Controlling Person”), all other persons (the “Controlled Persons”) in whom the Controlling Person, alone or in combination with one or more of its Subsidiaries, owns or controls more than 50% of the management or voting rights, together with all Subsidiaries of such Controlled Persons.

6.40.	Targeted Compensation

“Targeted Compensation” means the amount established by the Committee that would be the payout under the Incentive Plan, if the Performance Measure for the Performance Period were 100%.

6.41.	Targeted Total Compensation

“Targeted Total Compensation” means, as of any time, the sum of Executive’s (1) Base Salary, (2) Targeted Compensation, and (3) targeted value of his annual stock option award, annual restricted stock or restricted stock unit award (ignoring the value of the options, restricted stock or restricted stock units granted before the Effective Date) as adopted by the Committee.

6.42.	Termination Date

“Termination Date” means (i) in the case of a termination of Executive’s employment by reason of Executive’s death, Executive’s date of death, (ii) in the case of a termination of Executive’s employment by reason of a Non-CIC Good Reason, the date which is thirty (30) days after the notice of termination is given, and (iii) in all other cases, the date of any notice of termination or the date, if any, on which the notice declares itself to be effective (but in no event later than the 60th day after the date on which such notice is given).

6.43.	Termination Performance Period

“Termination Performance Period” means the Performance Period in which Executive’s Termination Date occurs.

6.44.	Total Disability

“Total Disability” shall have the same meaning as in Sprint’s Long-Term Disability Plan, as amended from time to time or any successor plan.

7.	Assignability, Binding Nature

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (in the case of Executive), and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that they may be assigned or transferred to any subsidiary of Sprint or pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, but only if the assignee or transferee becomes the successor to all or substantially all of the assets of the Company and assumes the liabilities, obligations, and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it will take whatever action it legally can in order to cause the assignee or transferee to expressly assume the liabilities, obligations, and duties of the Company hereunder.

No rights or obligations of Executive under this Agreement may be assigned or transferred by Executive other than his rights to compensation and benefits, which may be transferred only in connection with Executive’s estate planning objectives or by will or operation of law. If Executive should die or become disabled while any amount is owed but unpaid to Executive hereunder, all such amounts, unless otherwise provided herein, shall be paid to Executive’s legal guardian or to his devisee, legatee or other designee, as the case may be, or if there is no such designee, to Executive’s estate.

8.	Amendment

This Agreement may be amended, modified, or canceled only by mutual agreement of the parties in writing.

9.	Applicable Law

The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Kansas, without regard to the conflict of law provisions of any state.

10.	Tax Withholding

All payments made pursuant to this Agreement shall be subject to applicable federal, state and local income and other withholding taxes, and to other applicable withholdings or deductions elected by Executive or otherwise required by law or judicial process.

11.	Severability

The parties intend the various provisions of this Agreement to be severable and to constitute independent and distinct binding obligations. If any provision of this Agreement is determined to be invalid, illegal, or incapable of being enforced, in whole or in part, it shall not affect or impair the validity of any other provision or part of this Agreement, and the provision or part shall be deemed modified to the minimum extent required to permit enforcement. Upon such a determination that any term or other provision is invalid, illegal, or incapable of being enforced, the court or arbitrator, as applicable, shall have the authority to so modify the provision or term. If the provision or term is not modified by the court or arbitrator, the parties must negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions of this Agreement are preserved to the greatest extent possible.

12.	Waiver of Breach

No waiver by any party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by the other party of any similar or dissimilar provisions and conditions at the same or any prior or subsequent time. The failure of either party to take any action by reason of such breach will not deprive the party of the right to take action at any time while the breach continues.

13.	Notices

Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or prepaid overnight courier to the parties at the addresses set forth below or at such other addresses as shall be specified by the parties by like notice:

If to Executive:	If to the Company:

Howard E. Janzen 6200 Sprint Parkway KSOPHF0410-4A603 Overland Park, Kansas 66251-6117	Sprint Corporation Attn: Corporate Secretary 6200 Sprint Parkway Overland Park, KS 66251 with copy to: Sprint Corporation Attn: General Counsel 6200 Sprint Parkway Overland Park, KS 66251

or to the latest address furnished by Executive to the Company for purposes of general communications.

Each party, by written notice furnished to the other party, may modify the applicable delivery address, but any notice of change of address shall be effective only upon receipt. Such notices, demands, claims and other communications shall be deemed given in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail, but in no event will any such communications be deemed to be given later than the date they are actually received.

14.	Survivorship

Upon the expiration or other termination of this Agreement, the respective rights and obligations of the parties shall survive the expiration or other termination to the extent necessary to carry out the intentions of the parties under this Agreement. In particular, without limiting the generality of the preceding sentence, any obligation of the Company to make payments or provide services under Section 4 shall continue beyond the end of the Employment Term and the obligations and covenants of Executive set forth in Section 3, and the rights and remedies of the Company with respect thereto, shall continue beyond the Employment Term to the extent contemplated therein.

15.	Entire Agreement

Except as otherwise noted herein, this Agreement constitutes the entire agreement between the parties concerning the subject matter specifically addressed herein and, except for the terms and provisions of any other employee benefit or other compensation plans (or any agreements or awards thereunder) referred to herein or contemplated hereby, this Agreement supersedes

(i)	all prior and contemporaneous oral agreements, if any, between the parties relating to the subject matter specifically addressed herein; and

(ii)	subject to Section 2.05, the Severance Agreement.

16.	Headings

The headings in this Agreement are for convenience of reference only and will not affect the construction of any of its provisions.

17.	Counterparts

This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

[The remainder of this page has intentionally been left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth above.

SPRINT CORPORATION

By:	/s/ Claudia S. Toussaint
Claudia S. Toussaint, Vice President Law - Corporate Governance and Corporate Secretary

SPRINT/UNITED MANAGEMENT COMPANY

By:	/s/ James G. Kissinger
James G. Kissinger, Senior Vice President—Human Resources

/s/ Howard E. Janzen
Howard E. Janzen, “Executive”

Exhibit A

Boards of Directors of For-Profit Businesses

Axiowave Networks, Inc.

Car Wash Acquisition Corp (aka Spot Not) and related entities

Employment Agreement

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is dated as of December 3, 2003 (the “Effective Date”), by and among SPRINT CORPORATION, a Kansas corporation (“Sprint”), SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint (“SUMC”) (Sprint, SUMC and the subsidiaries of Sprint are collectively referred to herein as the “Company”), and JAMES G. KISSINGER (“Executive”).

Recitals

1.	Because the Company is mindful of Executive’s substantial contributions to the Company and of his attractiveness in the competitive marketplace, both within and outside of the telecommunications industry, it desires to insure his continued employment with the Company, it desires to encourage him to maintain and increase his ownership of Company stock, and it desires to provide him appropriate compensation arrangements that continue to motivate him to focus on and increase shareholder value.

2.	Executive has been, and now is, serving as Senior Vice President—Human Resources.

3.	The Company desires to secure the continued long-term employment of Executive.

4.	Certain capitalized terms used herein are defined parenthetically throughout this Agreement or defined in Section 7 of this Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration is mutually acknowledged by the parties, the parties hereby agree as follows:

1.	Employment and Termination

1.01.	Conditions of Employment

Subject to the terms of this Agreement, the Company hereby agrees to employ Executive as Senior Vice President—Human Resources, with such authority, power, responsibilities, and duties customarily exercised by a person holding such position in a company of the size and nature of the Company.

1.02.	Performance of Duties

Executive shall, during his employment with the Company, owe an undivided duty of loyalty to the Company and agrees to use his best efforts to promote and develop the business of the Company. Executive agrees that, during his employment with the Company, he must devote his full business time, energies, and talents to serving as a senior executive officer of the Company and that he shall perform his duties faithfully and efficiently subject to the directions of the Board.

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Notwithstanding the foregoing, Executive may, subject in all cases to the Company’s Principles of Business Conduct (or any successor code of conduct) (i) serve as a director, trustee, or officer or otherwise participate in not-for-profit educational, welfare, social, religious, and civic organizations; (ii) serve as a director of any for-profit business listed on Exhibit A hereto or, with prior consent as required pursuant to the Principles of Business Conduct (or any successor code of conduct), serve as a director of any for-profit business that is not a Competitor; and (iii) acquire passive investment interests in one or more entities, to the extent that the other activities do not inhibit or interfere with the performance of Executive’s duties under this Agreement, or to the knowledge of Executive conflict in any material way with the business or policies of the Company.

1.03.	Term of Employment

The term of Executive’s employment under this Agreement (the “Employment Term”) begins on the Effective Date and ends on Executive’s 65th birthday (the “End Date”). This Agreement sets forth certain terms of Executive’s employment during the Employment Term, the consequences of any termination of employment during the Employment Term, and the terms of certain restrictive covenants by Executive during and after the Employment Term. The Company and Executive agree that the employment relationship is at will, and either party may terminate the employment relationship for any reason in accordance with the procedures and with the consequences set forth in this Agreement.

1.04.	Procedures for Termination

(a)	General Procedures

Except as set forth below, any purported termination of this Agreement or of Executive’s employment by the Company or by Executive during the Employment Term, other than by Executive’s death, shall be communicated by a written notice of termination to the other party hereto delivered in accordance with Section 14 below indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated. Any such termination will be effective on the Termination Date.

(b)	Cause Termination

The Company may not terminate Executive’s employment for Cause during the Employment Term until it delivers to Executive a written notice stating that Executive is guilty of conduct constituting Cause by reference to one or more clauses of Section 7.06 and specifying the particulars thereof in reasonable detail.

(c)	Good Reason Termination

Executive may terminate his employment for Good Reason at any time during the Employment Term following written notice and an opportunity for the Company to cure. In order to effect a termination for Good Reason, Executive must deliver a written notice to the Company within 60 days following the event or circumstance giving rise to Executive’s claim of Good Reason. The notice must set forth the specific event or

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circumstance giving rise to Good Reason by reference to one or more clauses of the definition of Good Reason set forth in Section 7.17 of this Agreement. If, within 30 days following notice from Executive, the Company corrects, in all material respects, the events or circumstances giving rise to Executive’s claim for Good Reason, Executive shall not be entitled to terminate his employment for Good Reason by reason of such event or circumstance.

(d)	Payment of Compensation Earned Through Termination Date

Upon a termination of Executive’s employment hereunder for any reason, Executive or, in the event of his death, Executive’s estate, in addition to any other payments or benefits to which Executive may be entitled hereunder, is entitled to

(i)	Executive’s Base Salary prorated through the Termination Date,

(ii)	any payment under the Incentive Plan for Performance Periods ending before the Termination Date, unless eliminated or reduced, and then only to the extent that such payments are eliminated or reduced, for all Similarly Situated Executives, and

(iii)	any vacation pay for vacation accrued by Executive in the calendar year of termination but not taken at the Termination Date.

Except as otherwise provided herein, the Company must pay any other employee benefits to which Executive is entitled by reason of his employment to Executive or his estate at the time or times required by the terms of the applicable Company plan or policy.

(e)	Effect of Termination on Other Positions

If, on the Termination Date, Executive (i) is a member of the Board or any board of directors of one of Sprint’s subsidiaries, (ii) serves on the board of directors of any other corporation by nomination, appointment, or designation by Sprint or any of its subsidiaries, or (iii) holds any other position with Sprint or any of its subsidiaries, Executive shall, unless otherwise agreed to by the Company, be deemed to have resigned from all such positions as of the Termination Date. Executive agrees to execute such documents and take such other actions as the Company may request to reflect such resignations.

(f)	Condition to Certain Payments

Payments under Section 5 are conditioned on Executive’s compliance with the requirements of Section 5.02(b).

(g)	Exit Interview

At the Company’s request, Executive shall participate in an exit interview prior to Executive’s last day worked as an employee of the Company to provide for the orderly transition of his duties, to arrange for the return of the Company’s property, to discuss his intended new employment, and to discuss and complete such other matters as may be necessary to ensure full compliance with this Agreement.

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2.	Compensation

Subject to the terms of this Agreement, during the Employment Term, while Executive is employed by the Company, the Company will compensate him for his services as follows:

2.01.	Base Salary

Executive shall receive an annual base salary in an amount not less than his annual salary on the Effective Date, payable in monthly or more frequent installments in accordance with the Company’s payroll policies and practices (such annual base salary as adjusted pursuant to this Section 2.01 shall hereinafter be referred to as the “Base Salary”). Executive’s Base Salary shall be reviewed, and may be increased but not decreased below the rate in effect on the Effective Date (other than across-the-board reductions similarly affecting all Similarly Situated Executives), by the Board in a manner that is fair and pursuant to its normal performance review policies for Similarly Situated Executives.

2.02.	Incentive Payments

Executive will continue to participate in the Incentive Plan, subject to its terms and conditions as they may from time to time be established, amended, interpreted, or terminated in accordance with the Company’s plans or policies governing such benefits to Similarly Situated Executives generally. Executive’s Targeted Compensation under the Incentive Plan shall be reviewed, and may be increased but not decreased below his Targeted Compensation in effect in 2003 (other than across-the-board reductions similarly affecting all Similarly Situated Executives), by the Board in a manner that is fair and pursuant to its normal performance review policies for Similarly Situated Executives.

2.03.	Employee Benefits

The Company will provide Executive with the employee benefits (including, without limitation, life, disability, medical and dental insurance coverage, participation in the Company’s Executive Deferred Compensation Plan, Savings Plan, and the Pension Plan, and other benefits generally provided to Similarly Situated Executives) that are no less favorable in the aggregate to Executive than those provided to him as of the Effective Date, subject to amendment, modification, interpretation by the Company, or termination in accordance with the Company’s plans or policies governing such benefits to Similarly Situated Executives generally.

2.04.	Expense Reimbursement

The Company will reimburse Executive for reasonable out-of-pocket expenses incurred and accounted for in accordance with the policies and procedures of the Company for Similarly Situated Executives generally, as they may from time to time be established, interpreted, amended, or terminated.

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3.	Alternative Stock-Based Awards.

As partial consideration for Executive’s agreement to the terms hereunder, Executive shall be granted one of the two Stock-Based Awards, at the election of Executive, on the terms set forth in this Section 3. Executive must indicate which one of the two forms of Stock-Based Awards he elects to receive by checking the corresponding box above his signature line at the end of this Agreement. If Executive signs this Agreement but checks neither box or both boxes, Executive shall be deemed to have elected to receive restricted stock.

3.01.	Alternative Award of Restricted Stock.

If Executive elects or is deemed to have elected to receive Restricted Stock, this Section 3.01 shall be considered a part of this Agreement; otherwise, this Section 3.01 shall not be considered a part of this Agreement.

Sprint hereby grants to Executive, under Sprint’s 1990 Restricted Stock Plan, (the “Restricted Stock Plan”), an award of (a) twelve thousand (12,000) shares of restricted stock of Sprint’s FON Common Stock, and (b) twelve thousand (12,000) shares of restricted stock of Sprint’s PCS Common Stock, under the Restricted Stock Plan, the terms of which, to the extent not in conflict with this Agreement, are hereby incorporated into this Agreement by reference. Notwithstanding the terms of the Restricted Stock Plan, the definition of Change in Control set forth in this Agreement shall apply for all purposes.

(a)	Lapse of Restrictions.

Executive may not sell, transfer, assign, pledge, or otherwise encumber or dispose of shares of restricted stock or use those shares in payment of the exercise price of stock options until the restrictions on such shares lapse. Restrictions on the shares covered by this award shall lapse on the third anniversary date of the Effective Date at which time Executive will become 100% vested in such shares.

(b)	Rights as Stockholder and Issuance of Shares.

Except as set forth in the Restricted Stock Plan, Executive shall have all rights of a stockholder with respect to the shares of restricted stock, including the right to vote the shares of stock and the right to dividends on the shares. The shares of restricted stock shall be registered in the name of Executive and held in book entry form with the Company’s transfer agent. Unless otherwise instructed by the Company, the Company’s transfer agent will be prohibited from transferring such stock until such time as all applicable restrictions on the shares lapse. As soon as practicable after the restrictions lapse on the shares of restricted stock, the Company shall either cause the certificate evidencing unrestricted shares of common stock to be issued to Executive or authorize the transfer of the unrestricted shares in electronic form.

3.02.	Alternative Award of Stock Options.

If Executive elects to receive Stock Options, this Section 3.02 shall be considered a part of this Agreement; otherwise, this Section 3.02 shall not be considered a part of this Agreement.

Sprint hereby grants to Executive, under Sprint’s 1990 Stock Option Plan (the “Option

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Plan”), (a) an option to purchase twenty two thousand (22,000) shares of Sprint’s FON Stock, and (b) an option to purchase twenty two thousand (22,000) shares of Sprint’s PCS Common Stock, both at a strike price equal to the Fair Market Value of one share of the respective stock on the Effective Date. The options shall become exercisable, with respect to 25% of the total shares granted above, on each of the first four anniversaries of the Effective Date. The options shall expire on the 10th anniversary of the Effective Date. The terms of the Option Plan, to the extent not in conflict with the terms of this Agreement, are hereby incorporated into this Agreement by reference. Notwithstanding the terms of the Option Plan, the definition of Change in Control set forth in this Agreement shall apply for all purposes.

3.03.	Provisions Applicable to Stock-Based Award.

(a)	Acceleration of Stock-Based Awards.

(1)	Conditions to Acceleration

The restrictions on all shares of restricted stock granted under this Agreement shall lapse or the stock options granted under this Agreement shall become fully exercisable, as the case may be, if, on or after the first anniversary of the Effective Date, Executive is not in breach of this Agreement and (x) there is a Change in Control or (y) one of the three following events occurs:

(i)	The Company terminates Executive’s employment with the Company for any reason other than for Cause or Executive’s Total Disability;

(ii)	Executive terminates his employment with the Company for Good Reason; or

(iii)	Executive ceases to be employed by the Company because of a sale, merger, divestiture, or other transaction entered into by the Company that does not constitute a Change in Control.

Such lapsing or acceleration shall occur on the earlier of (A) a Change in Control or (B) if Executive ceases to be employed by the Company due to the occurrence of an event described above in Sections 3.03(a)(1)(i), (ii), or (iii), the last day of the Severance Period. Notwithstanding the foregoing, in no event shall this Section 3.03(a) apply to any award other than the Stock-Based Award granted under this Agreement.

(2)	No Acceleration on Transfer of Employment to Affiliates

In no event shall the restrictions lapse on restricted stock or the exercisability of the stock options be accelerated as provided for in Section 3.03(a)(1) upon Executive’s ceasing employment with the Company to commence employment with an Affiliate of the Company.

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(3)	Section 280G Limits On Acceleration

Notwithstanding anything in this agreement to the contrary, if the acceleration of the vesting or the exercisability of a Stock-Based Award pursuant to this Section 3.03(a), together with all other payments and benefits contingent on a change in control within the meaning of Internal Revenue Code Section 280G or any successor provision (“280G”), results in any portion of such payments or benefits to Executive not being deductible by the Company or its successor as a result of the application of 280G, the application of Section 3.03(a)(1)’s acceleration shall be restricted until the entire amount of the payments and benefits is deductible. Such restriction shall be effected by excluding grants of options (or portions thereof) or shares of restricted stock from Section 3.03(a)(1)’s application in the order elected by Executive.

(b)	Forfeiture of Stock-Based Award on Transfer to Affiliates and on Termination of Employment in Certain Circumstances.

Executive shall not be entitled to sell or continue to own any unvested shares of restricted stock granted hereunder or exercise or continue to hold any unexercisable portion of the stock options granted hereunder, as the case may be, if before such restricted shares vest or before such stock options become fully exercisable

(1)	Executive ceases employment with the Company and begins employment with an Affiliate of the Company,

(2)	The Company terminates Executive’s employment with the Company for Cause or by reason of Executive’s Total Disability, or

(3)	Executive terminates his employment with the Company for any reason other than Good Reason.

(c)	Tax Withholding.

Prior to the payment of any amount or delivery of any shares of stock pursuant to a Stock-Based Award, the Company shall have the power and the right to deduct or withhold, or require Executive to remit to the Company, an amount sufficient to satisfy any federal, state or local tax withholding obligation attributable to such amount payable or shares issuable under this Agreement.

4.	Executive Covenants

4.01.	Principles of Business Conduct

Executive shall adhere in all respects to the Company’s Principles of Business Conduct (or any successor code of conduct) as they may from time to time be established, interpreted, amended, or terminated.

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4.02.	Proprietary Information

Executive acknowledges that during the course of his employment he has learned or will learn or develop Proprietary Information. Executive further acknowledges that unauthorized disclosure or use of such Proprietary Information, other than in discharge of Executive’s duties, will cause the Company irreparable harm. Except in the course of his employment with the Company under this Agreement, in the pursuit of the business of the Company, or as otherwise required in employment with the Company, Executive shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate, or use on his behalf or another’s behalf, any Proprietary Information. If during or after his employment Executive has any questions about whether particular information is Proprietary Information he shall consult with the Company’s Corporate Secretary or other representative designated by the Company.

Executive also agrees to promptly disclose to the Company any information, ideas, or inventions made or conceived by him that result from or are suggested by services performed by him for the Company under this Agreement, and to assign to the Company all rights pertaining to such information, ideas, or inventions. Knowledge or information of any kind disclosed by Executive to the Company shall be deemed to have been disclosed without obligation on the part of the Company to hold the same in confidence, and the Company shall have the full right to use and disclose such knowledge and information without compensation to Executive beyond that specifically provided in this Agreement.

4.03.	Non-Competition

During Executive’s employment with the Company and during the Non-Compete Period, Executive shall not engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise.

If Executive ceases to be employed by the Company because of the sale, spin-off, divestiture, or other disposition by the Company of a subsidiary, division, or other divested unit employing Executive, this provision shall continue to apply during the Non-Compete Period, except that Executive’s continued employment for the subsidiary, division, or other divested unit disposed of by the Company shall not be deemed a violation of this provision.

Executive agrees that because of the worldwide nature of the Company’s business, breach of this Agreement by accepting Competitive Employment would irreparably injure the Company and that, therefore, a limited geographic restriction is neither feasible nor appropriate to protect the Company’s interests.

4.04.	Inducement of Employees, Customers and Others

During Executive’s employment with the Company and during the Non-Compete Period, Executive shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, or customer of the Company, or vendor or other parties doing business with the Company, to terminate their employment, agency, or other relationship with the Company or to render services for or transfer business to any Competitor, and Executive shall not initiate discussion with any such person for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity on behalf of the Competitor.

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4.05.	No Adverse Actions

During the Non-Compete Period, Executive shall not, without the prior written consent of the Company, in any manner, solicit, request, advise, or assist any other person to (a) undertake any action that would be reasonably likely to, or is intended to, result in a Change in Control, or (b) seek to control in any material manner the Board.

4.06.	Return of Property

Executive shall, upon his Termination Date, return to the Company all property of the Company in his possession, including all notes, reports, sketches, plans, published memoranda, or other documents, whether in hard copy or in electronic form, created, developed, generated, received, or held by Executive during his employment, concerning or related to the Company’s business, whether containing or relating to Proprietary Information or not. Executive shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from the Company’s premises without the Company’s written consent.

4.07.	Mutual Non-disparagement

Executive agrees to refrain from making any statements about the Company or its officers or directors that would disparage, or reflect unfavorably upon the image or reputation of the Company or any such officer or director. The Company agrees to use reasonable efforts to prevent its directors and officers from making any statements about Executive that would disparage, or reflect unfavorably upon the image or reputation of, Executive.

4.08.	Assistance with Claims

Executive agrees that, consistent with Executive’s business and personal affairs, during and after his employment by the Company, he will assist the Company in the defense of any claims or potential claims that may be made or threatened to be made against it in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (“Proceeding”) and will assist the Company in the prosecution of any claims that may be made by the Company in any Proceeding, to the extent that such claims may relate to Executive’s services provided under this Agreement.

Executive agrees, unless precluded by law, to promptly inform the Company if Executive is asked to participate (or otherwise become involved) in any Proceeding involving such claims or potential claims.

Executive also agrees, unless precluded by law, to promptly inform the Company if Executive is asked to assist in any investigation (whether governmental or private) of the Company (or its actions), regardless of whether a lawsuit has then been filed against the Company with respect to such investigation. The Company agrees to reimburse Executive for all of Executive’s reasonable out-of-pocket expenses associated with such assistance, including travel expenses and any attorneys’ fees and shall pay a reasonable per diem fee (equal to 1/250th of his Base Salary rate at his Termination Date) for Executive’s services.

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4.09.	Key Man Life Insurance

The Company may, at its discretion, purchase for its own benefit and at its own expense, key man life insurance on the life of Executive. Neither Executive nor Executive’s spouse or dependents shall have any right, title, or interest in or to such insurance or the proceeds thereof. Executive agrees to cooperate with the life insurance company and the Company in the insurance underwriting process, including submitting to a physical examination and other tests necessary to secure coverage, and signing all appropriate applications and written forms as may be required by the insurance company.

5.	Payments On Certain Terminations

5.01.	Payments on Certain Terminations

If, during the Employment Term, (a) the Company terminates Executive’s employment with the Company for any reason other than (x) Cause or (y) Executive’s Total Disability or (b) Executive terminates his employment with the Company for Good Reason, then Executive shall, subject to the applicable provisions of this Section 5, be entitled to the following payments and benefits (the “Severance Benefits”) in lieu of any other payments or benefits available under any and all Company separation plans or policies:

(i)	The Company will pay Executive his Base Salary, in equal installments in arrears and on the same schedule as paid before his Termination Date, for a period (the “Severance Period”) commencing on the Termination Date and ending on the earlier to occur of (A) the date 18 months after the Termination Date, or (B) the End Date, at the rate in effect on his Termination Date.

(ii)	The Company will pay Executive, at the time and in the amounts set forth immediately below, Executive’s (x) bonus amount earned under the Incentive Plan for that portion of the Termination Performance Period ending on Executive’s Termination Date and (y) the bonus amount under the Incentive Plan for the Severance Period. Such amounts shall be calculated and paid as follows:

(A)	For the Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the Termination Period Incentive Payout.

(B)	For the Post I Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the Capped Incentive Payout for such Performance Period or, alternatively, in the event that the Severance Period ends within such Performance Period, the Capped Incentive Payout for such Performance Period prorated through the month in which the Severance Period ends.

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(C)	In the event that the Severance Period ends in the Post II Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, the Capped Incentive Payout for such Performance Period prorated through the month in which the Severance Period ends.

For purposes of Sections 5.01(ii) (B) and (C), in determining whether to count the month in which the Severance Period ends, if the end of the Severance Period falls on a date on or before the 15th of a month, such month shall not be counted but, if the end of the Severance Period falls on a date after the 15th of a month, such month shall be counted.

This Section 5.01(ii) assumes that Performance Periods under the Incentive Plan are 12 months in length. To the extent that Performance Periods are greater or lesser than 12 months, the above payout schedule shall be appropriately adjusted by the Company, either by increasing or decreasing the number of Performance Periods in which severance payouts shall be made, such that (i) the final payment made to Executive under this Section 5.01(ii) shall be made at the time payouts are made for the Performance Period in which the Severance Period ends, and (ii) Executive shall receive no less than nor no greater than the amount, using concepts and formulas consistent with those provided in this Section 5.01(ii), that would have accrued and been payable to Executive under the Incentive Plan for the Severance Period had the Performance Periods remained 12 months in length.

(iii)	During the Severance Period, the Company will provide any employee benefit (including, but not limited to, executive medical, dental and life coverage, qualified or nonqualified retirement benefits, and other benefits generally provided to Similarly Situated Executives other than country club membership dues and accrual of vacation) that Executive was receiving or was entitled to receive as of the Termination Date, except that long-term disability and short-term disability benefits shall cease on Executive’s last day worked as an employee of the Company, but if Executive becomes employed full-time during the Severance Period, Executive’s entitlement to continued participation in any medical, dental or other group health plan sponsored by the Company shall immediately cease, except that Executive shall retain any rights to continue coverage under the COBRA continuation provisions of such Company’s group health care plans by paying the applicable premium therefor.

(iv)	During the Severance Period, the Company will pay for outplacement counseling by a firm selected by the Company to continue until the earlier of such time as Executive becomes re-employed or the end of the Severance Period.

(v)	The end of the Severance Period will be treated as Executive’s termination date for purposes of the Company’s stock option and restricted stock programs.

In all events, Executive’s right to receive the Severance Benefits shall cease immediately if Executive is re-employed by the Company or an Affiliate of the Company or if Executive breaches any of the Restrictive Covenants. In all cases, the Company’s rights under Section 6 shall continue.

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5.02.	Other Provisions Regarding Payments and Benefits

(a)	No Mitigation; No Offset

In the event of any termination of employment resulting in payments under this Section 5, Executive need not seek other employment and, except as expressly provided herein, there shall be no offset against amounts due to Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain.

(b)	Settlement and Release

The payments and benefits provided for hereunder shall be in full settlement and satisfaction of all of Executive’s claims and demands relating to or arising out of Executive’s employment with the Company or the termination thereof; provided, however, such settlement and release does not apply to (i) any rights or benefits as set forth in this Agreement and (ii) any rights to indemnification to which Executive is entitled under the Company’s Certificate of Incorporation, Bylaws, Kansas common or statutory law, or any other applicable indemnification agreements entered into between Executive and the Company. The Company’s obligation to provide such payments and benefits is expressly made subject to and conditioned upon (i) Executive’s execution, within forty-five (45) days after the Termination Date, of a release of such claims and demands in such form as the Company may reasonably determine and (ii) Executive’s non-revocation of such release in accordance with the terms thereof.

(c)	Nature of Payments

Any amounts due under this Section 5 are in the nature of severance payments considered to be reasonable by the parties and are not in the nature of a penalty.

(d)	Benefit Plans

If, for any period during which Executive is entitled to continued benefits under this Section 5, the Company reasonably determines that Executive cannot participate in any benefit plan because he is not actively performing services for the Company, then, in lieu of providing benefits under any such plan, the Company shall provide comparable benefits or the cash equivalent of the cost thereof (after taking into account incremental payroll and income tax consequences thereof to Executive and Executive’s dependents as the case may be) to Executive and, if applicable, Executive’s dependents through other arrangements.

(e)	Other Severance Arrangements

Except as may be specifically provided in an amendment of this Section 5.02(e) adopted in accordance with this Agreement, Executive’s rights under Section 5 shall be in lieu of any benefits that may be otherwise payable to or on behalf of Executive pursuant to the terms of any Company separation plans or policies or any other similar arrangement of the Company providing benefits upon termination of employment.

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(f)	Time of Payments

If the amount of any payment provided for in Section 5.01 cannot reasonably be calculated on or before the date on which such payment is due, the Company shall pay to Executive on such date an estimate, as calculated in good faith by the Company, of the minimum amount of such payment and shall pay the remainder of such payments when reasonably calculable.

6.	Enforcement and Equitable Remedies

Executive consents to jurisdiction and venue in the state and federal courts in and for Johnson County, Kansas, for all disputes arising under this Agreement; provided, however, that the Company may seek injunctive relief in any court of competent jurisdiction to enjoin any violation of Sections 4.02 through 4.07 (the “Restrictive Covenants”). Executive acknowledges that the Company would be irreparably injured by a violation of any of the Restrictive Covenants, and he agrees that the Company, in addition to any other remedies available to it for any breach or threatened breach, shall be entitled to a preliminary or permanent injunction, temporary restraining order, or other equitable relief, restraining Executive from any actual or threatened breach of any of the Restrictive Covenants. If a bond is required to be posted in order for the Company to secure an injunction or other equitable remedy, the parties agree that the bond need not be more than a nominal sum. THE COMPANY AND EXECUTIVE VOLUNTARILY WAIVE ANY RIGHT TO TRIAL BY JURY AND CONSENT TO A BENCH TRIAL OF ALL DISPUTES ARISING UNDER THIS AGREEMENT.

If Executive materially breaches any of the Restrictive Covenants or if any of those provisions are held to be unenforceable against Executive, Executive shall return any compensation or benefits paid pursuant to Section 5. Moreover, if Executive’s breach occurs within the five-year period beginning on the Effective Date, Executive shall return to the Company the stock received with respect to the Stock-Based Award, or, if Executive has disposed of such stock, an amount equal to the fair market value thereof on the date of disposition. This remedy is a return of consideration and shall be in addition to any other remedies. During Executive’s employment with the Company, the Committee shall determine whether Executive has materially breached the Restrictive Covenants, and the Committee’s determination shall be final.

7.	Definitions

As used in this Agreement, the following terms shall have the meanings set forth below.

7.01.	Actual Incentive Payout

“Actual Incentive Payout” means, with respect to a Performance Period, the product of (1) the Performance Measure for the Performance Period and (2) Executive’s Targeted Compensation for the Performance Period.

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7.02.	Affiliate

“Affiliate” means, with respect to any person, a person, other than a Subsidiary of such person, (i) controlling, controlled by, or under common control with such person and (ii) any other person with whom such person reports consolidated financial information for financial reporting purposes. “Control” for this purpose means direct or indirect possession by one person of voting or management rights of at least 20% with respect to another person.

7.03.	Base Salary

“Base Salary” shall have the meaning as defined in Section 2.01 of this Agreement.

7.04.	Board

“Board” shall mean the Board of Directors of Sprint.

7.05.	Capped Incentive Payout

“Capped Incentive Payout” means with respect to a Performance Period under the Incentive Plan, the product of (1) the lesser of (a) 100% and (b) the Performance Measure for the Performance Period and (2) Executive’s Targeted Compensation for the Performance Period.

7.06.	Cause

Termination by the Company of Executive’s employment for “Cause” means termination upon

(i)	the willful and continued failure by Executive to substantially perform his duties with the Company (other than any such failure resulting from Executive’s incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Executive by the Company, which demand specifically identifies the manner in which the Company believes that Executive has not substantially performed his duties, or

(ii)	the willful engaging by Executive in conduct that is a violation of the Company’s Principles of Business Conduct (or any successor code of conduct), or

(iii)	the willful act, or failure to act, by Executive that is injurious to the Company, or

(iv)	the willful violation by Executive of any of the Restrictive Covenants.

For purposes of this definition, no act, or failure to act, on Executive’s part shall be deemed “willful” (x) unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive’s action or omission was in the best interest of the Company, or (y) unless done, or omitted to be done, by Executive with reckless disregard for Executive’s duties. Failure to meet performance expectations, unless willful, continuing, and substantial, shall not be considered “Cause.”

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7.07.	Change in Control

“Change in Control” means the occurrence of any of the following events:

(i)	the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder, including, without limitation, Rule 13d-5(b)) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of Sprint that represent 30% or more of the combined voting power of Sprint’s then outstanding voting securities, other than

(A)	an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint or by any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint, or

(B)	an acquisition of voting securities by Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of the stock of Sprint, or

(C)	an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);

(ii)	a change in the composition of the Board that causes less than a majority of the directors of Sprint to be directors that meet one or more of the following descriptions:

(A)	a director who has been a director of Sprint for a continuous period of at least 24 months, or

(B)	a director whose election or nomination as director was approved by a vote of at least two-thirds of the then directors described in clauses (ii)(A), (B), or (C) by prior nomination or election, but excluding, for the purpose of this subclause (B), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or (z) tender offer, merger, sale of substantially all of Sprint’s assets, consolidation, reorganization, or business combination that would be a Change in Control under clause (iii) on consummation thereof, or

(C)	who were serving on the Board as a result of the consummation of a transaction described in clause (iii) that would not be a Change in Control under clause (iii);

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(iii)	the consummation by Sprint (whether directly involving Sprint or indirectly involving Sprint through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of Sprint’s assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction

(A)	that results in Sprint’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of Sprint or the person that, as a result of the transaction, controls, directly or indirectly, Sprint or owns, directly or indirectly, all or substantially all of Sprint’s assets or otherwise succeeds to the business of Sprint (Sprint or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)	after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board’s approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time), and

(C)	after which no person or group beneficially owns voting securities representing 30% or more of the combined voting power of the Successor Entity; provided, however, no person or group shall be treated for purposes of this clause (C) as beneficially owning 30% or more of combined voting power of the Successor Entity solely as a result of the voting power held in Sprint prior to the consummation of the transaction; or

(iv)	a liquidation or dissolution of Sprint.

For purposes of clarification, (x) a change in the voting power of Sprint voting securities based on the relative trading values of Sprint’s then outstanding securities as determined pursuant to Sprint’s Articles of Incorporation, or (y) an acquisition of Sprint securities by Sprint that, in either case, by itself (or in combination only with the other event listed in this sentence) causes the Sprint voting securities beneficially owned by a person or group to represent 30% or more of the combined voting power of Sprint’s then outstanding voting securities, is not to be treated as an “acquisition” by any person or group for purposes of clause (i) above. For purposes of clause (i) above, Sprint makes the calculation of voting power as if the date of the acquisition were a record date for a vote of Sprint’s shareholders, and for purposes of clause (iii) above, Sprint makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of Sprint’s shareholders.

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7.08.	Committee

“Committee” means the Compensation Committee of the Board or any successor committee primarily responsible for executive compensation.

7.09.	Competitive Employment

“Competitive Employment” means the performance of duties or responsibilities, or the supervision of individuals performing such duties or responsibilities, for a Competitor

(i)	(A)	that are of a similar nature or employ similar professional or technical skills (for example, executive, managerial, marketing, engineering, legal, etc.) to those employed by Executive in his performance of services for the Company at any time during the two years before the Termination Date, and

	(B)	that relate to products or services that are competitive with any of the Company’s products or services with respect to which Executive performed services for the Company at any time during the two years before the Termination Date,

or

(ii)	in the performance of which, Proprietary Information to which Executive had access at any time during the two-year period before the Termination Date could be of substantial economic value to the Competitor.

7.10.	Competitor

Because of the highly competitive, evolving nature of the Company’s industry, the identities of companies in competition with the Company are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement.

“Competitor” means any one or more of the following

(i)	any person doing business in the United States or any of its Divisions employing Executive if the person or its Division receives at least 15% of its gross operating revenues from providing communications services of any type (for example, voice, data, including Internet, and video), employing any transmission medium (for example, wireline, wireless, or any other technology), over any distance (for example, local, long-distance, and distance insensitive services), using any protocol (for example, circuit-switched, or packet-based, such as Internet Protocol), or services or capabilities ancillary to such communications services (for example, network security services);

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(ii)	any person doing business in the United States or any of its Divisions employing Executive if the person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company receives at least 3% of its gross operating revenues;

(iii)	any person doing business in the United States, or any of its Divisions employing Executive, operating for less than 5 years a line of business from which the Company derives at least 3% of its gross operating revenues, notwithstanding such person’s or Division’s lack of substantial revenues in such line of business; or

(iv)	any person doing business in the United States, or any of its Divisions employing Executive, if the person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company has operated for less than 5 years, notwithstanding the Company’s lack of substantial revenues in such line of business.

For purposes of the foregoing, gross operating revenues of the Company and such other person shall be those of the Company or such person, together with their Consolidated Affiliates, but those of any Division employing or proposing to employ Executive shall be on a stand-alone basis, all measured by the most recent available financial information of both the Company and such other person or Division at the time Executive accepts, or proposes to accept, employment with or to otherwise perform services for such person. If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on Executive to demonstrate that such person is not a Competitor.

7.11.	Consolidated Affiliate

“Consolidated Affiliate” means, with respect to any person, all Affiliates and Subsidiaries of such person, if any, with whom the financial statements of such person are required, under generally accepted accounting principles, to be reported on a consolidated basis.

7.12.	Division

“Division” means any distinct group or unit organized as a segment or portion of a person that is devoted to the production, provision, or management of a common product or service or group of related products or services, regardless of whether the group is organized as a legally distinct entity.

7.13.	Employment Term

“Employment Term” shall have the meaning as defined in Section 1.03 of this Agreement.

7.14.	End Date

“End Date” shall have the meaning as defined in Section 1.03 of this Agreement.

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7.15.	Final Targeted Compensation

“Final Targeted Compensation” means the Targeted Compensation of Executive for the Termination Performance Period.

7.16.	FON Common Stock

“FON Common Stock” means Sprint’s FON Common Stock, Series 1, $2.00 par value per share.

7.17.	Good Reason

“Good Reason” means the occurrence of any one or more of the following events or circumstances without Executive’s prior written consent unless one or more of the events or circumstances are corrected, in all material respects, in accordance with Section 1.04(c) of this Agreement:

(i)	unless the Company first offers to Executive a position having an equal or greater grade rating, reassignment of Executive from his then current position with the Company to a position having a lower grade rating, in each case under the Company’s methodology of rating employment positions for its employees generally;

(ii)	a reduction within any 24-month period (other than an across-the-board reduction similarly affecting all Similarly Situated Executives) of Executive’s Targeted Total Compensation to an amount that is less than 90% of Executive’s highest Targeted Total Compensation during the 24-month period; or

(iii)	the Company’s requiring that Executive be based anywhere other than the Kansas City metropolitan area.

7.18.	Incentive Plan

“Incentive Plan” means the Company’s Management Incentive Plan, together with other incentive compensation plans specifically approved for this purpose by the Committee.

7.19.	Non-Compete Period

“Non-Compete Period” means the 18-month period beginning on the Termination Date. If Executive breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be extended for an additional period equal to the period the breach or violation continues.

7.20.	Option Plan

“Option Plan” means Sprint’s 1990 Stock Option Plan.

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7.21.	PCS Common Stock

“PCS Common Stock” means Sprint’s PCS Common Stock, Series 1, $1.00 par value per share.

7.22.	Performance Measure

“Performance Measure” means, with respect to any Performance Period, a measure, expressed as a percentage, of the extent to which the performance goals were achieved, as determined by the Committee, during the Performance Period.

7.23.	Performance Period

“Performance Period” means a period of time under the Incentive Plan for which the Committee establishes performance goals for the Company’s business units and authorizes payment of incentive compensation based on a measure of the extent to which those goals were achieved during the period.

7.24.	Post I Termination Performance Period

“Post I Termination Performance Period” means the Performance Period immediately following the Termination Performance Period.

7.25.	Post II Termination Performance Period

“Post II Termination Performance Period” means the Performance Period immediately following the Post I Termination Performance Period.

7.26.	Proceeding

“Proceeding” shall have the meaning as defined in Section 4.08 of this Agreement.

7.27.	Proprietary Information

“Proprietary Information” means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, or process) and other confidential and proprietary information concerning the products, processes, or services of the Company or the Company’s Affiliates, including but not limited to: computer programs, unpatented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, organizational, or research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of the Company, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers, acquisitions or other transactions which information: (i) has not been made known generally to the public, and (ii) is useful or of value to the current or anticipated business, or research or development activities of the Company or of any customer or supplier of the Company, or (iii) has been identified to Executive as confidential by the Company, either orally or in writing.

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7.28.	Restricted Stock Plan

“Restricted Stock Plan” means the Sprint 1990 Restricted Stock Plan, as amended.

7.29.	Restrictive Covenants

“Restrictive Covenants” means those covenants applicable to Executive set forth in Section 4.02 through 4.07 of this Agreement.

7.30.	Severance Benefits

“Severance Benefits” shall have the meaning as defined in Section 5.01 of this Agreement.

7.31.	Severance Period

“Severance Period” shall have the meaning as defined in Section 5.01(i) of this Agreement.

7.32.	Similarly Situated Executives

“Similarly Situated Executives” means those executives of the Company that hold employment positions similar in status or level to that of Executive.

7.33.	Stock-Based Award

“Stock-Based Award” means an award granted under Section 3.

7.34.	Subsidiary

“Subsidiary” means, with respect to any person (the “Controlling Person”), all other persons (the “Controlled Persons”) in whom the Controlling Person, alone or in combination with one or more of its Subsidiaries, owns or controls more than 50% of the management or voting rights, together with all Subsidiaries of such Controlled Persons.

7.35.	Targeted Compensation

“Targeted Compensation” means the amount established by the Committee that would be the payout under the Incentive Plan, if the Performance Measure for the Performance Period were 100%.

7.36.	Targeted Total Compensation

“Targeted Total Compensation” means, as of any time, the sum of Executive’s (1) Base Salary, (2) Targeted Compensation, and (3) targeted value of his annual stock option award, annual restricted stock or restricted stock unit award (ignoring the value of the options, restricted stock or restricted stock units granted before the Effective Date) as adopted by the Committee.

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7.37.	Termination Date

“Termination Date” means (i) in the case of a termination of Executive’s employment by reason of Executive’s death, Executive’s date of death, (ii) in the case of a termination of Executive’s employment for Good Reason, the date which is thirty (30) days after the notice of termination is given, and (iii) in all other cases, the date of any notice of termination or the date, if any, on which the notice declares itself to be effective (but in no event later than the 60th day after the date on which such notice is given).

7.38.	Termination Performance Period

“Termination Performance Period” means the Performance Period in which Executive’s Termination Date occurs.

7.39.	Termination Period Incentive Payout

“Termination Period Incentive Payout” means an amount equal to the weighted average of (1) the Actual Incentive Payout for the Termination Performance Period and (2) the Capped Incentive Payout for the Termination Performance Period. The weights in the weighted average will be for the amount in clause (1), the number of months in the Performance Period occurring before the Termination Date, and, for clause (2), the number of months in the Performance Period occurring after the Termination Date and before the end of the Severance Period, in each case divided by the number of months in the Performance Period. In determining the number of months, the Termination Date will be rounded to the nearest month, rounding to the beginning of the month if the Termination Date falls on or before the 15th of the month and to the beginning of the following month if the Termination Date falls after the 15th of the month.

7.40.	Total Disability

“Total Disability” shall have the same meaning as in Sprint’s Long-Term Disability Plan, as amended from time to time or any successor plan.

8.	Assignability, Binding Nature

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (in the case of Executive), and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that they may be assigned or transferred to any subsidiary of Sprint or pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, but only if the assignee or transferee becomes the successor to all or substantially all of the assets of the Company and assumes the liabilities, obligations, and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it will take whatever action it legally can in order to cause the assignee or transferee to expressly assume the liabilities, obligations, and duties of the Company hereunder.

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No rights or obligations of Executive under this Agreement may be assigned or transferred by Executive other than his rights to compensation and benefits, which may be transferred only in connection with Executive’s estate planning objectives or by will or operation of law. If Executive should die or become disabled while any amount is owed but unpaid to Executive hereunder, all such amounts, unless otherwise provided herein, shall be paid to Executive’s legal guardian or to his devisee, legatee or other designee, as the case may be, or if there is no such designee, to Executive’s estate.

9.	Amendment

This Agreement may be amended, modified, or canceled only by mutual agreement of the parties in writing.

10.	Applicable Law

The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Kansas, without regard to the conflict of law provisions of any state.

11.	Tax Withholding

All payments made pursuant to this Agreement shall be subject to applicable federal, state and local income and other withholding taxes, and to other applicable withholdings or deductions elected by Executive or otherwise required by law or judicial process.

12.	Severability

The parties intend the various provisions of this Agreement to be severable and to constitute independent and distinct binding obligations. If any provision of this Agreement is determined to be invalid, illegal, or incapable of being enforced, in whole or in part, it shall not affect or impair the validity of any other provision or part of this Agreement, and the provision or part shall be deemed modified to the minimum extent required to permit enforcement. Upon such a determination that any term or other provision is invalid, illegal, or incapable of being enforced, the court or arbitrator, as applicable, shall have the authority to so modify the provision or term. If the provision or term is not modified by the court or arbitrator, the parties must negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions of this Agreement are preserved to the greatest extent possible.

13.	Waiver of Breach

No waiver by any party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by the other party of any similar or dissimilar provisions and conditions at the same or any prior or subsequent time. The failure of either party to take any action by reason of such breach will not deprive the party of the right to take action at any time while the breach continues.

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14.	Notices

Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or prepaid overnight courier to the parties at the addresses set forth below or at such other addresses as shall be specified by the parties by like notice:

If to Executive:	If to Company:

James G. Kissinger	Sprint Corporation Attn: Corporate Secretary 6200 Sprint Parkway Overland Park, KS 66251 with copy to: Sprint Corporation Attn: General Counsel 6200 Sprint Parkway Overland Park, KS 66251

or to the latest address furnished by Executive to Company for purposes of general communications.

Each party, by written notice furnished to the other party, may modify the applicable delivery address, but any notice of change of address shall be effective only upon receipt. Such notices, demands, claims and other communications shall be deemed given in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail, but in no event will any such communications be deemed to be given later than the date they are actually received.

15.	Survivorship

Upon the expiration or other termination of this Agreement, the respective rights and obligations of the parties shall survive the expiration or other termination to the extent necessary to carry out the intentions of the parties under this Agreement. In particular, without limiting the generality of the preceding sentence, any obligation of the Company to make payments or provide services under Section 5 shall continue beyond the end of the Employment Term and the obligations and covenants of Executive set forth in Section 4, and the rights and remedies of the Company with respect thereto, shall continue beyond the Employment Term to the extent contemplated therein.

16.	Entire Agreement

Except as otherwise noted herein, this Agreement constitutes the entire agreement between the parties concerning the subject matter specifically addressed herein and, except for the terms and provisions of any other employee benefit or other compensation plans (or any agreements or

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awards thereunder) referred to herein or contemplated hereby, this Agreement supersedes all prior and contemporaneous oral agreements, if any, between the parties relating to the subject matter specifically addressed herein.

17.	Headings

The headings in this Agreement are for convenience of reference only and will not affect the construction of any of its provisions.

18.	Counterparts

This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

[The remainder of this page has intentionally been left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth above.

SPRINT CORPORATION

By:	/s/ Claudia S. Toussaint
Claudia S. Toussaint, Vice President Law -
Corporate Governance and Corporate Secretary

SPRINT/UNITED MANAGEMENT COMPANY

By:	/s/ Claudia S. Toussaint
Claudia S. Toussaint, Vice President Law -
Corporate Governance and Corporate Secretary

/s/ James G. Kissinger
James G. Kissinger, “Executive”

I hereby elect to receive the following Stock-Based Award pursuant to Section 3 of this Agreement:

☒ Restricted Stock

☐ Stock Options

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Exhibit A

Boards of Directors of For-Profit Businesses

None

27

Employment Agreement

(With Enhanced Change-in-Control Benefits)

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is dated as of December 3, 2003 (the “Effective Date”), by and among SPRINT CORPORATION, a Kansas corporation (“Sprint”), SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint (“SUMC”) (Sprint, SUMC and the subsidiaries of Sprint are collectively referred to herein as the “Company”), and MICHAEL W. STOUT (“Executive”).

Recitals

1.	Because the Company is mindful of Executive’s substantial contributions to the Company and of his attractiveness in the competitive marketplace, both within and outside of the telecommunications industry, it desires to insure his continued employment with the Company, it desires to encourage him to maintain and increase his ownership of Company stock, and it desires to provide him appropriate compensation arrangements that continue to motivate him to focus on and increase shareholder value.

2.	Executive has been, and now is, serving as Executive Vice President and Chief Information Officer.

3.	The Company desires to secure the continued long-term employment of Executive.

4.	Executive and the Company entered into a Special Compensation and Non-Compete Agreement, dated May 13, 2003 (the “Severance Agreement”).

5.	The Company granted Executive certain “Stock-Based Awards” in, and as such term is defined under, the Severance Agreement (the “Prior Awards”), and the Company and Executive desire to continue the vesting, acceleration, and other terms of the Prior Awards as set forth in the Severance Agreement but to supersede all other aspects of the Severance Agreement by this Agreement.

6.	Certain capitalized terms used herein are defined parenthetically throughout this Agreement or defined in Section 6 of this Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration is mutually acknowledged by the parties, the parties hereby agree as follows:

1.	Employment and Termination

1.01.	Conditions of Employment

Subject to the terms of this Agreement, the Company hereby agrees to employ Executive as Executive Vice President and Chief Information Officer, with such authority, power, responsibilities, and duties customarily exercised by a person holding such positions in a company of the size and nature of the Company.

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1.02.	Performance of Duties

Executive shall, during his employment with the Company, owe an undivided duty of loyalty to the Company and agrees to use his best efforts to promote and develop the business of the Company. Executive agrees that, during his employment with the Company, he must devote his full business time, energies, and talents to serving as a senior executive officer of the Company and that he shall perform his duties faithfully and efficiently subject to the directions of the Board. Notwithstanding the foregoing, Executive may, subject in all cases to the Company’s Principles of Business Conduct (or any successor code of conduct) (i) serve as a director, trustee, or officer or otherwise participate in not-for-profit educational, welfare, social, religious, and civic organizations; (ii) serve as a director of any for-profit business listed on Exhibit A hereto or, with the prior consent of the Board, serve as a director of any for-profit business that is not a Competitor; and (iii) acquire passive investment interests in one or more entities, to the extent that the other activities do not inhibit or interfere with the performance of Executive’s duties under this Agreement, or to the knowledge of Executive conflict in any material way with the business or policies of the Company.

1.03.	Term of Employment

The term of Executive’s employment under this Agreement (the “Employment Term”) begins on the Effective Date and ends on Executive’s 65th birthday (the “End Date”). This Agreement sets forth certain terms of Executive’s employment during the Employment Term, the consequences of any termination of employment during the Employment Term, and the terms of certain restrictive covenants by Executive during and after the Employment Term. The Company and Executive agree that the employment relationship is at will, and either party may terminate the employment relationship for any reason in accordance with the procedures and with the consequences set forth in this Agreement.

1.04.	Procedures for Termination

(a)	General Procedures

Except as set forth below, any purported termination of this Agreement or of Executive’s employment by the Company or by Executive during the Employment Term, other than by Executive’s death, shall be communicated by a written notice of termination to the other party hereto delivered in accordance with Section 13 below indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated. Any such termination will be effective on the Termination Date.

(b)	Cause Termination

The Company may not terminate Executive’s employment for Cause during the Employment Term until it delivers to Executive a written notice stating that Executive is guilty of conduct constituting Cause by reference to one or more clauses of Section 6.06 and specifying the particulars thereof in reasonable detail.

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(c)	CIC Good Reason Termination

Executive may terminate his employment for CIC Good Reason during the Employment Term only within the CIC Protected Period following written notice and an opportunity for the Company to cure; provided, however, that Executive may not give notice of termination for CIC Good Reason during any Period in which Executive is unable to substantially perform his duties with the Company due to physical or mental illness. In order to effect a termination for CIC Good Reason, Executive must, within 60 days following the event or circumstance giving rise to Executive’s claim, deliver a written notice to the Company that sets forth the specific event or circumstance giving rise to CIC Good Reason by reference to one or more clauses of the definition of CIC Good Reason set forth in Section 6.09 of this Agreement. If, within 30 days following notice from Executive, the Company corrects, in all material respects, the events or circumstances giving rise to Executive’s claim for CIC Good Reason, Executive shall not be entitled to terminate his employment for CIC Good Reason by reason of such event or circumstance.

(d)	Non-CIC Good Reason Termination

Executive may terminate his employment for Non-CIC Good Reason any time during the Employment Term following written notice and an opportunity for the Company to cure. In order to effect a termination for Non-CIC Good Reason, Executive must deliver a written notice to the Company within 60 days following the event or circumstance giving rise to Executive’s claim of Non-CIC Good Reason. The notice must set forth the specific event or circumstance giving rise to Non-CIC Good Reason by reference to one or more clauses of the definition of Non-CIC Good Reason set forth in Section 6.24 of this Agreement. If, within 30 days following notice from Executive, the Company corrects, in all material respects, the events or circumstances giving rise to Executive’s claim for Non-CIC Good Reason, Executive shall not be entitled to terminate his employment for Non-CIC Good Reason by reason of such event or circumstance.

(e)	Payment of Compensation Earned Through Termination Date

Upon a termination of Executive’s employment hereunder for any reason, Executive or, in the event of his death, Executive’s estate, in addition to any other payments or benefits to which Executive may be entitled hereunder, is entitled to

(i)	Executive’s Base Salary prorated through the Termination Date,

(ii)	any payment under the Incentive Plan for Performance Periods ending before the Termination Date, unless eliminated or reduced, and then only to the extent that such payments are eliminated or reduced, for all Senior Officers continuing employment with the Company, and

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(iii)	any vacation pay for vacation accrued by Executive in the calendar year of termination but not taken at the Termination Date.

Except as otherwise provided herein, the Company must pay any other employee benefits to which Executive is entitled by reason of his employment to Executive or his estate at the time or times required by the terms of the applicable Company plan or policy.

(f)	Effect of Termination on Other Positions

If, on the Termination Date, Executive (i) is a member of the Board or any board of directors of one of Sprint’s subsidiaries, (ii) serves on the board of directors of any other corporation by nomination, appointment, or designation by Sprint or any of its subsidiaries, or (iii) holds any other position with Sprint or any of its subsidiaries, Executive shall, unless otherwise agreed to by the Company, be deemed to have resigned from all such positions as of the Termination Date. Executive agrees to execute such documents and take such other actions as the Company may request to reflect such resignations.

(g)	Condition to Certain Payments

Payments under Section 4 are conditioned on Executive’s compliance with the requirements of Section 4.03(b).

(h)	Exit Interview

At the Company’s request, Executive shall participate in an exit interview prior to Executive’s last day worked as an employee of the Company to provide for the orderly transition of his duties, to arrange for the return of the Company’s property, to discuss his intended new employment, and to discuss and complete such other matters as may be necessary to ensure full compliance with this Agreement.

2.	Compensation

Subject to the terms of this Agreement, during the Employment Term, while Executive is employed by the Company, the Company will compensate him for his services as follows:

2.01.	Base Salary

Executive shall receive an annual base salary in an amount not less than his annual salary on the Effective Date, payable in monthly or more frequent installments in accordance with the Company’s payroll policies and practices (such annual base salary as adjusted pursuant to this Section 2.01 shall hereinafter be referred to as the “Base Salary”). Executive’s Base Salary shall be reviewed, and may be increased but not decreased below the rate in effect on the Effective Date (other than across-the-board reductions similarly affecting all Senior Officers), by the Board in a manner that is fair and pursuant to its normal performance review policies for Senior Officers.

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2.02.	Incentive Payments

Executive will continue to participate in the Incentive Plan, subject to its terms and conditions as they may from time to time be established, amended, interpreted, or terminated in accordance with the Company’s plans or policies governing such benefits to the Company’s Senior Officers generally. Executive’s Targeted Compensation under the Incentive Plan shall be reviewed, and may be increased but not decreased below his Targeted Compensation in effect in 2003 (other than across-the-board reductions similarly affecting all Senior Officers), by the Board in a manner that is fair and pursuant to its normal performance review policies for Senior Officers.

2.03.	Employee Benefits

The Company will provide Executive with the employee benefits (including, without limitation, life, disability, medical and dental insurance coverage, participation in the Company’s Executive Deferred Compensation Plan, Savings Plan, and the Pension Plan, and other benefits generally provided to Senior Officers) that are no less favorable in the aggregate to Executive than those provided to him as of the Effective Date, subject to amendment, modification, interpretation by the Company, or termination in accordance with the Company’s plans or policies governing such benefits to Senior Officers generally.

2.04.	Expense Reimbursement

The Company will reimburse Executive for reasonable out-of-pocket expenses incurred and accounted for in accordance with the policies and procedures of the Company for Senior Officers generally, as they may from time to time be established, interpreted, amended, or terminated.

2.05.	Prior Awards Remain Outstanding

The Prior Awards shall remain outstanding, and the terms and conditions of the Prior Awards shall continue to be governed by the provisions of the Severance Agreement pertaining to the vesting and acceleration of the Prior Awards, and the Prior Awards shall be considered continuing partial consideration for the execution of this Agreement.

3.	Executive Covenants

3.01.	Principles of Business Conduct

Executive shall adhere in all respects to the Company’s Principles of Business Conduct (or any successor code of conduct) as they may from time to time be established, interpreted, amended, or terminated.

3.02.	Proprietary Information

Executive acknowledges that during the course of his employment he has learned or will learn or develop Proprietary Information. Executive further acknowledges that unauthorized disclosure or use of such Proprietary Information, other than in discharge of Executive’s duties, will cause the Company irreparable harm. Except in the course of his employment with the Company under this Agreement, in the pursuit of the business of the Company, or as otherwise required in

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employment with the Company, Executive shall not, during the course of his employment or at any time following termination of his employment, directly or indirectly, disclose, publish, communicate, or use on his behalf or another’s behalf, any Proprietary Information. If during or after his employment Executive has any questions about whether particular information is Proprietary Information he shall consult with the Company’s Corporate Secretary or other representative designated by the Company.

Executive also agrees to promptly disclose to the Company any information, ideas, or inventions made or conceived by him that result from or are suggested by services performed by him for the Company under this Agreement, and to assign to the Company all rights pertaining to such information, ideas, or inventions. Knowledge or information of any kind disclosed by Executive to the Company shall be deemed to have been disclosed without obligation on the part of the Company to hold the same in confidence, and the Company shall have the full right to use and disclose such knowledge and information without compensation to Executive beyond that specifically provided in this Agreement.

3.03.	Non-Competition

During Executive’s employment with the Company and during the Non-Compete Period, Executive shall not engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. This provision shall not apply if, within one year following a Change in Control:

(i)	the Company terminates Executive’s employment with the Company for any reason other than for Cause or Total Disability; or

(ii)	Executive terminates his employment with the Company for CIC-Good Reason.

If Executive ceases to be employed by the Company because of the sale, spin-off, divestiture, or other disposition by the Company of a subsidiary, division, or other divested unit employing Executive, this provision shall continue to apply during the Non-Compete Period, except that Executive’s continued employment for the subsidiary, division, or other divested unit disposed of by the Company shall not be deemed a violation of this provision.

Executive agrees that because of the worldwide nature of the Company’s business, breach of this Agreement by accepting Competitive Employment would irreparably injure the Company and that, therefore, a limited geographic restriction is neither feasible nor appropriate to protect the Company’s interests.

3.04.	Inducement of Employees, Customers and Others

During Executive’s employment with the Company and during the Non-Compete Period, Executive shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, or customer of the Company, or vendor or other parties doing business with the Company, to terminate their employment, agency, or other relationship with the Company or to render services for or transfer business to any Competitor, and Executive shall not initiate discussion with any such person for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity on behalf of the Competitor.

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3.05.	No Adverse Actions

During the Non-Compete Period, Executive shall not, without the prior written consent of the Company, in any manner, solicit, request, advise, or assist any other person to (a) undertake any action that would be reasonably likely to, or is intended to, result in a Change in Control, or (b) seek to control in any material manner the Board.

3.06.	Return of Property

Executive shall, upon his Termination Date, return to the Company all property of the Company in his possession, including all notes, reports, sketches, plans, published memoranda, or other documents, whether in hard copy or in electronic form, created, developed, generated, received, or held by Executive during his employment, concerning or related to the Company’s business, whether containing or relating to Proprietary Information or not. Executive shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from the Company’s premises without the Company’s written consent.

3.07.	Mutual Non-disparagement

Executive agrees to refrain from making any statements about the Company or its officers or directors that would disparage, or reflect unfavorably upon the image or reputation of the Company or any such officer or director. The Company agrees to use reasonable efforts to prevent its directors and officers from making any statements about Executive that would disparage, or reflect unfavorably upon the image or reputation of, Executive.

3.08.	Assistance with Claims

Executive agrees that, consistent with Executive’s business and personal affairs, during and after his employment by the Company, he will assist the Company in the defense of any claims or potential claims that may be made or threatened to be made against it in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (“Proceeding”) and will assist the Company in the prosecution of any claims that may be made by the Company in any Proceeding, to the extent that such claims may relate to Executive’s services provided under this Agreement.

Executive agrees, unless precluded by law, to promptly inform the Company if Executive is asked to participate (or otherwise become involved) in any Proceeding involving such claims or potential claims.

Executive also agrees, unless precluded by law, to promptly inform the Company if Executive is asked to assist in any investigation (whether governmental or private) of the Company (or its actions), regardless of whether a lawsuit has then been filed against the Company with respect to such investigation. The Company agrees to reimburse Executive for all of Executive’s reasonable out-of-pocket expenses associated with such assistance, including travel expenses and any attorneys’ fees and shall pay a reasonable per diem fee (equal to 1/250th of his Base Salary rate at his Termination Date) for Executive’s services.

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3.09.	Key Man Life Insurance

The Company may, at its discretion, purchase for its own benefit and at its own expense, key man life insurance on the life of Executive. Neither Executive nor Executive’s spouse or dependents shall have any right, title, or interest in or to such insurance or the proceeds thereof. Executive agrees to cooperate with the life insurance company and the Company in the insurance underwriting process, including submitting to a physical examination and other tests necessary to secure coverage, and signing all appropriate applications and written forms as may be required by the insurance company.

4.	Payments On Certain Terminations

4.01.	Payments on Certain Terminations Not in Connection with Change in Control

If, during the Employment Term but not within a CIC Protected Period, (a) the Company terminates Executive’s employment with the Company for any reason other than (x) Cause or (y) Executive’s Total Disability or (b) Executive terminates his employment with the Company for Non-CIC Good Reason, then Executive shall, subject to Section 2.05 and the other applicable provisions of this Section 4, be entitled to the following payments and benefits (the “Non-CIC Benefits”) in lieu of any other payments or benefits available under Section 4.02 below or under any and all Company separation plans or policies:

(i)	The Company will pay Executive his Base Salary, in equal installments in arrears and on the same schedule as paid before his Termination Date, for a period (the “Non-CIC Severance Period”) commencing on the Termination Date and ending on the earlier to occur of (A) the date 18 months after the Termination Date, or (B) the End Date, at the rate in effect on his Termination Date.

(ii)	The Company will pay Executive, at the time and in the amounts set forth immediately below, Executive’s (x) bonus amount earned under the Incentive Plan for that portion of the Termination Performance Period ending on Executive’s Termination Date and (y) the bonus amount under the Incentive Plan for the Non-CIC Severance Period. Such amounts shall be calculated and paid as follows:

(A)	For the Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the Non-CIC Termination Period Incentive Payout.

(B)	For the Post I Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the Capped Incentive Payout for such Performance Period or, alternatively, in the event that the Non-CIC

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Severance Period ends within such Performance Period, the Capped Incentive Payout for such Performance Period prorated through the month in which the Non-CIC Severance Period ends.

(C)	In the event that the Non-CIC Severance Period ends in the Post II Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, the Capped Incentive Payout for such Performance Period prorated through the month in which the Non-CIC Severance Period ends.

For purposes of Sections 4.01(ii) (B) and (C), in determining whether to count the month in which the Non-CIC Severance Period ends, if the end of the Non-CIC Severance Period falls on a date on or before the 15th of a month, such month shall not be counted but, if the end of the Non-CIC Severance Period falls on a date after the 15th of a month, such month shall be counted.

This Section 4.01(ii) assumes that Performance Periods under the Incentive Plan are 12 months in length. To the extent that Performance Periods are greater or lesser than 12 months, the above payout schedule shall be appropriately adjusted by the Company, either by increasing or decreasing the number of Performance Periods in which severance payouts shall be made, such that (i) the final payment made to Executive under this Section 4.01(ii) shall be made at the time payouts are made for the Performance Period in which the Non-CIC Severance Period ends, and (ii) Executive shall receive no less than nor no greater than the amount, using concepts and formulas consistent with those provided in this Section 4.01(ii), that would have accrued and been payable to Executive under the Incentive Plan for the Non-CIC Severance Period had the Performance Periods remained 12 months in length.

(iii)	During the Non-CIC Severance Period, the Company will provide any employee benefit (including, but not limited to, executive medical, dental and life coverage, qualified or nonqualified retirement benefits, and other benefits generally provided to Senior Officers other than country club membership dues and accrual of vacation) that Executive was receiving or was entitled to receive as of the Termination Date, except that long term-disability and short-term disability benefits shall cease on Executive’s last day worked as an employee of the Company, but if Executive becomes employed full-time during the Non-CIC Severance Period, Executive’s entitlement to continued participation in any medical, dental or other group health plan sponsored by the Company shall immediately cease, except that Executive shall retain any rights to continue coverage under the COBRA continuation provisions of such Company’s group health care plans by paying the applicable premium therefor.

(iv)	During the Non-CIC Severance Period, the Company will pay for outplacement counseling by a firm selected by the Company to continue until the earlier of such time as Executive becomes re-employed or the end of the Non-CIC Severance Period.

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(v)	The end of the Non-CIC Severance Period will be treated as Executive’s termination date for purposes of the Company’s stock option and restricted stock programs.

In all events, Executive’s right to receive the Non-CIC Benefits shall cease immediately if Executive is re-employed by the Company or an affiliate of the Company or if Executive breaches the Restrictive Covenants. In all cases, the Company’s rights under Section 5 shall continue.

4.02.	Payments on Certain Terminations in Connection with a Change in Control

If, during the Employment Term and within a CIC Protected Period, (a) the Company terminates Executive’s employment with the Company for any reason other than (x) Cause or (y) Executive’s Total Disability, or (b) Executive terminates his employment with the Company for CIC Good Reason, then Executive shall, subject to Section 2.05 and the other applicable provisions of this Section 4, be entitled to the following payments and benefits (the “CIC Benefits”) in lieu of any other payments or benefits available under Section 4.01 above or under any and all Company separation plans or policies:

(i)	In lieu of any further salary payments to Executive for periods after the Termination Date, the Company will pay Executive an aggregate amount equal to two times Executive’s Base Salary (without regard to any deferred amounts); provided, however, to the extent that Executive terminates his employment because of CIC Good Reason and a reduction in Executive’s Base Salary has occurred which constitutes CIC Good Reason under Section 6.09(ii) of this Agreement, Executive’s Base Salary for the purpose of this Section 4.02(i) shall be Executive’s Base Salary immediately prior to such Base Salary reduction. The payment made pursuant to this Section 4.02(i) shall be paid to Executive in equal installments in arrears and on the same schedule as Executive’s Base Salary was being paid to Executive before the Termination Date for a period (the “CIC Severance Period”) beginning on the Termination Date and ending on the earlier to occur of (A) the date 24 months after the Termination Date or (B) the End Date.

(ii)	In lieu of any payments under, and notwithstanding any provisions of the Incentive Plan, the Company will pay Executive, at the time and in the amounts set forth immediately below, Executive’s (x) bonus amount earned under the Incentive Plan for that portion of the Termination Performance Period ending on Executive’s Termination Date and (y) a bonus amount equal to the amount Executive could have received under the Incentive Plan for the CIC Severance Period. Such amounts shall be calculated and paid as follows:

(A)	For the Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the CIC Termination Period Incentive Payout.

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(B)	For the Post I Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to Executive’s Final Targeted Compensation or, alternatively, in the event that the CIC Severance Period ends within such Performance Period, Executive’s Final Targeted Compensation prorated through the month in which the CIC Severance Period ends.

(C)	In the event that the CIC Severance Period ends during the Post II Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, Executive’s Final Targeted Compensation prorated through the month in which the CIC Severance Period ends.

For purposes of Sections 4.02(ii) (B) and (C), in determining whether to count the month in which the CIC Severance Period ends, if the end of the CIC Severance Period falls on a date on or before the 15th of a month, such month shall not be counted but, if the end of the CIC Severance Period falls on a date after the 15th of a month, such month shall be counted.

Notwithstanding the above and for the purpose of determining the payout amounts under Sections 4.02(ii)(B) and (C), to the extent that Executive terminates his employment because of CIC Good Reason and a reduction in Executive’s Targeted Compensation has occurred which constitutes CIC Good Reason under Section 6.09(vi) of this Agreement, Executive’s Final Targeted Compensation for purposes of Sections 4.02(ii)(B) and (C) shall be Executive’s Targeted Compensation immediately prior to such Targeted Compensation reduction.

This Section 4.02(ii) assumes that Performance Periods under the Incentive Plan are 12 months in length. To the extent that Performance Periods are greater or lesser than 12 months, the above payout schedule shall be appropriately adjusted by the Company, either by increasing or decreasing the number of Performance Periods in which severance payouts shall be made, such that (i) the final payment made to Executive under this Section 4.02(ii) shall be made at the time payouts are made for the Performance Period in which the CIC Severance Period ends, and (ii) Executive shall receive no less than nor no greater than the amount, using concepts and formulas consistent with those provided in this Section 4.02(ii), that would have accrued and been payable to Executive under the Incentive Plan for the CIC Severance Period had the Performance Periods remained 12 months in length.

(iii)	During the CIC Severance Period, the Company will, in such manner as is selected by the Company in its sole discretion, provide, arrange to provide, or reimburse Executive for any employee benefit (including, but not limited to, executive medical, dental and life coverage, qualified or nonqualified retirement benefits, and other benefits generally provided to Senior Officers other than country club membership dues and accrual of vacation) that Executive was

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receiving or was entitled to receive as of the Termination Date, except that long-term disability and short-term disability benefits shall cease on Executive’s last day worked as an employee of the Company, but if Executive becomes employed full-time during the CIC Severance Period, Executive’s entitlement to continued participation in any medical, dental or other group health plan sponsored by the Company shall immediately cease, except that Executive shall retain any rights to continue coverage under the COBRA continuation provisions of the Company’s group health care plans by paying the applicable premium therefor.

(iv)	During the CIC Severance Period, the Company will pay for outplacement counseling by a firm selected by the Company to continue until the earlier of such time as Executive becomes re-employed or the end of the CIC Severance Period.

(v)	The end of the CIC Severance Period will be treated as Executive’s termination date for purposes of the Company’s stock option and restricted stock programs.

In all events, Executive’s right to receive the CIC Benefits shall cease immediately if Executive is re-employed by the Company or an affiliate of the Company or if Executive breaches any of the Restrictive Covenants. In all cases, the Company’s rights under Section 5 shall continue.

4.03.	Other Provisions Regarding Payments and Benefits

(a)	No Mitigation; No Offset

In the event of any termination of employment resulting in payments under this Section 4, Executive need not seek other employment and, except as expressly provided herein, there shall be no offset against amounts due to Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain.

(b)	Settlement and Release

The payments and benefits provided for hereunder shall be in full settlement and satisfaction of all of Executive’s claims and demands relating to or arising out of Executive’s employment with the Company or the termination thereof; provided, however, such settlement and release does not apply to (i) any rights or benefits as set forth in this Agreement and (ii) any rights to indemnification to which Executive is entitled under the Company’s Certificate of Incorporation, Bylaws, Kansas common or statutory law, or any other applicable indemnification agreements entered into between Executive and the Company. The Company’s obligation to provide such payments and benefits is expressly made subject to and conditioned upon (i) Executive’s execution, within forty-five (45) days after the Termination Date, of a release of such claims and demands in such form as the Company may reasonably determine and (ii) Executive’s non-revocation of such release in accordance with the terms thereof.

(c)	Nature of Payments

Any amounts due under this Section 4 are in the nature of severance payments considered to be reasonable by the parties and are not in the nature of a penalty.

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(d)	Benefit Plans

If, for any period during which Executive is entitled to continued benefits under this Section 4, the Company reasonably determines that Executive cannot participate in any benefit plan because he is not actively performing services for the Company, then, in lieu of providing benefits under any such plan, the Company shall provide comparable benefits or the cash equivalent of the cost thereof (after taking into account incremental payroll and income tax consequences thereof to Executive and Executive’s dependents as the case may be) to Executive and, if applicable, Executive’s dependents through other arrangements.

(e)	Other Severance Arrangements

Subject to Section 2.05 and except as may be otherwise specifically provided in an amendment of this Section 4.03(e) adopted in accordance with this Agreement, Executive’s rights under Section 4 shall be in lieu of any benefits that may be otherwise payable to or on behalf of Executive pursuant to the terms of the Severance Agreement or any other Company separation plans or policies or any other similar arrangement of the Company providing benefits upon termination of employment.

(f)	Time of Payments

If the amount of any payment provided for in Section 4.01 or 4.02 cannot reasonably be calculated on or before the date on which such payment is due, the Company shall pay to Executive on such date an estimate, as calculated in good faith by the Company, of the minimum amount of such payment and shall pay the remainder of such payments when reasonably calculable.

5.	Enforcement and Equitable Remedies

Executive consents to jurisdiction and venue in the state and federal courts in and for Johnson County, Kansas, for all disputes arising under this Agreement; provided, however, that the Company may seek injunctive relief in any court of competent jurisdiction to enjoin any violation of Sections 3.02 through 3.07 (the “Restrictive Covenants”). Executive acknowledges that the Company would be irreparably injured by a violation of the Restrictive Covenants, and he agrees that the Company, in addition to any other remedies available to it for any breach or threatened breach, shall be entitled to a preliminary or permanent injunction, temporary restraining order, or other equitable relief, restraining Executive from any actual or threatened breach of the Restrictive Covenants. If a bond is required to be posted in order for the Company to secure an injunction or other equitable remedy, the parties agree that the bond need not be more than a nominal sum. THE COMPANY AND EXECUTIVE VOLUNTARILY WAIVE ANY RIGHT TO TRIAL BY JURY AND CONSENT TO A BENCH TRIAL OF ALL DISPUTES ARISING UNDER THIS AGREEMENT.

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If Executive materially breaches any of the Restrictive Covenants or if any of those provisions are held to be unenforceable against Executive, Executive shall return any compensation or benefits paid pursuant to Section 4. Moreover, if Executive’s breach occurs within the five-year period beginning on the “Grant Date”, as defined in the Severance Agreement, Executive shall return to the Company the stock received with respect to the Prior Awards, or, if Executive has disposed of such stock, an amount equal to the fair market value thereof on the date of disposition. This remedy is a return of consideration and shall be in addition to any other remedies. During Executive’s employment with the Company, the Committee shall determine whether Executive has materially breached the Restrictive Covenants, and the Committee’s determination shall be final.

6.	Definitions

As used in this Agreement, the following terms shall have the meanings set forth below.

6.01.	Actual Incentive Payout

“Actual Incentive Payout” means, with respect to a Performance Period, the product of (1) the Performance Measure for the Performance Period and (2) Executive’s Targeted Compensation for the Performance Period.

6.02.	Affiliate

“Affiliate” means, with respect to any person, a person, other than a Subsidiary of such person, (i) controlling, controlled by, or under common control with such person and (ii) any other person with whom such person reports consolidated financial information for financial reporting purposes. “Control” for this purpose means direct or indirect possession by one person of voting or management rights of at least 20% with respect to another person.

6.03.	Base Salary

“Base Salary” shall have the meaning as defined in Section 2.01 of this Agreement.

6.04.	Board

“Board” shall mean the Board of Directors of Sprint.

6.05.	Capped Incentive Payout

“Capped Incentive Payout” means, with respect to a Performance Period under the Incentive Plan, the product of (1) the lesser of (a) 100% and (b) the Performance Measure for the Performance Period and (2) Executive’s Targeted Compensation for the Performance Period.

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6.06.	Cause

Termination by the Company of Executive’s employment for “Cause” means termination upon

(i)	the willful and continued failure by Executive to substantially perform his duties with the Company (other than any such failure resulting from Executive’s incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Executive by the Company, which demand specifically identifies the manner in which the Company believes that Executive has not substantially performed his duties, or

(ii)	the willful engaging by Executive in conduct that is a violation of the Company’s Principles of Business Conduct (or any successor code of conduct), or

(iii)	the willful act, or failure to act, by Executive that is injurious to the Company, or

(iv)	the willful violation by Executive of any of the Restrictive Covenants.

For purposes of this definition, no act, or failure to act, on Executive’s part shall be deemed “willful” (x) unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive’s action or omission was in the best interest of the Company, or (y) unless done, or omitted to be done, by Executive with reckless disregard for Executive’s duties. Failure to meet performance expectations, unless willful, continuing, and substantial, shall not be considered “Cause.”

6.07.	Change in Control

“Change in Control” means the occurrence of any of the following events:

(i)	the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder, including, without limitation, Rule 13d-5(b)) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of Sprint that represent 30% or more of the combined voting power of Sprint’s then outstanding voting securities, other than

(A)	an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint or by any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint, or

(B)	an acquisition of voting securities by Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of the stock of Sprint, or

(C)	an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);

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(ii)	a change in the composition of the Board that causes less than a majority of the directors of Sprint to be directors that meet one or more of the following descriptions:

(A)	a director who has been a director of Sprint for a continuous period of at least 24 months, or

(B)	a director whose election or nomination as director was approved by a vote of at least two-thirds of the then directors described in clauses (ii)(A), (B), or (C) by prior nomination or election, but excluding, for the purpose of this subclause (B), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or (z) tender offer, merger, sale of substantially all of Sprint’s assets, consolidation, reorganization, or business combination that would be a Change in Control under clause (iii) on consummation thereof, or

(C)	who were serving on the Board as a result of the consummation of a transaction described in clause (iii) that would not be a Change in Control under clause (iii);

(iii)	the consummation by Sprint (whether directly involving Sprint or indirectly involving Sprint through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of Sprint’s assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction

(A)	that results in Sprint’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of Sprint or the person that, as a result of the transaction, controls, directly or indirectly, Sprint or owns, directly or indirectly, all or substantially all of Sprint’s assets or otherwise succeeds to the business of Sprint (Sprint or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)	after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board’s approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time), and

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(C)	after which no person or group beneficially owns voting securities representing 30% or more of the combined voting power of the Successor Entity; provided, however, no person or group shall be treated for purposes of this clause (C) as beneficially owning 30% or more of combined voting power of the Successor Entity solely as a result of the voting power held in Sprint prior to the consummation of the transaction; or

(iv)	a liquidation or dissolution of Sprint.

For purposes of clarification, (x) a change in the voting power of Sprint voting securities based on the relative trading values of Sprint’s then outstanding securities as determined pursuant to Sprint’s Articles of Incorporation, or (y) an acquisition of Sprint securities by Sprint that, in either case, by itself (or in combination only with the other event listed in this sentence) causes the Sprint voting securities beneficially owned by a person or group to represent 30% or more of the combined voting power of Sprint’s then outstanding voting securities, is not to be treated as an “acquisition” by any person or group for purposes of clause (i) above. For purposes of clause (i) above, Sprint makes the calculation of voting power as if the date of the acquisition were a record date for a vote of Sprint’s shareholders, and for purposes of clause (iii) above, Sprint makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of Sprint’s shareholders.

6.08.	CIC Benefits

“CIC Benefits” shall have the meaning as defined in Section 4.02 of this Agreement.

6.09.	CIC Good Reason

“CIC Good Reason” means the occurrence, within a CIC Protected Period, of any one or more of the following events or circumstances without Executive’s prior written consent unless one or more of the events or circumstances are corrected, in all material respects, in accordance with Section 1.04(c) of this Agreement:

(i)	a substantial adverse alteration in the nature or status of Executive’s duties from those in effect immediately before the Change in Control, any reduction in job grade or any substantial adverse alteration of Executive’s title from that in effect immediately before the Change in Control;

(ii)	a reduction by the Company in Executive’s Base Salary as in effect on the Effective Date or as the same may be increased from time to time, except for across-the-board salary reductions similarly affecting all officers of the Company and all officers of any person in control of the Company;

(iii)	the failure by the Company, without Executive’s consent, to pay to Executive any portion of Executive’s current compensation within seven days of the date it is

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due, except pursuant to an across-the-board compensation deferral similarly affecting all officers of the Company and all officers of any person in control of the Company;

(iv)	(A) the relocation of the Company’s principal executive offices to a location outside the metropolitan area in which such offices are located immediately before the Change in Control; or (B) the Company’s requiring Executive to be based anywhere other than the Company’s principal executive offices except for required travel on the Company’s business to an extent substantially consistent with Executive’s present business travel obligations; or (C) the Company’s requiring Executive to travel to an extent substantially inconsistent with Executive’s business travel obligations as in effect immediately before the Change in Control;

(v)	a substantial and involuntary adverse alteration in the physical conditions under or in which Executive is expected to perform Executive’s duties, other than an alteration similarly affecting all officers of the Company and all officers of any person in control of the Company;

(vi)	the Company’s failure to continue in effect any compensation plan in which Executive participated immediately before the Change in Control and that is material to Executive’s total compensation, including but not limited to the Incentive Plan or any substitute plans adopted before the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the Company’s failure to continue Executive’s participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of Executive’s participation relative to other Senior Officers, as existed at the time of the Change in Control;

(vii)	the Company’s failure to continue to provide Executive with benefits substantially similar in the aggregate to those he enjoyed under any of the Company’s benefit plans in which Executive was participating at the time of the Change in Control; the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive Executive of any material fringe benefit enjoyed by Executive at the time of the Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive is entitled on the basis of years of service with the Company in accordance with the Company’s normal vacation policy in effect at the time of the Change in Control; unless, in any of the foregoing events, an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such benefits;

(viii)	the Company’s failure to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 7 hereof; or

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(ix)	the Company’s attempt to terminate Executive’s employment without complying with the procedures set forth in Section 1.04; any such attempt shall not be effective.

6.10.	CIC Protected Period

“CIC Protected Period” means a period commencing on the date of a Change in Control and ending on the earlier to occur of (A) the two year anniversary of the date of the Change in Control or (B) the day before the End Date.

6.11.	CIC Severance Period

“CIC Severance Period” shall have the meaning as defined in Section 4.02(i) of this Agreement.

6.12.	CIC Termination Period Incentive Payout

“CIC Termination Period Incentive Payout” means an amount equal to the weighted average of (1) the Actual Incentive Payout for the Termination Performance Period and (2) Executive’s Targeted Compensation for the Termination Performance Period. The weights in the weighted average will be, for the amount in clause (1), the number of months in the Performance Period occurring before the Termination Date, and, for clause (2), the number of months in the Performance Period occurring after the Termination Date and before the end of the CIC Severance Period, in each case divided by the number of months in the Performance Period. In determining the number of months, the Termination Date will be rounded to the nearest month, rounding to the beginning of the month if the Termination Date falls on or before the 15th of the month and to the beginning of the following month if the Termination Date falls after the 15th of the month.

6.13.	Committee

“Committee” means the Compensation Committee of the Board or any successor committee primarily responsible for executive compensation.

6.14.	Competitive Employment

“Competitive Employment” means the performance of duties or responsibilities, or the supervision of individuals performing such duties or responsibilities, for a Competitor

(i) (A)	that are of a similar nature or employ similar professional or technical skills (for example, executive, managerial, marketing, engineering, legal, etc.) to those employed by Executive in his performance of services for the Company at any time during the two years before the Termination Date, and

(B)	that relate to products or services that are competitive with any of the Company’s products or services with respect to which Executive performed services for the Company at any time during the two years before the Termination Date,

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or

(ii)	in the performance of which, Proprietary Information to which Executive had access at any time during the two-year period before the Termination Date could be of substantial economic value to the Competitor.

6.15.	Competitor

Because of the highly competitive, evolving nature of the Company’s industry, the identities of companies in competition with the Company are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement.

“Competitor” means any one or more of the following

(i)	any person doing business in the United States or any of its Divisions employing Executive if the person or its Division receives at least 15% of its gross operating revenues from providing communications services of any type (for example, voice, data, including Internet, and video), employing any transmission medium (for example, wireline, wireless, or any other technology), over any distance (for example, local, long-distance, and distance insensitive services), using any protocol (for example, circuit-switched, or packet-based, such as Internet Protocol), or services or capabilities ancillary to such communications services (for example, network security services);

(ii)	any person doing business in the United States or any of its Divisions employing Executive if the person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company receives at least 3% of its gross operating revenues;

(iii)	any person doing business in the United States, or any of its Divisions employing Executive, operating for less than 5 years a line of business from which the Company derives at least 3% of its gross operating revenues, notwithstanding such person’s or Division’s lack of substantial revenues in such line of business; or

(iv)	any person doing business in the United States, or any of its Divisions employing Executive, if the person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company has operated for less than 5 years, notwithstanding the Company’s lack of substantial revenues in such line of business.

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For purposes of the foregoing, gross operating revenues of the Company and such other person shall be those of the Company or such person, together with their Consolidated Affiliates, but those of any Division employing or proposing to employ Executive shall be on a stand-alone basis, all measured by the most recent available financial information of both the Company and such other person or Division at the time Executive accepts, or proposes to accept, employment with or to otherwise perform services for such person. If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on Executive to demonstrate that such person is not a Competitor.

6.16.	Consolidated Affiliate

“Consolidated Affiliate” means, with respect to any person, all Affiliates and Subsidiaries of such person, if any, with whom the financial statements of such person are required, under generally accepted accounting principles, to be reported on a consolidated basis.

6.17.	Division

“Division” means any distinct group or unit organized as a segment or portion of a person that is devoted to the production, provision, or management of a common product or service or group of related products or services, regardless of whether the group is organized as a legally distinct entity.

6.18.	Employment Term

“Employment Term” shall have the meaning as defined in Section 1.03 of this Agreement.

6.19.	End Date

“End Date” shall have the meaning as defined in Section 1.03 of this Agreement.

6.20.	Final Targeted Compensation

“Final Targeted Compensation” means the Targeted Compensation of Executive for the Termination Performance Period.

6.21.	FON Common Stock

“FON Common Stock” means Sprint’s FON Common Stock, Series 1, $2.00 par value per share.

6.22.	Incentive Plan

“Incentive Plan” means the Company’s Management Incentive Plan, together with other incentive compensation plans specifically approved for this purpose by the Committee.

6.23.	Non-CIC Benefits

“Non-CIC Benefits” shall have the meaning as defined in Section 4.01 of this Agreement.

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6.24.	Non-CIC Good Reason

“Non-CIC Good Reason” means the occurrence of any one or more of the following events or circumstances without Executive’s prior written consent unless one or more of the events or circumstances are corrected, in all material respects, in accordance with Section 1.04(d) of this Agreement:

(i)	unless the Company first offers to Executive a position having an equal or greater grade rating, reassignment of Executive from his then current position with the Company to a position having a lower grade rating, in each case under the Company’s methodology of rating employment positions for its employees generally;

(ii)	a reduction within any 24-month period (other than an across-the-board reduction similarly affecting all Senior Officers) of Executive’s Targeted Total Compensation to an amount that is less than 90% of Executive’s highest Targeted Total Compensation during the 24-month period; or

(iii)	the Company’s requiring that Executive be based anywhere other than the Kansas City metropolitan area.

6.25.	Non-CIC Severance Period

“Non-CIC Severance Period” shall have the meaning as defined in Section 4.01(i) of this Agreement.

6.26.	Non-CIC Termination Period Incentive Payout

“Non-CIC Termination Period Incentive Payout” means an amount equal to the weighted average of (1) the Actual Incentive Payout for the Termination Performance Period and (2) the Capped Incentive Payout for the Termination Performance Period. The weights in the weighted average will be for the amount in clause (1), the number of months in the Performance Period occurring before the Termination Date, and, for clause (2), the number of months in the Performance Period occurring after the Termination Date and before the end of the Non-CIC Severance Period, in each case divided by the number of months in the Performance Period. In determining the number of months, the Termination Date will be rounded to the nearest month, rounding to the beginning of the month if the Termination Date falls on or before the 15th of the month and to the beginning of the following month if the Termination Date falls after the 15th of the month.

6.27.	Non-Compete Period

“Non-Compete Period” means the 18-month period beginning on the Termination Date. If Executive breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be extended for an additional period equal to the period the breach or violation continues.

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6.28.	PCS Common Stock

“PCS Common Stock” means Sprint’s PCS Common Stock, Series 1, $1.00 par value per share.

6.29.	Performance Measure

“Performance Measure” means, with respect to any Performance Period, a measure, expressed as a percentage, of the extent to which the performance goals were achieved, as determined by the Committee, during the Performance Period.

6.30.	Performance Period

“Performance Period” means a period of time under the Incentive Plan for which the Committee establishes performance goals for the Company’s business units and authorizes payment of incentive compensation based on a measure of the extent to which those goals were achieved during the period.

6.31.	Prior Awards

“Prior Awards” shall have the meaning as defined in the fifth Recital to this Agreement.

6.32.	Post I Termination Performance Period

“Post I Termination Performance Period” means the Performance Period immediately following the Termination Performance Period.

6.33.	Post II Termination Performance Period

“Post II Termination Performance Period” means the Performance Period immediately following the Post I Termination Performance Period.

6.34.	Proceeding

“Proceeding” shall have the meaning as defined in Section 3.08 of this Agreement.

6.35.	Proprietary Information

“Proprietary Information” means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, or process) and other confidential and proprietary information concerning the products, processes, or services of the Company or the Company’s affiliates, including but not limited to: computer programs, unpatented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, organizational, or research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of the Company, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers, acquisitions or other transactions which

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information: (i) has not been made known generally to the public, and (ii) is useful or of value to the current or anticipated business, or research or development activities of the Company or of any customer or supplier of the Company, or (iii) has been identified to Executive as confidential by the Company, either orally or in writing.

6.36.	Restrictive Covenants

“Restrictive Covenants” means those covenants applicable to Executive set forth in Section 3.02 through 3.07 of this Agreement.

6.37.	Senior Officer

“Senior Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (or any successor statute or statutes thereto), and the rules and regulations promulgated thereunder.

6.38.	Severance Agreement

“Severance Agreement” shall have the meaning as defined in the fourth recital to this Agreement.

6.39.	Subsidiary

“Subsidiary” means, with respect to any person (the “Controlling Person”), all other persons (the “Controlled Persons”) in whom the Controlling Person, alone or in combination with one or more of its Subsidiaries, owns or controls more than 50% of the management or voting rights, together with all Subsidiaries of such Controlled Persons.

6.40.	Targeted Compensation

“Targeted Compensation” means the amount established by the Committee that would be the payout under the Incentive Plan, if the Performance Measure for the Performance Period were 100%.

6.41.	Targeted Total Compensation

“Targeted Total Compensation” means, as of any time, the sum of Executive’s (1) Base Salary, (2) Targeted Compensation, and (3) targeted value of his annual stock option award, annual restricted stock or restricted stock unit award (ignoring the value of the options, restricted stock or restricted stock units granted before the Effective Date) as adopted by the Committee.

6.42.	Termination Date

“Termination Date” means (i) in the case of a termination of Executive’s employment by reason of Executive’s death, Executive’s date of death, (ii) in the case of a termination of Executive’s employment by reason of a Non-CIC Good Reason, the date which is thirty (30) days after the notice of termination is given, and (iii) in all other cases, the date of any notice of termination or the date, if any, on which the notice declares itself to be effective (but in no event later than the 60th day after the date on which such notice is given).

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6.43.	Termination Performance Period

“Termination Performance Period” means the Performance Period in which Executive’s Termination Date occurs.

6.44.	Total Disability

“Total Disability” shall have the same meaning as in Sprint’s Long-Term Disability Plan, as amended from time to time or any successor plan.

7.	Assignability, Binding Nature

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (in the case of Executive), and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that they may be assigned or transferred to any subsidiary of Sprint or pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, but only if the assignee or transferee becomes the successor to all or substantially all of the assets of the Company and assumes the liabilities, obligations, and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it will take whatever action it legally can in order to cause the assignee or transferee to expressly assume the liabilities, obligations, and duties of the Company hereunder.

No rights or obligations of Executive under this Agreement may be assigned or transferred by Executive other than his rights to compensation and benefits, which may be transferred only in connection with Executive’s estate planning objectives or by will or operation of law. If Executive should die or become disabled while any amount is owed but unpaid to Executive hereunder, all such amounts, unless otherwise provided herein, shall be paid to Executive’s legal guardian or to his devisee, legatee or other designee, as the case may be, or if there is no such designee, to Executive’s estate.

8.	Amendment

This Agreement may be amended, modified, or canceled only by mutual agreement of the parties in writing.

9.	Applicable Law

The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Kansas, without regard to the conflict of law provisions of any state.

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10.	Tax Withholding

All payments made pursuant to this Agreement shall be subject to applicable federal, state and local income and other withholding taxes, and to other applicable withholdings or deductions elected by Executive or otherwise required by law or judicial process.

11.	Severability

The parties intend the various provisions of this Agreement to be severable and to constitute independent and distinct binding obligations. If any provision of this Agreement is determined to be invalid, illegal, or incapable of being enforced, in whole or in part, it shall not affect or impair the validity of any other provision or part of this Agreement, and the provision or part shall be deemed modified to the minimum extent required to permit enforcement. Upon such a determination that any term or other provision is invalid, illegal, or incapable of being enforced, the court or arbitrator, as applicable, shall have the authority to so modify the provision or term. If the provision or term is not modified by the court or arbitrator, the parties must negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions of this Agreement are preserved to the greatest extent possible.

12.	Waiver of Breach

No waiver by any party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by the other party of any similar or dissimilar provisions and conditions at the same or any prior or subsequent time. The failure of either party to take any action by reason of such breach will not deprive the party of the right to take action at any time while the breach continues.

13.	Notices

Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or prepaid overnight courier to the parties at the addresses set forth below or at such other addresses as shall be specified by the parties by like notice:

If to Executive:	If to the Company:

Michael W. Stout	Sprint Corporation Attn: Corporate Secretary 6200 Sprint Parkway Overland Park, KS 66251 with copy to: Sprint Corporation Attn: General Counsel 6200 Sprint Parkway Overland Park, KS 66251

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or to the latest address furnished by Executive to the Company for purposes of general communications.

Each party, by written notice furnished to the other party, may modify the applicable delivery address, but any notice of change of address shall be effective only upon receipt. Such notices, demands, claims and other communications shall be deemed given in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail, but in no event will any such communications be deemed to be given later than the date they are actually received.

14.	Survivorship

Upon the expiration or other termination of this Agreement, the respective rights and obligations of the parties shall survive the expiration or other termination to the extent necessary to carry out the intentions of the parties under this Agreement. In particular, without limiting the generality of the preceding sentence, any obligation of the Company to make payments or provide services under Section 4 shall continue beyond the end of the Employment Term and the obligations and covenants of Executive set forth in Section 3, and the rights and remedies of the Company with respect thereto, shall continue beyond the Employment Term to the extent contemplated therein.

15.	Entire Agreement

Except as otherwise noted herein, this Agreement constitutes the entire agreement between the parties concerning the subject matter specifically addressed herein and, except for the terms and provisions of any other employee benefit or other compensation plans (or any agreements or awards thereunder) referred to herein or contemplated hereby, this Agreement supersedes

(i)	all prior and contemporaneous oral agreements, if any, between the parties relating to the subject matter specifically addressed herein; and

(ii)	subject to Section 2.05, the Severance Agreement.

16.	Headings

The headings in this Agreement are for convenience of reference only and will not affect the construction of any of its provisions.

17.	Counterparts

This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

[The remainder of this page has intentionally been left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth above.

SPRINT CORPORATION

By:	/s/ Claudia S. Toussaint
Claudia S. Toussaint, Vice President Law -
Corporate Governance and Corporate Secretary

SPRINT/UNITED MANAGEMENT COMPANY

By:	/s/ James G. Kissinger
James G. Kissinger, Senior Vice
President—Human Resources

/s/ Michael W. Stout
Michael W. Stout, “Executive”

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Exhibit A

Boards of Directors of For-Profit Businesses

NONE

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Employment Agreement

(With Enhanced Change-in-Control Benefits)

THIS EMPLOYMENT AGREEMENT (this “Agreement”) is dated as of December 3, 2003 (the “Effective Date”), by and among SPRINT CORPORATION, a Kansas corporation (“Sprint”), SPRINT/UNITED MANAGEMENT COMPANY, a Kansas corporation and subsidiary of Sprint (“SUMC”) (Sprint, SUMC and the subsidiaries of Sprint are collectively referred to herein as the “Company”), and KATHRYN A. WALKER (“Executive”).

Recitals

1.	Because the Company is mindful of Executive’s substantial contributions to the Company and of her attractiveness in the competitive marketplace, both within and outside of the telecommunications industry, it desires to insure her continued employment with the Company, it desires to encourage her to maintain and increase her ownership of Company stock, and it desires to provide her appropriate compensation arrangements that continue to motivate her to focus on and increase shareholder value.

2.	Executive has been, and now is, serving as Executive Vice President—Network Services.

3.	The Company desires to secure the continued long-term employment of Executive.

4.	Executive and the Company entered into a Special Compensation and Non-Compete Agreement, dated February 8, 1999 (the “Severance Agreement”).

5.	The Company granted Executive certain “Stock-Based Awards” in, and as such term is defined under, the Severance Agreement (the “Prior Awards”), and the Company and Executive desire to continue the vesting, acceleration, and other terms of the Prior Awards as set forth in the Severance Agreement but to supersede all other aspects of the Severance Agreement by this Agreement.

6.	Certain capitalized terms used herein are defined parenthetically throughout this Agreement or defined in Section 6 of this Agreement.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which consideration is mutually acknowledged by the parties, the parties hereby agree as follows:

1.	Employment and Termination

1.01.	Conditions of Employment

Subject to the terms of this Agreement, the Company hereby agrees to employ Executive as Executive Vice President—Network Services, with such authority, power, responsibilities, and duties customarily exercised by a person holding such position in a company of the size and nature of the Company.

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1.02.	Performance of Duties

Executive shall, during her employment with the Company, owe an undivided duty of loyalty to the Company and agrees to use her best efforts to promote and develop the business of the Company. Executive agrees that, during her employment with the Company, she must devote her full business time, energies, and talents to serving as a senior executive officer of the Company and that she shall perform her duties faithfully and efficiently subject to the directions of the Board. Notwithstanding the foregoing, Executive may, subject in all cases to the Company’s Principles of Business Conduct (or any successor code of conduct) (i) serve as a director, trustee, or officer or otherwise participate in not-for-profit educational, welfare, social, religious, and civic organizations; (ii) serve as a director of any for-profit business listed on Exhibit A hereto or, with the prior consent of the Board, serve as a director of any for-profit business that is not a Competitor; and (iii) acquire passive investment interests in one or more entities, to the extent that the other activities do not inhibit or interfere with the performance of Executive’s duties under this Agreement, or to the knowledge of Executive conflict in any material way with the business or policies of the Company.

1.03.	Term of Employment

The term of Executive’s employment under this Agreement (the “Employment Term”) begins on the Effective Date and ends on Executive’s 65th birthday (the “End Date”). This Agreement sets forth certain terms of Executive’s employment during the Employment Term, the consequences of any termination of employment during the Employment Term, and the terms of certain restrictive covenants by Executive during and after the Employment Term. The Company and Executive agree that the employment relationship is at will, and either party may terminate the employment relationship for any reason in accordance with the procedures and with the consequences set forth in this Agreement.

1.04.	Procedures for Termination

(a)	General Procedures

Except as set forth below, any purported termination of this Agreement or of Executive’s employment by the Company or by Executive during the Employment Term, other than by Executive’s death, shall be communicated by a written notice of termination to the other party hereto delivered in accordance with Section 13 below indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated. Any such termination will be effective on the Termination Date.

(b)	Cause Termination

The Company may not terminate Executive’s employment for Cause during the Employment Term until it delivers to Executive a written notice stating that Executive is guilty of conduct constituting Cause by reference to one or more clauses of Section 6.06 and specifying the particulars thereof in reasonable detail.

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(c)	CIC Good Reason Termination

Executive may terminate her employment for CIC Good Reason during the Employment Term only within the CIC Protected Period following written notice and an opportunity for the Company to cure; provided, however, that Executive may not give notice of termination for CIC Good Reason during any Period in which Executive is unable to substantially perform her duties with the Company due to physical or mental illness. In order to effect a termination for CIC Good Reason, Executive must, within 60 days following the event or circumstance giving rise to Executive’s claim, deliver a written notice to the Company that sets forth the specific event or circumstance giving rise to CIC Good Reason by reference to one or more clauses of the definition of CIC Good Reason set forth in Section 6.09 of this Agreement. If, within 30 days following notice from Executive, the Company corrects, in all material respects, the events or circumstances giving rise to Executive’s claim for CIC Good Reason, Executive shall not be entitled to terminate her employment for CIC Good Reason by reason of such event or circumstance.

(d)	Non-CIC Good Reason Termination

Executive may terminate her employment for Non-CIC Good Reason any time during the Employment Term following written notice and an opportunity for the Company to cure. In order to effect a termination for Non-CIC Good Reason, Executive must deliver a written notice to the Company within 60 days following the event or circumstance giving rise to Executive’s claim of Non-CIC Good Reason. The notice must set forth the specific event or circumstance giving rise to Non-CIC Good Reason by reference to one or more clauses of the definition of Non-CIC Good Reason set forth in Section 6.24 of this Agreement. If, within 30 days following notice from Executive, the Company corrects, in all material respects, the events or circumstances giving rise to Executive’s claim for Non-CIC Good Reason, Executive shall not be entitled to terminate her employment for Non-CIC Good Reason by reason of such event or circumstance.

(e)	Payment of Compensation Earned Through Termination Date

Upon a termination of Executive’s employment hereunder for any reason, Executive or, in the event of her death, Executive’s estate, in addition to any other payments or benefits to which Executive may be entitled hereunder, is entitled to

(i)	Executive’s Base Salary prorated through the Termination Date,

(ii)	any payment under the Incentive Plan for Performance Periods ending before the Termination Date, unless eliminated or reduced, and then only to the extent that such payments are eliminated or reduced, for all Senior Officers continuing employment with the Company, and

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(iii)	any vacation pay for vacation accrued by Executive in the calendar year of termination but not taken at the Termination Date.

Except as otherwise provided herein, the Company must pay any other employee benefits to which Executive is entitled by reason of her employment to Executive or her estate at the time or times required by the terms of the applicable Company plan or policy.

(f)	Effect of Termination on Other Positions

If, on the Termination Date, Executive (i) is a member of the Board or any board of directors of one of Sprint’s subsidiaries, (ii) serves on the board of directors of any other corporation by nomination, appointment, or designation by Sprint or any of its subsidiaries, or (iii) holds any other position with Sprint or any of its subsidiaries, Executive shall, unless otherwise agreed to by the Company, be deemed to have resigned from all such positions as of the Termination Date. Executive agrees to execute such documents and take such other actions as the Company may request to reflect such resignations.

(g)	Condition to Certain Payments

Payments under Section 4 are conditioned on Executive’s compliance with the requirements of Section 4.03(b).

(h)	Exit Interview

At the Company’s request, Executive shall participate in an exit interview prior to Executive’s last day worked as an employee of the Company to provide for the orderly transition of her duties, to arrange for the return of the Company’s property, to discuss her intended new employment, and to discuss and complete such other matters as may be necessary to ensure full compliance with this Agreement.

2.	Compensation

Subject to the terms of this Agreement, during the Employment Term, while Executive is employed by the Company, the Company will compensate her for her services as follows:

2.01.	Base Salary

Executive shall receive an annual base salary in an amount not less than her annual salary on the Effective Date, payable in monthly or more frequent installments in accordance with the Company’s payroll policies and practices (such annual base salary as adjusted pursuant to this Section 2.01 shall hereinafter be referred to as the “Base Salary”). Executive’s Base Salary shall be reviewed, and may be increased but not decreased below the rate in effect on the Effective Date (other than across-the-board reductions similarly affecting all Senior Officers), by the Board in a manner that is fair and pursuant to its normal performance review policies for Senior Officers.

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2.02.	Incentive Payments

Executive will continue to participate in the Incentive Plan, subject to its terms and conditions as they may from time to time be established, amended, interpreted, or terminated in accordance with the Company’s plans or policies governing such benefits to the Company’s Senior Officers generally. Executive’s Targeted Compensation under the Incentive Plan shall be reviewed, and may be increased but not decreased below her Targeted Compensation in effect in 2003 (other than across-the-board reductions similarly affecting all Senior Officers), by the Board in a manner that is fair and pursuant to its normal performance review policies for Senior Officers.

2.03.	Employee Benefits

The Company will provide Executive with the employee benefits (including, without limitation, life, disability, medical and dental insurance coverage, participation in the Company’s Executive Deferred Compensation Plan, Savings Plan, and the Pension Plan, and other benefits generally provided to Senior Officers) that are no less favorable in the aggregate to Executive than those provided to her as of the Effective Date, subject to amendment, modification, interpretation by the Company, or termination in accordance with the Company’s plans or policies governing such benefits to Senior Officers generally.

2.04.	Expense Reimbursement

The Company will reimburse Executive for reasonable out-of-pocket expenses incurred and accounted for in accordance with the policies and procedures of the Company for Senior Officers generally, as they may from time to time be established, interpreted, amended, or terminated.

2.05.	Prior Awards Remain Outstanding

The Prior Awards shall remain outstanding, and the terms and conditions of the Prior Awards shall continue to be governed by the provisions of the Severance Agreement pertaining to the vesting and acceleration of the Prior Awards, and the Prior Awards shall be considered continuing partial consideration for the execution of this Agreement.

3.	Executive Covenants

3.01.	Principles of Business Conduct

Executive shall adhere in all respects to the Company’s Principles of Business Conduct (or any successor code of conduct) as they may from time to time be established, interpreted, amended, or terminated.

3.02.	Proprietary Information

Executive acknowledges that during the course of her employment she has learned or will learn or develop Proprietary Information. Executive further acknowledges that unauthorized disclosure or use of such Proprietary Information, other than in discharge of Executive’s duties, will cause the Company irreparable harm. Except in the course of her employment with the Company under this Agreement, in the pursuit of the business of the Company, or as otherwise

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required in employment with the Company, Executive shall not, during the course of her employment or at any time following termination of her employment, directly or indirectly, disclose, publish, communicate, or use on her behalf or another’s behalf, any Proprietary Information. If during or after her employment Executive has any questions about whether particular information is Proprietary Information she shall consult with the Company’s Corporate Secretary or other representative designated by the Company.

Executive also agrees to promptly disclose to the Company any information, ideas, or inventions made or conceived by her that result from or are suggested by services performed by her for the Company under this Agreement, and to assign to the Company all rights pertaining to such information, ideas, or inventions. Knowledge or information of any kind disclosed by Executive to the Company shall be deemed to have been disclosed without obligation on the part of the Company to hold the same in confidence, and the Company shall have the full right to use and disclose such knowledge and information without compensation to Executive beyond that specifically provided in this Agreement.

3.03.	Non-Competition

During Executive’s employment with the Company and during the Non-Compete Period, Executive shall not engage in Competitive Employment, whether paid or unpaid and whether as a consultant, employee, or otherwise. This provision shall not apply if, within one year following a Change in Control:

(i)	the Company terminates Executive’s employment with the Company for any reason other than for Cause or Total Disability; or

(ii)	Executive terminates her employment with the Company for CIC-Good Reason.

If Executive ceases to be employed by the Company because of the sale, spin-off, divestiture, or other disposition by the Company of a subsidiary, division, or other divested unit employing Executive, this provision shall continue to apply during the Non-Compete Period, except that Executive’s continued employment for the subsidiary, division, or other divested unit disposed of by the Company shall not be deemed a violation of this provision.

Executive agrees that because of the worldwide nature of the Company’s business, breach of this Agreement by accepting Competitive Employment would irreparably injure the Company and that, therefore, a limited geographic restriction is neither feasible nor appropriate to protect the Company’s interests.

3.04.	Inducement of Employees, Customers and Others

During Executive’s employment with the Company and during the Non-Compete Period, Executive shall not directly or indirectly solicit, induce, or encourage any employee, consultant, agent, or customer of the Company, or vendor or other parties doing business with the Company, to terminate their employment, agency, or other relationship with the Company or to render services for or transfer business to any Competitor, and Executive shall not initiate discussion with any such person for any such purpose or authorize or knowingly cooperate with the taking of any such actions by any other individual or entity on behalf of the Competitor.

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3.05.	No Adverse Actions

During the Non-Compete Period, Executive shall not, without the prior written consent of the Company, in any manner, solicit, request, advise, or assist any other person to (a) undertake any action that would be reasonably likely to, or is intended to, result in a Change in Control, or (b) seek to control in any material manner the Board.

3.06.	Return of Property

Executive shall, upon her Termination Date, return to the Company all property of the Company in her possession, including all notes, reports, sketches, plans, published memoranda, or other documents, whether in hard copy or in electronic form, created, developed, generated, received, or held by Executive during her employment, concerning or related to the Company’s business, whether containing or relating to Proprietary Information or not. Executive shall not remove, by e-mail, by removal of computer discs or hard drives, or by other means, any of the above property containing Proprietary Information, or reproductions or copies thereof, or any apparatus from the Company’s premises without the Company’s written consent.

3.07.	Mutual Non-disparagement

Executive agrees to refrain from making any statements about the Company or its officers or directors that would disparage, or reflect unfavorably upon the image or reputation of the Company or any such officer or director. The Company agrees to use reasonable efforts to prevent its directors and officers from making any statements about Executive that would disparage, or reflect unfavorably upon the image or reputation of, Executive.

3.08.	Assistance with Claims

Executive agrees that, consistent with Executive’s business and personal affairs, during and after her employment by the Company, she will assist the Company in the defense of any claims or potential claims that may be made or threatened to be made against it in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (“Proceeding”) and will assist the Company in the prosecution of any claims that may be made by the Company in any Proceeding, to the extent that such claims may relate to Executive’s services provided under this Agreement.

Executive agrees, unless precluded by law, to promptly inform the Company if Executive is asked to participate (or otherwise become involved) in any Proceeding involving such claims or potential claims.

Executive also agrees, unless precluded by law, to promptly inform the Company if Executive is asked to assist in any investigation (whether governmental or private) of the Company (or its actions), regardless of whether a lawsuit has then been filed against the Company with respect to such investigation. The Company agrees to reimburse Executive for all of Executive’s reasonable out-of-pocket expenses associated with such assistance, including travel expenses and any attorneys’ fees and shall pay a reasonable per diem fee (equal to 1/250th of her Base Salary rate at her Termination Date) for Executive’s services.

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3.09.	Key Man Life Insurance

The Company may, at its discretion, purchase for its own benefit and at its own expense, key man life insurance on the life of Executive. Neither Executive nor Executive’s spouse or dependents shall have any right, title, or interest in or to such insurance or the proceeds thereof. Executive agrees to cooperate with the life insurance company and the Company in the insurance underwriting process, including submitting to a physical examination and other tests necessary to secure coverage, and signing all appropriate applications and written forms as may be required by the insurance company.

4.	Payments On Certain Terminations

4.01.	Payments on Certain Terminations Not in Connection with Change in Control

If, during the Employment Term but not within a CIC Protected Period, (a) the Company terminates Executive’s employment with the Company for any reason other than (x) Cause or (y) Executive’s Total Disability or (b) Executive terminates her employment with the Company for Non-CIC Good Reason, then Executive shall, subject to Section 2.05 and the other applicable provisions of this Section 4, be entitled to the following payments and benefits (the “Non-CIC Benefits”) in lieu of any other payments or benefits available under Section 4.02 below or under any and all Company separation plans or policies:

(i)	The Company will pay Executive her Base Salary, in equal installments in arrears and on the same schedule as paid before her Termination Date, for a period (the “Non-CIC Severance Period”) commencing on the Termination Date and ending on the earlier to occur of (A) the date 18 months after the Termination Date, or (B) the End Date, at the rate in effect on her Termination Date.

(ii)	The Company will pay Executive, at the time and in the amounts set forth immediately below, Executive’s (x) bonus amount earned under the Incentive Plan for that portion of the Termination Performance Period ending on Executive’s Termination Date and (y) the bonus amount under the Incentive Plan for the Non-CIC Severance Period. Such amounts shall be calculated and paid as follows:

(A)	For the Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the Non-CIC Termination Period Incentive Payout.

(B)	For the Post I Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the Capped Incentive Payout for such Performance Period or, alternatively, in the event that the Non-CIC

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Severance Period ends within such Performance Period, the Capped Incentive Payout for such Performance Period prorated through the month in which the Non-CIC Severance Period ends.

(C)	In the event that the Non-CIC Severance Period ends in the Post II Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, the Capped Incentive Payout for such Performance Period prorated through the month in which the Non-CIC Severance Period ends.

For purposes of Sections 4.01(ii) (B) and (C), in determining whether to count the month in which the Non-CIC Severance Period ends, if the end of the Non-CIC Severance Period falls on a date on or before the 15th of a month, such month shall not be counted but, if the end of the Non-CIC Severance Period falls on a date after the 15th of a month, such month shall be counted.

This Section 4.01(ii) assumes that Performance Periods under the Incentive Plan are 12 months in length. To the extent that Performance Periods are greater or lesser than 12 months, the above payout schedule shall be appropriately adjusted by the Company, either by increasing or decreasing the number of Performance Periods in which severance payouts shall be made, such that (i) the final payment made to Executive under this Section 4.01(ii) shall be made at the time payouts are made for the Performance Period in which the Non-CIC Severance Period ends, and (ii) Executive shall receive no less than nor no greater than the amount, using concepts and formulas consistent with those provided in this Section 4.01(ii), that would have accrued and been payable to Executive under the Incentive Plan for the Non-CIC Severance Period had the Performance Periods remained 12 months in length.

(iii)	During the Non-CIC Severance Period, the Company will provide any employee benefit (including, but not limited to, executive medical, dental and life coverage, qualified or nonqualified retirement benefits, and other benefits generally provided to Senior Officers other than country club membership dues and accrual of vacation) that Executive was receiving or was entitled to receive as of the Termination Date, except that long term-disability and short-term disability benefits shall cease on Executive’s last day worked as an employee of the Company, but if Executive becomes employed full-time during the Non-CIC Severance Period, Executive’s entitlement to continued participation in any medical, dental or other group health plan sponsored by the Company shall immediately cease, except that Executive shall retain any rights to continue coverage under the COBRA continuation provisions of such Company’s group health care plans by paying the applicable premium therefor.

(iv)	During the Non-CIC Severance Period, the Company will pay for outplacement counseling by a firm selected by the Company to continue until the earlier of such time as Executive becomes re-employed or the end of the Non-CIC Severance Period.

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(v)	The end of the Non-CIC Severance Period will be treated as Executive’s termination date for purposes of the Company’s stock option and restricted stock programs.

In all events, Executive’s right to receive the Non-CIC Benefits shall cease immediately if Executive is re-employed by the Company or an affiliate of the Company or if Executive breaches the Restrictive Covenants. In all cases, the Company’s rights under Section 5 shall continue.

4.02.	Payments on Certain Terminations in Connection with a Change in Control

If, during the Employment Term and within a CIC Protected Period, (a) the Company terminates Executive’s employment with the Company for any reason other than (x) Cause or (y) Executive’s Total Disability, or (b) Executive terminates her employment with the Company for CIC Good Reason, then Executive shall, subject to Section 2.05 and the other applicable provisions of this Section 4, be entitled to the following payments and benefits (the “CIC Benefits”) in lieu of any other payments or benefits available under Section 4.01 above or under any and all Company separation plans or policies:

(i)	In lieu of any further salary payments to Executive for periods after the Termination Date, the Company will pay Executive an aggregate amount equal to two times Executive’s Base Salary (without regard to any deferred amounts); provided, however, to the extent that Executive terminates her employment because of CIC Good Reason and a reduction in Executive’s Base Salary has occurred which constitutes CIC Good Reason under Section 6.09(ii) of this Agreement, Executive’s Base Salary for the purpose of this Section 4.02(i) shall be Executive’s Base Salary immediately prior to such Base Salary reduction. The payment made pursuant to this Section 4.02(i) shall be paid to Executive in equal installments in arrears and on the same schedule as Executive’s Base Salary was being paid to Executive before the Termination Date for a period (the “CIC Severance Period”) beginning on the Termination Date and ending on the earlier to occur of (A) the date 24 months after the Termination Date or (B) the End Date.

(ii)	In lieu of any payments under, and notwithstanding any provisions of the Incentive Plan, the Company will pay Executive, at the time and in the amounts set forth immediately below, Executive’s (x) bonus amount earned under the Incentive Plan for that portion of the Termination Performance Period ending on Executive’s Termination Date and (y) a bonus amount equal to the amount Executive could have received under the Incentive Plan for the CIC Severance Period. Such amounts shall be calculated and paid as follows:

(A)	For the Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to the CIC Termination Period Incentive Payout.

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(B)	For the Post I Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, an amount equal to Executive’s Final Targeted Compensation or, alternatively, in the event that the CIC Severance Period ends within such Performance Period, Executive’s Final Targeted Compensation prorated through the month in which the CIC Severance Period ends.

(C)	In the event that the CIC Severance Period ends during the Post II Termination Performance Period, the Company will pay Executive, at the time when payouts are made for that Performance Period, Executive’s Final Targeted Compensation prorated through the month in which the CIC Severance Period ends.

For purposes of Sections 4.02(ii) (B) and (C), in determining whether to count the month in which the CIC Severance Period ends, if the end of the CIC Severance Period falls on a date on or before the 15th of a month, such month shall not be counted but, if the end of the CIC Severance Period falls on a date after the 15th of a month, such month shall be counted.

Notwithstanding the above and for the purpose of determining the payout amounts under Sections 4.02(ii)(B) and (C), to the extent that Executive terminates her employment because of CIC Good Reason and a reduction in Executive’s Targeted Compensation has occurred which constitutes CIC Good Reason under Section 6.09(vi) of this Agreement, Executive’s Final Targeted Compensation for purposes of Sections 4.02(ii)(B) and (C) shall be Executive’s Targeted Compensation immediately prior to such Targeted Compensation reduction.

This Section 4.02(ii) assumes that Performance Periods under the Incentive Plan are 12 months in length. To the extent that Performance Periods are greater or lesser than 12 months, the above payout schedule shall be appropriately adjusted by the Company, either by increasing or decreasing the number of Performance Periods in which severance payouts shall be made, such that (i) the final payment made to Executive under this Section 4.02(ii) shall be made at the time payouts are made for the Performance Period in which the CIC Severance Period ends, and (ii) Executive shall receive no less than nor no greater than the amount, using concepts and formulas consistent with those provided in this Section 4.02(ii), that would have accrued and been payable to Executive under the Incentive Plan for the CIC Severance Period had the Performance Periods remained 12 months in length.

(iii)	During the CIC Severance Period, the Company will, in such manner as is selected by the Company in its sole discretion, provide, arrange to provide, or reimburse Executive for any employee benefit (including, but not limited to, executive medical, dental and life coverage, qualified or nonqualified retirement benefits, and other benefits generally provided to Senior Officers other than country club membership dues and accrual of vacation) that Executive was

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receiving or was entitled to receive as of the Termination Date, except that long-term disability and short-term disability benefits shall cease on Executive’s last day worked as an employee of the Company, but if Executive becomes employed full-time during the CIC Severance Period, Executive’s entitlement to continued participation in any medical, dental or other group health plan sponsored by the Company shall immediately cease, except that Executive shall retain any rights to continue coverage under the COBRA continuation provisions of the Company’s group health care plans by paying the applicable premium therefor.

(iv)	During the CIC Severance Period, the Company will pay for outplacement counseling by a firm selected by the Company to continue until the earlier of such time as Executive becomes re-employed or the end of the CIC Severance Period.

(v)	The end of the CIC Severance Period will be treated as Executive’s termination date for purposes of the Company’s stock option and restricted stock programs.

In all events, Executive’s right to receive the CIC Benefits shall cease immediately if Executive is re-employed by the Company or an affiliate of the Company or if Executive breaches any of the Restrictive Covenants. In all cases, the Company’s rights under Section 5 shall continue.

4.03.	Other Provisions Regarding Payments and Benefits

(a)	No Mitigation; No Offset

In the event of any termination of employment resulting in payments under this Section 4, Executive need not seek other employment and, except as expressly provided herein, there shall be no offset against amounts due to Executive under this Agreement on account of any remuneration attributable to any subsequent employment that she may obtain.

(b)	Settlement and Release

The payments and benefits provided for hereunder shall be in full settlement and satisfaction of all of Executive’s claims and demands relating to or arising out of Executive’s employment with the Company or the termination thereof; provided, however, such settlement and release does not apply to (i) any rights or benefits as set forth in this Agreement and (ii) any rights to indemnification to which Executive is entitled under the Company’s Certificate of Incorporation, Bylaws, Kansas common or statutory law, or any other applicable indemnification agreements entered into between Executive and the Company. The Company’s obligation to provide such payments and benefits is expressly made subject to and conditioned upon (i) Executive’s execution, within forty-five (45) days after the Termination Date, of a release of such claims and demands in such form as the Company may reasonably determine and (ii) Executive’s non-revocation of such release in accordance with the terms thereof.

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(c)	Nature of Payments

Any amounts due under this Section 4 are in the nature of severance payments considered to be reasonable by the parties and are not in the nature of a penalty.

(d)	Benefit Plans

If, for any period during which Executive is entitled to continued benefits under this Section 4, the Company reasonably determines that Executive cannot participate in any benefit plan because she is not actively performing services for the Company, then, in lieu of providing benefits under any such plan, the Company shall provide comparable benefits or the cash equivalent of the cost thereof (after taking into account incremental payroll and income tax consequences thereof to Executive and Executive’s dependents as the case may be) to Executive and, if applicable, Executive’s dependents through other arrangements.

(e)	Other Severance Arrangements

Subject to Section 2.05 and except as may be otherwise specifically provided in an amendment of this Section 4.03(e) adopted in accordance with this Agreement, Executive’s rights under Section 4 shall be in lieu of any benefits that may be otherwise payable to or on behalf of Executive pursuant to the terms of the Severance Agreement or any other Company separation plans or policies or any other similar arrangement of the Company providing benefits upon termination of employment.

(f)	Time of Payments

If the amount of any payment provided for in Section 4.01 or 4.02 cannot reasonably be calculated on or before the date on which such payment is due, the Company shall pay to Executive on such date an estimate, as calculated in good faith by the Company, of the minimum amount of such payment and shall pay the remainder of such payments when reasonably calculable.

5.	Enforcement and Equitable Remedies

Executive consents to jurisdiction and venue in the state and federal courts in and for Johnson County, Kansas, for all disputes arising under this Agreement; provided, however, that the Company may seek injunctive relief in any court of competent jurisdiction to enjoin any violation of Sections 3.02 through 3.07 (the “Restrictive Covenants”). Executive acknowledges that the Company would be irreparably injured by a violation of the Restrictive Covenants, and she agrees that the Company, in addition to any other remedies available to it for any breach or threatened breach, shall be entitled to a preliminary or permanent injunction, temporary restraining order, or other equitable relief, restraining Executive from any actual or threatened breach of the Restrictive Covenants. If a bond is required to be posted in order for the Company to secure an injunction or other equitable remedy, the parties agree that the bond need not be more than a nominal sum. THE COMPANY AND EXECUTIVE VOLUNTARILY WAIVE ANY RIGHT TO TRIAL BY JURY AND CONSENT TO A BENCH TRIAL OF ALL DISPUTES ARISING UNDER THIS AGREEMENT.

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If Executive materially breaches any of the Restrictive Covenants or if any of those provisions are held to be unenforceable against Executive, Executive shall return any compensation or benefits paid pursuant to Section 4. Moreover, if Executive’s breach occurs within the five-year period beginning on the “Grant Date”, as defined in the Severance Agreement, Executive shall return to the Company the stock received with respect to the Prior Awards, or, if Executive has disposed of such stock, an amount equal to the fair market value thereof on the date of disposition. This remedy is a return of consideration and shall be in addition to any other remedies. During Executive’s employment with the Company, the Committee shall determine whether Executive has materially breached the Restrictive Covenants, and the Committee’s determination shall be final.

6.	Definitions

As used in this Agreement, the following terms shall have the meanings set forth below.

6.01.	Actual Incentive Payout

“Actual Incentive Payout” means, with respect to a Performance Period, the product of (1) the Performance Measure for the Performance Period and (2) Executive’s Targeted Compensation for the Performance Period.

6.02.	Affiliate

“Affiliate” means, with respect to any person, a person, other than a Subsidiary of such person, (i) controlling, controlled by, or under common control with such person and (ii) any other person with whom such person reports consolidated financial information for financial reporting purposes. “Control” for this purpose means direct or indirect possession by one person of voting or management rights of at least 20% with respect to another person.

6.03.	Base Salary

“Base Salary” shall have the meaning as defined in Section 2.01 of this Agreement.

6.04.	Board

“Board” shall mean the Board of Directors of Sprint.

6.05.	Capped Incentive Payout

“Capped Incentive Payout” means, with respect to a Performance Period under the Incentive Plan, the product of (1) the lesser of (a) 100% and (b) the Performance Measure for the Performance Period and (2) Executive’s Targeted Compensation for the Performance Period.

6.06.	Cause

Termination by the Company of Executive’s employment for “Cause” means termination upon

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(i)	the willful and continued failure by Executive to substantially perform her duties with the Company (other than any such failure resulting from Executive’s incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to Executive by the Company, which demand specifically identifies the manner in which the Company believes that Executive has not substantially performed her duties, or

(ii)	the willful engaging by Executive in conduct that is a violation of the Company’s Principles of Business Conduct (or any successor code of conduct), or

(iii)	the willful act, or failure to act, by Executive that is injurious to the Company, or

(iv)	the willful violation by Executive of any of the Restrictive Covenants.

For purposes of this definition, no act, or failure to act, on Executive’s part shall be deemed “willful” (x) unless done, or omitted to be done, by Executive not in good faith and without reasonable belief that Executive’s action or omission was in the best interest of the Company, or (y) unless done, or omitted to be done, by Executive with reckless disregard for Executive’s duties. Failure to meet performance expectations, unless willful, continuing, and substantial, shall not be considered “Cause.”

6.07.	Change in Control

“Change in Control” means the occurrence of any of the following events:

(i)	the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder, including, without limitation, Rule 13d-5(b)) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of directors (“voting securities”) of Sprint that represent 30% or more of the combined voting power of Sprint’s then outstanding voting securities, other than

(A)	an acquisition by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint or by any employee benefit plan (or related trust) sponsored or maintained by Sprint or any person controlled by Sprint, or

(B)	an acquisition of voting securities by Sprint or a corporation owned, directly or indirectly, by the stockholders of Sprint in substantially the same proportions as their ownership of the stock of Sprint, or

(C)	an acquisition of voting securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii);

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(ii)	a change in the composition of the Board that causes less than a majority of the directors of Sprint to be directors that meet one or more of the following descriptions:

(A)	a director who has been a director of Sprint for a continuous period of at least 24 months, or

(B)	a director whose election or nomination as director was approved by a vote of at least two-thirds of the then directors described in clauses (ii)(A), (B), or (C) by prior nomination or election, but excluding, for the purpose of this subclause (B), any director whose initial assumption of office occurred as a result of an actual or threatened (y) election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board or (z) tender offer, merger, sale of substantially all of Sprint’s assets, consolidation, reorganization, or business combination that would be a Change in Control under clause (iii) on consummation thereof, or

(C)	who were serving on the Board as a result of the consummation of a transaction described in clause (iii) that would not be a Change in Control under clause (iii);

(iii)	the consummation by Sprint (whether directly involving Sprint or indirectly involving Sprint through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of Sprint’s assets or (z) the acquisition of assets or stock of another entity, in each case, other than in a transaction

(A)	that results in Sprint’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of Sprint or the person that, as a result of the transaction, controls, directly or indirectly, Sprint or owns, directly or indirectly, all or substantially all of Sprint’s assets or otherwise succeeds to the business of Sprint (Sprint or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)	after which more than 50% of the members of the board of directors of the Successor Entity were members of the Board at the time of the Board’s approval of the agreement providing for the transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time), and

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(C)	after which no person or group beneficially owns voting securities representing 30% or more of the combined voting power of the Successor Entity; provided, however, no person or group shall be treated for purposes of this clause (C) as beneficially owning 30% or more of combined voting power of the Successor Entity solely as a result of the voting power held in Sprint prior to the consummation of the transaction; or

(iv)	a liquidation or dissolution of Sprint.

For purposes of clarification, (x) a change in the voting power of Sprint voting securities based on the relative trading values of Sprint’s then outstanding securities as determined pursuant to Sprint’s Articles of Incorporation, or (y) an acquisition of Sprint securities by Sprint that, in either case, by itself (or in combination only with the other event listed in this sentence) causes the Sprint voting securities beneficially owned by a person or group to represent 30% or more of the combined voting power of Sprint’s then outstanding voting securities, is not to be treated as an “acquisition” by any person or group for purposes of clause (i) above. For purposes of clause (i) above, Sprint makes the calculation of voting power as if the date of the acquisition were a record date for a vote of Sprint’s shareholders, and for purposes of clause (iii) above, Sprint makes the calculation of voting power as if the date of the consummation of the transaction were a record date for a vote of Sprint’s shareholders.

6.08.	CIC Benefits

“CIC Benefits” shall have the meaning as defined in Section 4.02 of this Agreement.

6.09.	CIC Good Reason

“CIC Good Reason” means the occurrence, within a CIC Protected Period, of any one or more of the following events or circumstances without Executive’s prior written consent unless one or more of the events or circumstances are corrected, in all material respects, in accordance with Section 1.04(c) of this Agreement:

(i)	a substantial adverse alteration in the nature or status of Executive’s duties from those in effect immediately before the Change in Control, any reduction in job grade or any substantial adverse alteration of Executive’s title from that in effect immediately before the Change in Control;

(ii)	a reduction by the Company in Executive’s Base Salary as in effect on the Effective Date or as the same may be increased from time to time, except for across-the-board salary reductions similarly affecting all officers of the Company and all officers of any person in control of the Company;

(iii)	the failure by the Company, without Executive’s consent, to pay to Executive any portion of Executive’s current compensation within seven days of the date it is

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due, except pursuant to an across-the-board compensation deferral similarly affecting all officers of the Company and all officers of any person in control of the Company;

(iv)	(A) the relocation of the Company’s principal executive offices to a location outside the metropolitan area in which such offices are located immediately before the Change in Control; or (B) the Company’s requiring Executive to be based anywhere other than the Company’s principal executive offices except for required travel on the Company’s business to an extent substantially consistent with Executive’s present business travel obligations; or (C) the Company’s requiring Executive to travel to an extent substantially inconsistent with Executive’s business travel obligations as in effect immediately before the Change in Control;

(v)	a substantial and involuntary adverse alteration in the physical conditions under or in which Executive is expected to perform Executive’s duties, other than an alteration similarly affecting all officers of the Company and all officers of any person in control of the Company;

(vi)	the Company’s failure to continue in effect any compensation plan in which Executive participated immediately before the Change in Control and that is material to Executive’s total compensation, including but not limited to the Incentive Plan or any substitute plans adopted before the Change in Control, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to the plan, or the Company’s failure to continue Executive’s participation therein (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of Executive’s participation relative to other Senior Officers, as existed at the time of the Change in Control;

(vii)	the Company’s failure to continue to provide Executive with benefits substantially similar in the aggregate to those she enjoyed under any of the Company’s benefit plans in which Executive was participating at the time of the Change in Control; the taking of any action by the Company that would directly or indirectly materially reduce any of such benefits or deprive Executive of any material fringe benefit enjoyed by Executive at the time of the Change in Control; or the failure by the Company to provide Executive with the number of paid vacation days to which Executive is entitled on the basis of years of service with the Company in accordance with the Company’s normal vacation policy in effect at the time of the Change in Control; unless, in any of the foregoing events, an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such benefits;

(viii)	the Company’s failure to obtain a satisfactory agreement from any successor to assume and agree to perform this Agreement, as contemplated in Section 7 hereof; or

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(ix)	the Company’s attempt to terminate Executive’s employment without complying with the procedures set forth in Section 1.04; any such attempt shall not be effective.

6.10.	CIC Protected Period

“CIC Protected Period” means a period commencing on the date of a Change in Control and ending on the earlier to occur of (A) the two year anniversary of the date of the Change in Control or (B) the day before the End Date.

6.11.	CIC Severance Period

“CIC Severance Period” shall have the meaning as defined in Section 4.02(i) of this Agreement.

6.12.	CIC Termination Period Incentive Payout

“CIC Termination Period Incentive Payout” means an amount equal to the weighted average of (1) the Actual Incentive Payout for the Termination Performance Period and (2) Executive’s Targeted Compensation for the Termination Performance Period. The weights in the weighted average will be, for the amount in clause (1), the number of months in the Performance Period occurring before the Termination Date, and, for clause (2), the number of months in the Performance Period occurring after the Termination Date and before the end of the CIC Severance Period, in each case divided by the number of months in the Performance Period. In determining the number of months, the Termination Date will be rounded to the nearest month, rounding to the beginning of the month if the Termination Date falls on or before the 15th of the month and to the beginning of the following month if the Termination Date falls after the 15th of the month.

6.13.	Committee

“Committee” means the Compensation Committee of the Board or any successor committee primarily responsible for executive compensation.

6.14.	Competitive Employment

“Competitive Employment” means the performance of duties or responsibilities, or the supervision of individuals performing such duties or responsibilities, for a Competitor

(i) (A)	that are of a similar nature or employ similar professional or technical skills (for example, executive, managerial, marketing, engineering, legal, etc.) to those employed by Executive in her performance of services for the Company at any time during the two years before the Termination Date, and

(B)	that relate to products or services that are competitive with any of the Company’s products or services with respect to which Executive performed services for the Company at any time during the two years before the Termination Date,

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or

(ii)	in the performance of which, Proprietary Information to which Executive had access at any time during the two-year period before the Termination Date could be of substantial economic value to the Competitor.

6.15.	Competitor

Because of the highly competitive, evolving nature of the Company’s industry, the identities of companies in competition with the Company are likely to change over time. The following tests, while not exclusive indications of what employment may be competitive, are designed to assist the parties and any court in evaluating whether particular employment is prohibited under this Agreement.

“Competitor” means any one or more of the following

(i)	any person doing business in the United States or any of its Divisions employing Executive if the person or its Division receives at least 15% of its gross operating revenues from providing communications services of any type (for example, voice, data, including Internet, and video), employing any transmission medium (for example, wireline, wireless, or any other technology), over any distance (for example, local, long-distance, and distance insensitive services), using any protocol (for example, circuit-switched, or packet-based, such as Internet Protocol), or services or capabilities ancillary to such communications services (for example, network security services);

(ii)	any person doing business in the United States or any of its Divisions employing Executive if the person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company receives at least 3% of its gross operating revenues;

(iii)	any person doing business in the United States, or any of its Divisions employing Executive, operating for less than 5 years a line of business from which the Company derives at least 3% of its gross operating revenues, notwithstanding such person’s or Division’s lack of substantial revenues in such line of business; or

(iv)	any person doing business in the United States, or any of its Divisions employing Executive, if the person or its Division receives at least 15% of its gross operating revenue from a line of business in which the Company has operated for less than 5 years, notwithstanding the Company’s lack of substantial revenues in such line of business.

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For purposes of the foregoing, gross operating revenues of the Company and such other person shall be those of the Company or such person, together with their Consolidated Affiliates, but those of any Division employing or proposing to employ Executive shall be on a stand-alone basis, all measured by the most recent available financial information of both the Company and such other person or Division at the time Executive accepts, or proposes to accept, employment with or to otherwise perform services for such person. If financial information is not publicly available or is inadequate for purposes of applying this definition, the burden shall be on Executive to demonstrate that such person is not a Competitor.

6.16.	Consolidated Affiliate

“Consolidated Affiliate” means, with respect to any person, all Affiliates and Subsidiaries of such person, if any, with whom the financial statements of such person are required, under generally accepted accounting principles, to be reported on a consolidated basis.

6.17.	Division

“Division” means any distinct group or unit organized as a segment or portion of a person that is devoted to the production, provision, or management of a common product or service or group of related products or services, regardless of whether the group is organized as a legally distinct entity.

6.18.	Employment Term

“Employment Term” shall have the meaning as defined in Section 1.03 of this Agreement.

6.19.	End Date

“End Date” shall have the meaning as defined in Section 1.03 of this Agreement.

6.20.	Final Targeted Compensation

“Final Targeted Compensation” means the Targeted Compensation of Executive for the Termination Performance Period.

6.21.	FON Common Stock

“FON Common Stock” means Sprint’s FON Common Stock, Series 1, $2.00 par value per share.

6.22.	Incentive Plan

“Incentive Plan” means the Company’s Management Incentive Plan, together with other incentive compensation plans specifically approved for this purpose by the Committee.

6.23.	Non-CIC Benefits

“Non-CIC Benefits” shall have the meaning as defined in Section 4.01 of this Agreement.

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6.24.	Non-CIC Good Reason

“Non-CIC Good Reason” means the occurrence of any one or more of the following events or circumstances without Executive’s prior written consent unless one or more of the events or circumstances are corrected, in all material respects, in accordance with Section 1.04(d) of this Agreement:

(i)	unless the Company first offers to Executive a position having an equal or greater grade rating, reassignment of Executive from her then current position with the Company to a position having a lower grade rating, in each case under the Company’s methodology of rating employment positions for its employees generally;

(ii)	a reduction within any 24-month period (other than an across-the-board reduction similarly affecting all Senior Officers) of Executive’s Targeted Total Compensation to an amount that is less than 90% of Executive’s highest Targeted Total Compensation during the 24-month period; or

(iii)	the Company’s requiring that Executive be based anywhere other than the Kansas City metropolitan area.

6.25.	Non-CIC Severance Period

“Non-CIC Severance Period” shall have the meaning as defined in Section 4.01(i) of this Agreement.

6.26.	Non-CIC Termination Period Incentive Payout

“Non-CIC Termination Period Incentive Payout” means an amount equal to the weighted average of (1) the Actual Incentive Payout for the Termination Performance Period and (2) the Capped Incentive Payout for the Termination Performance Period. The weights in the weighted average will be for the amount in clause (1), the number of months in the Performance Period occurring before the Termination Date, and, for clause (2), the number of months in the Performance Period occurring after the Termination Date and before the end of the Non-CIC Severance Period, in each case divided by the number of months in the Performance Period. In determining the number of months, the Termination Date will be rounded to the nearest month, rounding to the beginning of the month if the Termination Date falls on or before the 15th of the month and to the beginning of the following month if the Termination Date falls after the 15th of the month.

6.27.	Non-Compete Period

“Non-Compete Period” means the 18-month period beginning on the Termination Date. If Executive breaches or violates any of the covenants or provisions of this Agreement, the running of the Non-Compete Period shall be extended for an additional period equal to the period the breach or violation continues.

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6.28.	PCS Common Stock

“PCS Common Stock” means Sprint’s PCS Common Stock, Series 1, $1.00 par value per share.

6.29.	Performance Measure

“Performance Measure” means, with respect to any Performance Period, a measure, expressed as a percentage, of the extent to which the performance goals were achieved, as determined by the Committee, during the Performance Period.

6.30.	Performance Period

“Performance Period” means a period of time under the Incentive Plan for which the Committee establishes performance goals for the Company’s business units and authorizes payment of incentive compensation based on a measure of the extent to which those goals were achieved during the period.

6.31.	Prior Awards

“Prior Awards” shall have the meaning as defined in the fifth Recital to this Agreement.

6.32.	Post I Termination Performance Period

“Post I Termination Performance Period” means the Performance Period immediately following the Termination Performance Period.

6.33.	Post II Termination Performance Period

“Post II Termination Performance Period” means the Performance Period immediately following the Post I Termination Performance Period.

6.34.	Proceeding

“Proceeding” shall have the meaning as defined in Section 3.08 of this Agreement.

6.35.	Proprietary Information

“Proprietary Information” means trade secrets (such as customer information, technical and non-technical data, a formula, pattern, compilation, program, device, method, technique, drawing, or process) and other confidential and proprietary information concerning the products, processes, or services of the Company or the Company’s affiliates, including but not limited to: computer programs, unpatented or unpatentable inventions, discoveries or improvements; marketing, manufacturing, organizational, or research and development results and plans; business and strategic plans; sales forecasts and plans; personnel information, including the identity of other employees of the Company, their responsibilities, competence, abilities, and compensation; pricing and financial information; current and prospective customer lists and information on customers or their employees; information concerning purchases of major equipment or property; and information about potential mergers, acquisitions or other transactions which

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information: (i) has not been made known generally to the public, and (ii) is useful or of value to the current or anticipated business, or research or development activities of the Company or of any customer or supplier of the Company, or (iii) has been identified to Executive as confidential by the Company, either orally or in writing.

6.36.	Restrictive Covenants

“Restrictive Covenants” means those covenants applicable to Executive set forth in Section 3.02 through 3.07 of this Agreement.

6.37.	Senior Officer

“Senior Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (or any successor statute or statutes thereto), and the rules and regulations promulgated thereunder.

6.38.	Severance Agreement

“Severance Agreement” shall have the meaning as defined in the fourth recital to this Agreement.

6.39.	Subsidiary

“Subsidiary” means, with respect to any person (the “Controlling Person”), all other persons (the “Controlled Persons”) in whom the Controlling Person, alone or in combination with one or more of its Subsidiaries, owns or controls more than 50% of the management or voting rights, together with all Subsidiaries of such Controlled Persons.

6.40.	Targeted Compensation

“Targeted Compensation” means the amount established by the Committee that would be the payout under the Incentive Plan, if the Performance Measure for the Performance Period were 100%.

6.41.	Targeted Total Compensation

“Targeted Total Compensation” means, as of any time, the sum of Executive’s (1) Base Salary, (2) Targeted Compensation, and (3) targeted value of her annual stock option award, annual restricted stock or restricted stock unit award (ignoring the value of the options, restricted stock or restricted stock units granted before the Effective Date) as adopted by the Committee.

6.42.	Termination Date

“Termination Date” means (i) in the case of a termination of Executive’s employment by reason of Executive’s death, Executive’s date of death, (ii) in the case of a termination of Executive’s employment by reason of a Non-CIC Good Reason, the date which is thirty (30) days after the notice of termination is given, and (iii) in all other cases, the date of any notice of termination or the date, if any, on which the notice declares itself to be effective (but in no event later than the 60th day after the date on which such notice is given).

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6.43.	Termination Performance Period

“Termination Performance Period” means the Performance Period in which Executive’s Termination Date occurs.

6.44.	Total Disability

“Total Disability” shall have the same meaning as in Sprint’s Long-Term Disability Plan, as amended from time to time or any successor plan.

7.	Assignability, Binding Nature

This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs (in the case of Executive), and assigns. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that they may be assigned or transferred to any subsidiary of Sprint or pursuant to a merger or consolidation in which the Company is not the continuing entity, or the sale or liquidation of all or substantially all of the assets of the Company, but only if the assignee or transferee becomes the successor to all or substantially all of the assets of the Company and assumes the liabilities, obligations, and duties of the Company, as contained in this Agreement, either contractually or as a matter of law. The Company further agrees that, in the event of a sale of assets or liquidation as described in the preceding sentence, it will take whatever action it legally can in order to cause the assignee or transferee to expressly assume the liabilities, obligations, and duties of the Company hereunder.

No rights or obligations of Executive under this Agreement may be assigned or transferred by Executive other than her rights to compensation and benefits, which may be transferred only in connection with Executive’s estate planning objectives or by will or operation of law. If Executive should die or become disabled while any amount is owed but unpaid to Executive hereunder, all such amounts, unless otherwise provided herein, shall be paid to Executive’s legal guardian or to her devisee, legatee or other designee, as the case may be, or if there is no such designee, to Executive’s estate.

8.	Amendment

This Agreement may be amended, modified, or canceled only by mutual agreement of the parties in writing.

9.	Applicable Law

The provisions of this Agreement shall be construed in accordance with the internal laws of the State of Kansas, without regard to the conflict of law provisions of any state.

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10.	Tax Withholding

All payments made pursuant to this Agreement shall be subject to applicable federal, state and local income and other withholding taxes, and to other applicable withholdings or deductions elected by Executive or otherwise required by law or judicial process.

11.	Severability

The parties intend the various provisions of this Agreement to be severable and to constitute independent and distinct binding obligations. If any provision of this Agreement is determined to be invalid, illegal, or incapable of being enforced, in whole or in part, it shall not affect or impair the validity of any other provision or part of this Agreement, and the provision or part shall be deemed modified to the minimum extent required to permit enforcement. Upon such a determination that any term or other provision is invalid, illegal, or incapable of being enforced, the court or arbitrator, as applicable, shall have the authority to so modify the provision or term. If the provision or term is not modified by the court or arbitrator, the parties must negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions of this Agreement are preserved to the greatest extent possible.

12.	Waiver of Breach

No waiver by any party hereto of a breach of any provision of this Agreement by any other party, or of compliance with any condition or provision of this Agreement to be performed by such other party, will operate or be construed as a waiver of any subsequent breach by the other party of any similar or dissimilar provisions and conditions at the same or any prior or subsequent time. The failure of either party to take any action by reason of such breach will not deprive the party of the right to take action at any time while the breach continues.

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13.	Notices

Notices and all other communications provided for in this Agreement shall be in writing and shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or prepaid overnight courier to the parties at the addresses set forth below or at such other addresses as shall be specified by the parties by like notice:

If to Executive:	If to the Company:

Kathryn A. Walker	Sprint Corporation Attn: Corporate Secretary 6200 Sprint Parkway Overland Park, KS 66251 with copy to: Sprint Corporation Attn: General Counsel 6200 Sprint Parkway Overland Park, KS 66251

or to the latest address furnished by Executive to the Company for purposes of general communications.

Each party, by written notice furnished to the other party, may modify the applicable delivery address, but any notice of change of address shall be effective only upon receipt. Such notices, demands, claims and other communications shall be deemed given in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail, but in no event will any such communications be deemed to be given later than the date they are actually received.

14.	Survivorship

Upon the expiration or other termination of this Agreement, the respective rights and obligations of the parties shall survive the expiration or other termination to the extent necessary to carry out the intentions of the parties under this Agreement. In particular, without limiting the generality of the preceding sentence, any obligation of the Company to make payments or provide services under Section 4 shall continue beyond the end of the Employment Term and the obligations and covenants of Executive set forth in Section 3, and the rights and remedies of the Company with respect thereto, shall continue beyond the Employment Term to the extent contemplated therein.

15.	Entire Agreement

Except as otherwise noted herein, this Agreement constitutes the entire agreement between the parties concerning the subject matter specifically addressed herein and, except for the terms and provisions of any other employee benefit or other compensation plans (or any agreements or awards thereunder) referred to herein or contemplated hereby, this Agreement supersedes

(i)	all prior and contemporaneous oral agreements, if any, between the parties relating to the subject matter specifically addressed herein; and

(ii)	subject to Section 2.05, the Severance Agreement.

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16.	Headings

The headings in this Agreement are for convenience of reference only and will not affect the construction of any of its provisions.

17.	Counterparts

This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

[The remainder of this page has intentionally been left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date set forth above.

SPRINT CORPORATION

By:	/s/ Claudia S. Toussaint
Claudia S. Toussaint, Vice President Law -
Corporate Governance and Corporate Secretary

SPRINT/UNITED MANAGEMENT COMPANY

By:	/s/ James G. Kissinger
James G. Kissinger, Senior Vice
President—Human Resources

/s/ Kathryn A. Walker
Kathryn A. Walker, “Executive”

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Exhibit A

Boards of Directors of For-Profit Businesses

NONE

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